UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
 (Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
 (Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
  (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2018

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Strategic Bond Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory – WMC Japan Alpha Opportunities Fund
Brown Advisory – Somerset Emerging Markets Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.brownadvisory.com/mf), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling (800) 540-6807 or by enrolling at www.brownadvisory.com/mf.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 540-6807 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	4
Brown Advisory Equity Income Fund	8
Brown Advisory Sustainable Growth Fund	11
Brown Advisory Mid-Cap Growth Fund	14
Brown Advisory Small-Cap Growth Fund	18
Brown Advisory Small-Cap Fundamental Value Fund	24
Brown Advisory Global Leaders Fund	28
Brown Advisory Intermediate Income Fund	31
Brown Advisory Total Return Fund	35
Brown Advisory Strategic Bond Fund	41
Brown Advisory Sustainable Bond Fund	50
Brown Advisory Maryland Bond Fund	55
Brown Advisory Tax-Exempt Bond Fund	60
Brown Advisory Mortgage Securities Fund	65
Brown Advisory – WMC Strategic European Equity Fund	75
Brown Advisory – WMC Japan Alpha Opportunities Fund	79
Brown Advisory – Somerset Emerging Markets Fund	84
Brown Advisory – Beutel Goodman Large-Cap Value Fund	88
Statements of Assets and Liabilities	91
Statements of Operations	96
Statements of Changes in Net Assets	101
Financial Highlights	111
Notes to Financial Statements	119
Additional Information	134

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of the date of this report and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the date of this report. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI AC Asia ex Japan SMID Cap Index captures mid and small-cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 8 Emerging Markets (EM) countries in Asia. With 2,001 constituents, the index covers approximately 28% of the free ﬂoat-adjusted market capitalization in each country.  DM countries in the index include: Hong Kong and Singapore. EM countries include: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

GLOSSARY OF TERMS

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Global Large Cap Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen. The unhedged version of this index, known as the TOPIX Total Return Index, does not eliminate the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Growth Equity Fund – Investor Shares (the “Fund”) decreased 7.80% value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, decreased 8.17%.

Market volatility took a pronounced step higher over the last six months. There were 17 days from October through December in which the Index was up or down 2% or more for the day–compared to just 10 days for the full calendar year and none in the entirety of 2017–highlights this volatility. The Index fell nearly 16% in the last three months of 2018 ending the six-month period down just over 8%.

The narrative has not changed dramatically, yet the market has seemingly developed an increased sensitivity to the news flow lately. Concerns of the Federal Reserve missing the target on interest rates juxtaposed with inflationary pressures and the prospect of a cooling global economy continue dominating financial headlines.

Stock selection in health care was a standout contributor. A combination of several names that we purchased in recent years, including Dexcom, Thermo Fisher, and Edwards Lifesciences, were joined by longtime holding Danaher, which we have held for more than a decade, all provided strong positive contributions. Dexcom, which was the best-performing stock in the portfolio, manufactures an industry-leading continuous glucose monitoring (CGM) device, used by diabetics to monitor their blood sugar levels in real time. A series of rapid-succession approvals by the FDA and Medicare reimbursement approval for Dexcom and several competitors have validated the importance of CGM in the treatment and management of diabetes. This expanded awareness has created what we believe is a massive market opportunity, and we believe that Dexcom is positioned well to capitalize on it.

While the technology sector was negative in absolute terms for the period, it was one of the bigger positive contributors on a relative basis. This was partially due to weakness in several stocks that we do not own, such as Apple, NVIDIA and IBM, which are meaningful weights in the benchmark. Software company Salesforce.com and credit service PayPal were two of our top contributors for the period. Both of these companies have continued to take advantage of unique market opportunities and have been successful at growing faster than market expectations.

The recently reformed communications services sector was a detractor this period, primarily due to the performance of Electronic Arts, which was the worst-performing stock in the Fund. The company is one of the world’s leading video game publishers. The video game industry is experiencing secular growth and a structural profitability tailwind as consumers purchase a greater proportion of console video game services digitally. We also believe that an ample opportunity remains to improve monetization of gamers’ playing time, which is much lower than other forms of entertainment. Electronic Arts offers a stable portfolio of titles anchored by its sports franchises, FIFA in particular, which has global appeal. The company experienced several setbacks, some of which, in our view, were self-inflicted. However, our investment thesis remains intact and management has demonstrated the ability to bounce back from these obstacles in the past.

In terms of portfolio positioning we eliminated Facebook from the portfolio to fund a new position in Microsoft. Facebook remains in the crosshairs of regulatory and consumer backlash as a result of its missteps with data governance practices. This should undoubtedly weigh on its ability to grow as profitably as it has in the past. Given these challenges, we reallocated the capital to a business that we believe has greater visibility and offers a more compelling profile of upside potential versus downside risk.

We are pleased with the performance of the Fund, especially during periods of increased market volatility. The core of our investment approach is holding companies with strong fundamentals, which is one of the weapons we have to combat market volatility. Further, our investment process seeks to protect investors’ capital in volatile markets by also focusing on a company’s business model, their end-market diversification and their time-tested sensitivity to excessive valuation.

We understand and appreciate that we are not going to win the relative performance game every year, but we believe that maintaining a steadfast discipline with our investment process in both favorable and difficult market conditions is crucial to adding value over the long term.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.0%

Communication Services — 6.5%
61,845	Alphabet, Inc. — Class C*	64,047,301
642,197	Electronic Arts, Inc.*	50,675,765
		114,723,066
Consumer Discretionary — 12.1%
259,948	Alibaba Group Holding, Ltd. ADR*	35,631,072
52,211	Amazon.com, Inc.*	78,419,356
30,581	Booking Holdings, Inc.*	52,673,326
1,047,189	TJX Companies, Inc.	46,851,236
		213,574,990
Consumer Staples — 5.8%
255,141	Costco Wholesale Corp.	51,974,773
391,785	Estee Lauder Companies, Inc.	50,971,228
		102,946,001
Health Care — 21.2%
546,511	Danaher Corp.	56,356,214
464,858	DexCom, Inc.*	55,689,988
290,633	Edwards Lifesciences Corp.*	44,516,257
151,463	Intuitive Surgical, Inc.*	72,538,660
293,289	Thermo Fisher Scientific, Inc.	65,635,145
950,383	Zoetis, Inc.	81,295,762
		376,032,026
Industrials — 11.1%
760,764	BWX Technologies, Inc.	29,084,008
290,102	Cintas Corp.	48,734,235
822,271	Fortive Corp.	55,634,856
235,845	Roper Technologies, Inc.	62,857,409
		196,310,508
Information Technology — 33.0%
228,819	Adobe, Inc.*	51,768,011
633,603	Amphenol Corp.	51,334,515
370,234	Autodesk, Inc.*	47,615,795
135,907	FleetCor Technologies, Inc.*	25,240,648
1,509,773	Genpact, Ltd.	40,748,773
349,404	Intuit, Inc.	68,780,178
506,107	Microsoft Corp.	51,405,288
456,219	NXP Semiconductors NV	33,431,728
832,970	PayPal Holdings, Inc.*	70,044,447
473,967	salesforce.com, Inc.*	64,919,260
604,865	Visa, Inc.	79,805,888
		585,094,531
Materials — 3.3%
150,704	Sherwin-Williams Co.	59,295,996
Total Common Stocks (Cost $1,022,787,260)		1,647,977,118

Real Estate Investment Trusts — 3.5%
389,964	SBA Communications Corp.*	63,131,272
Total Real Estate Investment Trusts (Cost $36,316,692)		63,131,272

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
60,224,037	First American Government
	Obligations Fund — Class Z, 2.32%#	60,224,037
Total Short-Term Investments (Cost $60,224,037)		60,224,037
Total Investments — 99.9% (Cost $1,119,327,989)		1,771,332,427
Other Assets in Excess of Liabilities — 0.1%		897,286
NET ASSETS — 100.0%		$1,772,229,713

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	33.0%
Health Care	21.2%
Consumer Discretionary	12.1%
Industrials	11.1%
Communication Services	6.5%
Consumer Staples	5.8%
Real Estate Investment Trusts	3.5%
Money Market Funds	3.4%
Materials	3.3%
Other Assets and Liabilities	0.1%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Flexible Equity Fund – Investor Shares (the “Fund”) decreased 9.15% in value, as compared to the return of the S&P 500® Index (the “Index”), the Fund’s benchmark, which declined 6.85%.

The U.S. stock market fell sharply in the fourth quarter from the highs reached in the third quarter. Specifically, the total return of the Fund’s benchmark, the S&P 500 Index, was + 7.7% in the third quarter and -13.5% in the fourth quarter. Since we like lower prices when we put capital to work, we were more actively buying than selling.

Since September, the mood of the market devolved from confident to concerned as focus turned to the length of time (10 years) since the last retreat in global economic activity. This concern was exacerbated by signs of slowing economic expansion, fears about the effects of higher interest rates (10-year U.S. Treasury rates had more than doubled from their low of 1.4% in July 2016), a flattened and almost inverted U.S. yield curve (sometimes a signal of a recession to come), the U.S. election results (moving from one-party to two-party control in Congress), a 40% decline in the price of oil, U.S. trade tensions with China and a federal budget impasse leading to a U.S. government shutdown. Interestingly, these news items, or their ilk, have all happened before in modern economic and financial history. They are the “usual suspects” for a market retreat, especially after sustained gains, and all are subject to change.  As stocks declined, bonds rallied strongly, which begins to relieve the pressure point of higher interest rates we noted above. At current interest rates and equity valuations, we continue to view stocks as more attractive than bonds.

Prices can swing far above or below prior levels or long-term values depending on the actual events and the perceptions, fears and dreams of investors. Markets can be placid, but the potential for volatility always remains. On the other hand, human ingenuity, economic and business progress, and moderate rates of inflation are usually reflected in higher business values and, short-term volatility aside, higher security prices over time.

In our Annual Report commentary, we discussed “growth” stocks and “value” stocks, putting these labels in quotes because the stocks themselves do not innately and immutably possess these traits. Investors assign these labels to companies based on recent results and expectations for the future—or, in the case of style-based indices, largely by sorting the highest valuation stocks into the “growth” category and the lowest into the “value” category. In reasonably efficient markets, neither type of investment should be expected to permanently outperform the other, despite periodic long runs favoring one or the other. In recent years, “growth” stocks have outperformed “value” stocks, but in the fourth quarter, as markets retreated, “value” outperformed “growth” perhaps as “value,” not having gained so much as “growth” previously, had less to retreat.

The Fund contains both “growth” and “value” stocks as the market labels them, but we have neither a value nor a growth style of investing. We always want to get a lot for our money, so investors should think of us first as having a value philosophy. However, we recognize that companies that can grow their sales and earnings while earning a strong return on invested capital offer more favorable long-term prospects to investors than those that cannot, so investors can think of us as having a growth philosophy as well. We distinguish philosophy from style because value judgements are subjective, more so than objectively quantifiable.

Please note that the presentation in the Schedule of Investments has changed to reflect the Global Industry Classification Standard’s (GICS) changes in the classifications of companies across economic sectors—enlarging the communications sector. GICS was developed by MSCI and Standard and Poor’s in the 1990s to provide the financial community with a reliable, complete and standard approach to classifying stocks—this change represents its latest evolution. Portfolio holdings Alphabet, Inc. Class A & Class C and Facebook, Inc. moved from the information technology sector and Walt Disney Co. from consumer discretionary sector into the new communications services sector. The reclassifications do not affect our views on the companies, how we manage or what we hold in the portfolio, but we believe that this change is an improvement in its methodology. This change also makes the balance that we believe exists in our portfolio more apparent. For example, we now appear less overweight in the technology sector since two of our larger holdings moved to the communications services sector, but again, we did not change our holdings. We think about balance in terms of the aggregation of company business characteristics rather than economic sectors and relative sector weightings. We prefer balance over the larger skewing some may see in style-driven (value versus growth) portfolios. As usual, there were some changes in the portfolio holdings at the margin, but nothing that changes the character of the portfolio.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2018

The biggest contributors to returns in the six-month period were Berkshire Hathaway, Inc. Class B, a diversified insurance and industrial company (Warren Buffett’s company); Merck & Co., a pharmaceutical manufacturer; Edwards Lifesciences, a manufacturer and marketer of medical devices to treat late-stage cardiovascular disease; Chipotle Mexican Grill, Inc., a fast casual restaurant chain; and Anthem, Inc., a managed health care company. All of the top contributors benefited from good business results and rising valuations.

The largest detractors to returns were Facebook, Inc., a leader in social media; Conagra Brands, a packaged food company; Ameriprise Financial, Inc., a diversified financial services firm; Suncor Energy Inc,, a Canadian integrated energy company; and Apple Inc., a manufacturer of various personal digital, computing and communications devices.

Facebook’s decline reflected investors’ concerns regarding slowing growth and the possibility of government regulations. We believe that Facebook is difficult to replicate or replace and while not essential to users’ lives, is an important source of entertainment that may produce healthy and growing profits for years to come. We viewed the drop in share price as an opportunity to add to our holding.

Conagra Brands disappointed investors with its quarterly results and the outlook for its recently acquired Pinnacle Foods business.  Energy and financial stocks were generally lower for the period; Ameriprise Financial and Suncor declined.  Apple fell on news that several suppliers of components were revising their revenue outlook, implying that Apple was experiencing a decline in iPhone unit demand.

We added several new holdings and eliminated four since our June 30, 2018 Annual Report to shareholders.

New investments include Alibaba Group Holding Ltd., the largest e-commerce company in China; Amazon.com, a leading online retailer and provide of cloud services; Cimarex Energy Co., an oil and gas exploration and production company; DowDuPont Inc., a specialty materials producer; and Taiwan Semiconductor Manufacturing, a leading producer of semiconductors.

We participated in a tender offer from Altaba to exchange a portion of our shares for cash as well as shares in Alibaba, which has continued growing at a rapid clip both in China and other regions in Asia. Its other investments (e.g., cloud computing and Alipay) continue showing progress and are garnering additional market share.

The recent decline in Amazon’s share price gave us an opportunity to invest in a market leader that we believe has strong future growth prospects and excellent entrepreneurial leadership of founder and CEO Jeff Bezos.

Cimarex Energy has production assets primarily in the Permian Basin in western Texas and Mid-Continent region in Oklahoma. Management has been focused on generating an attractive return on invested capital over the full commodity cycle and well lives.  We believe that earnings have the potential to improve as bottleneck issues related to the transportation of oil and gas from the Permian Basin may be resolved with new pipeline capacity next year.

We view the merger of Dow and DuPont, two leading chemical and materials companies, under the leadership of Ed Breen as a positive development and believe that the company is making strides in rationalizing its cost structures. We believe that its decision to divide the company into three more-focused companies later in 2019 has the potential to enhance its ability to create value.

Taiwan Semiconductor Manufacturing is the leading producer of semiconductors for semiconductor companies that do not have their own chip manufacturing facilities called foundries. We believe Taiwan Semiconductor has advantages of technical skill and intellectual property trust vs. competitors, enabling it to potentially earn and sustain attractive returns in its business.

We sold our investments in Aetna, Inc., a health care benefits company; Chipotle Mexican Grill Inc., a fast casual restaurant; Occidental Petroleum Corp., an integrated energy company; and PepsiCo, Inc., a leading beverage and snack food company.  We eliminated Aetna, recently acquired by CVS, in favor of further building our position in Anthem, a managed health care company which we believe has better upside potential.  Chipotle Mexican Grill was sold as its valuation expanded reflecting a more positive view of the company following a management change.

We reinvested these proceeds, as well as those from Occidental Petroleum and PepsiCo, into holdings that we believe have better upside potential.

We search for what we believe to be investment bargains among long-term attractive businesses with shareholder-oriented managers. These businesses should have or develop competitive advantages that have the potential to result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time.  Bargains in these types of stocks can arise for various reasons, but are often due to short-term investor perceptions,

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2018

temporary business challenges that will improve, company or industry changes for the better, or as-yet-unrecognized potential for long-term growth and development.  Despite the occasional investment that will go awry, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our potential to find them.  To that end, our equity research team is smart, enterprising, and motivated in this search.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Maneesh Bajaj, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.8%

Communication Services — 9.8%
5,631	Alphabet, Inc. — Class A*	5,884,170
13,724	Alphabet, Inc. — Class C*	14,212,712
100,082	Facebook, Inc.*	13,119,749
57,561	Walt Disney Co.	6,311,564
		39,528,195
Consumer Discretionary — 12.9%
17,465	Alibaba Group Holding, Ltd. ADR*	2,393,927
2,831	Amazon.com, Inc.*	4,252,077
6,854	Booking Holdings, Inc.*	11,805,467
214,901	CarMax, Inc.*	13,480,740
70,397	eBay, Inc.*	1,976,044
158,887	Lowe’s Companies, Inc.	14,674,803
80,351	TJX Companies, Inc.	3,594,904
		52,177,962
Consumer Staples — 2.7%
230,720	Conagra Brands, Inc.	4,928,179
366,827	Nomad Foods, Ltd.*	6,133,348
		11,061,527
Energy — 4.5%
65,034	Cimarex Energy Co.	4,009,346
514,851	Kinder Morgan, Inc.	7,918,408
221,345	Suncor Energy, Inc.	6,191,020
		18,118,774
Financials — 22.4%
78,002	Ameriprise Financial, Inc.	8,141,069
392,647	Bank of America Corp.	9,674,822
97,712	Berkshire Hathaway, Inc.*	19,950,836
287,594	Charles Schwab Corp.	11,943,779
137,660	JPMorgan Chase & Co.	13,438,369
272,692	KKR & Co., Inc.	5,352,944
577,223	Regions Financial Corp.	7,723,244
34,601	T. Rowe Price Group, Inc.	3,194,364
247,514	Wells Fargo & Co.	11,405,445
		90,824,872
Health Care — 9.5%
31,906	Anthem, Inc.	8,379,473
86,474	Edwards Lifesciences Corp.*	13,245,222
50,819	Merck & Co., Inc.	3,883,080
51,093	UnitedHealth Group, Inc.	12,728,288
		38,236,063
Industrials — 6.1%
67,898	Canadian National Railway Co.	5,031,921
121,999	Delta Air Lines, Inc.	6,087,750
28,599	General Dynamics Corp.	4,496,049
34,563	United Rentals, Inc.*	3,543,744
51,157	United Technologies Corp.	5,447,197
		24,606,661
Information Technology — 25.4%
56,547	Accenture PLC	7,973,693
93,036	Apple, Inc.	14,675,499
23,322	Broadcom, Inc.	5,930,318
107,125	MasterCard, Inc.	20,209,131
158,249	Microsoft Corp.	16,073,351
98,171	PayPal Holdings, Inc.*	8,255,199
116,078	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	4,284,439
192,745	Visa, Inc.	25,430,775
		102,832,405
Materials — 1.5%
115,652	DowDuPont, Inc.	6,185,069
Total Common Stocks (Cost $251,678,906)		383,571,528

Real Estate Investment Trusts — 2.4%
39,605	Crown Castle International Corp.	4,302,291
34,038	SBA Communications Corp.*	5,510,412
Total Real Estate Investment Trusts (Cost $8,223,506)		9,812,703

Closed-End Funds — 1.7%
117,285	Altaba, Inc.*	6,795,492
Total Closed-End Funds (Cost $3,492,278)		6,795,492

Short-Term Investments — 0.2%

Money Market Funds — 0.2%
883,004	First American Government
	Obligations Fund — Class Z, 2.32%#	883,004
Total Short-Term Investments (Cost $883,004)		883,004
Total Investments — 99.1% (Cost $264,277,694)		401,062,727
Other Assets in Excess of Liabilities — 0.9%		3,507,156
NET ASSETS — 100.0%		$404,569,883

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	25.4%
Financials	22.4%
Consumer Discretionary	12.9%
Communication Services	9.8%
Health Care	9.5%
Industrials	6.1%
Energy	4.5%
Consumer Staples	2.7%
Real Estate Investment Trusts	2.4%
Closed-End Funds	1.7%
Materials	1.5%
Money Market Funds	0.2%
Other Assets and Liabilities	0.9%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Equity Income Fund - Investor Shares (the “Fund”) decreased 5.27% in value. During the same period, the Fund’s benchmark, the S&P 500® Index (the “Index”), decreased 6.85%.

The third and fourth quarters of 2018 were polar opposites for U.S. stocks. In the third quarter, the Index posted its best single quarter of performance in nearly five years as every constituent sector increased. However, those gains were more than completely erased by a broad market sell-off in the fourth quarter that accelerated during December and saw the Index hit a 20-month low on Christmas Eve. Worries about rising interest rates and the impact of U.S tariffs on trade formed a year-end backdrop for investors of slowing future earnings growth. In line with its historical goal of providing capital protection in declining markets, the Fund outperformed the Index during this period of rapidly deteriorating investor sentiment.

The health care sector was the best-performing sector for the Fund during the six-month period in which only three of the 11 sectors in the Index posted positive returns. In particular, pharmaceutical holding Merck posted strong quarterly earnings results as its important cancer drug Keytruda continued to gain market share with doctors and patients. Fellow pharmaceutical peer Novartis was also a strong performer because of a brighter outlook for its coming lineup of high-margin specialty drugs. Lastly within health care, we added Gilead Sciences after the stock price declined to what we believe to be a reasonable level during the December sell-off. Among other positive investment attributes, Gilead has a solid franchise in HIV drugs and a historical commitment to dividend growth.

The Fund’s information technology holdings performed well on a relative basis during the period and declined less than the benchmark sector overall. This was despite a 30% drop in Apple shares in the fourth quarter amid indications that its latest generation of iPhones were selling at a slower rate than expected. Apple’s weakness in the period was offset by steady performance from fellow information technology holdings Microsoft and Cisco Systems. Both companies continued benefitting from a healthy spending environment as companies worldwide devoted more resources to their information technology systems.

Industrials and energy were the Fund’s worst-performing sectors during the period. In industrials, data measurement company Nielsen Holdings declined after reporting disappointing quarterly results and lowering its full-year financial guidance. We exited Nielsen due in part to an outlook for deteriorating cash flow that may eventually threaten the company’s dividend yield. Meanwhile, energy holdings Suncor Energy and Occidental Petroleum fell amid a 39% decline in the price of oil during the period. Despite the decline in commodity prices, we believe that both companies remain positioned well to potentially generate strong cash flows in the future. We added to our position in pipeline operator Kinder Morgan, which has had little unhedged exposure to changing oil prices.

The consumer staples sector also detracted from performance during the period. Most notably, U.S. cigarette maker Altria fell because of weaker-than-expected consumer demand for traditional cigarettes in favor of new e-cigarette products from competitors such as JUUL Labs Inc. In December, Altria announced a $12.8 billion investment in JUUL to support the e-cigarette company’s efforts to switch adult smokers away from traditional cigarettes. As a result, we trimmed our position in Altria as this dramatic strategic shift effectively changed the risk profile of the company and could impact Altria’s ability to return cash to shareholders at an attractive rate in the future.

The Global Industry Classification Standard (GICS) added a new sector during the period – the newly constituted communications services sector. This new sector was formed through the combination of the previous telecommunication services sector along with media companies from the consumer discretionary sector and internet-related companies from the information technology sector. New holding Comcast is the Fund’s only current investment in communications services, which is dominated by non-dividend paying stocks such as Alphabet, Facebook, and Netflix. We added Comcast late in the year as the market selloff intensified and price/earnings multiples fell across many sectors. We also added luxury retailer Tiffany & Co. at the same point in time. Both investments share common characteristics such as what we believe to be reasonable valuations, above-average dividend yields, strong balance sheets and cash flows, and attractive future growth potential.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2018

Our investment process has focused on such attributes since the Fund’s inception. Remaining patient and disciplined paid off as market volatility increased in late 2018 and created a much better environment for long-term investors looking to buy high-quality companies at reasonable prices. As always, our ultimate goal in running this Fund is building a portfolio of investments that we believe has the potential to generate a reliable stream of growing income over time while also offering a level of capital preservation during those periods when it is needed.

Sincerely,

Brian Graney, CFA
Portfolio Manager

Earnings growth is not representative of the fund’s future performance.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 91.0%

Communication Services — 2.0%
46,787	Comcast Corp.	1,593,097

Consumer Discretionary — 11.3%
20,734	Best Buy Co., Inc.	1,098,073
18,236	Hasbro, Inc.	1,481,675
7,254	Home Depot, Inc.	1,246,382
12,323	Lowe’s Companies, Inc.	1,138,152
13,890	McDonald’s Corp.	2,466,447
10,535	Tiffany & Co.	848,173
12,764	V.F. Corp.	910,584
		9,189,486
Consumer Staples — 8.4%
24,408	Altria Group, Inc.	1,205,511
49,346	Coca-Cola Co.	2,336,533
17,562	Philip Morris International, Inc.	1,172,439
39,191	Unilever NV ADR	2,108,476
		6,822,959
Energy — 6.0%
115,038	Kinder Morgan, Inc.	1,769,285
23,672	Occidental Petroleum Corp.	1,452,987
59,466	Suncor Energy, Inc.	1,663,264
		4,885,536
Financials — 14.5%
15,500	Ameriprise Financial, Inc.	1,617,735
68,079	Bank of America Corp.	1,677,466
24,719	Cincinnati Financial Corp.	1,913,745
14,876	Erie Indemnity Co.	1,983,120
27,400	JPMorgan Chase & Co.	2,674,788
40,990	Wells Fargo & Co.	1,888,819
		11,755,673
Health Care — 16.1%
19,504	AbbVie, Inc.	1,798,074
12,736	Gilead Sciences, Inc.	796,637
19,210	Johnson & Johnson	2,479,050
17,318	Medtronic PLC	1,575,245
47,694	Merck & Co., Inc.	3,644,299
31,569	Novartis AG ADR	2,708,936
		13,002,241
Industrials — 6.3%
8,081	General Dynamics Corp.	1,270,414
42,643	Healthcare Services Group, Inc.	1,713,396
19,761	United Technologies Corp.	2,104,151
		5,087,961
Information Technology — 22.2%
14,325	Accenture PLC	2,019,968
20,348	Apple, Inc.	3,209,694
20,697	Automatic Data Processing, Inc.	2,713,791
7,162	Broadcom, Inc.	1,821,153
80,677	Cisco Systems, Inc.	3,495,734
46,022	Microsoft Corp.	4,674,455
		17,934,795
Materials — 4.2%
30,798	DowDuPont, Inc.	1,647,077
11,147	Linde PLC	1,739,378
		3,386,455
Total Common Stocks (Cost $48,907,511)		73,658,203

Real Estate Investment Trusts — 7.0%
11,717	American Tower Corp.	1,853,512
35,206	W.P. Carey, Inc.	2,300,360
69,291	Weyerhaeuser Co.	1,514,701
Total Real Estate Investment Trusts (Cost $5,015,883)		5,668,573

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
1,524,791	First American Government
	Obligations Fund — Class Z, 2.32%#	1,524,791
Total Short-Term Investments (Cost $1,524,791)		1,524,791
Total Investments — 99.9% (Cost $55,448,185)		80,851,567
Other Assets in Excess of Liabilities — 0.1%		77,318
NET ASSETS — 100.0%		$80,928,885

ADR — American Depositary Receipt
#	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	22.2%
Health Care	16.1%
Financials	14.5%
Consumer Discretionary	11.3%
Consumer Staples	8.4%
Real Estate Investment Trusts	7.0%
Industrials	6.3%
Energy	6.0%
Materials	4.2%
Communication Services	2.0%
Money Market Funds	1.9%
Other Assets and Liabilities	0.1%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Sustainable Growth Fund – Institutional Shares (the “Fund”) decreased 5.26% in value. During the same period, the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”), decreased 8.17%.

Strength in technology, health care and materials primarily drove the relative outperformance. Our overweight to health care also contributed to the outperformance. These positive factors more than offset negative performance from many of our industrial holdings.

The majority of our positive performance, since inception, has come during periods of market weakness and the results over the last six months are consistent with this trend. We believe that our strict valuation discipline, preference for high-quality companies and research that focuses on identifying some of the most persistent drivers of value creation for companies–including sustainability drivers–have contributed to these results. The majority of our portfolio consists of what we believe to be steady-growth companies with low double-digit bottom-line growth prospects. We believe that this helped provide ballast in the most recent period of macro weakness.

Taking a closer look at the last six months, our outperformance was fairly broad-based with strong contributions from companies in a variety of sectors. On October 28, 2018, IBM announced its intention to acquire Red Hat for more than a 60% premium to the previous day’s closing price. IBM intends to scale Red Hat’s hybrid cloud and open source technology by leveraging its vast distribution network. We used the strength in Red Hat to exit the position.

American Tower exceeded revenue expectations in the third quarter sending its shares higher. We believe that strong revenue growth has the potential to continue given a very active spending cycle by all four of the big carriers going forward. The company’s portfolio of tower assets around the world will be critical to meeting communications and bandwidth demands over the long term. While we slightly trimmed the position on strength during the period, it is a core position in the strategy.

Ball Corporation posted strong results during the period and the company navigated around headwinds, such as increased freight costs nicely. Global can volumes are up, including double-digit growth in specialty cans which is a meaningful amount of Ball’s total volumes. Aluminum is taking share from glass, and we believe this shift may accelerate over time. The company has used its strong cash flow to return capital to shareholders and we maintained our core position.

Finally, Danaher and Thermo Fisher benefitted from a strong spending environment across the health care landscape, especially in the biologics area. Given that we believe growth in research and biologic development is likely to continue, we maintained large positions in both companies.

In terms of our largest detractor, Facebook declined due to lowered profit expectations going forward. The company has to spend more than it originally anticipated a few years ago to fight a host of threats against its network. We exited our small position in Facebook during the quarter. We have previously written about reducing our position size given the elevated risks around privacy, data security, governance, and regulation. In monitoring the situation to assess whether these issues are systemic or isolated incidents, it has become clear to us that Facebook gave far greater data access to many technology companies beyond what it originally disclosed. At a minimum, these partnerships might have violated Facebook’s consent decree with the Federal Trade Commission. Ultimately it seems that Facebook deceived users and investors as to the extent of the data privacy issues. Unfortunately, in our opinion, Facebook’s management has demonstrated a systemic disregard for managing privacy, data security and regulatory risk.

Other detractors included Welbilt, J.B. Hunt Transport, Aptiv and A.O. Smith. During the period, Welbilt’s CEO, Hubertus Muhlhauser, surprisingly left the company to become chief executive of a large agricultural equipment company. We held Muhlhauser in high regard and were disappointed to hear of his resignation. Given that we built our fundamental thesis around Muhlhauser’s leadership, we exited the position. J.B. Hunt’s intermodal operation suffered an unanticipated slowdown in volume in its Western region which caused overall revenue growth to fall short of expectations. We added to our position in J.B. Hunt during the period given that we believe that the slowdown will likely be temporary. Weakness in global auto production caused investors to punish auto suppliers including Aptiv. While we anticipate Aptiv’s near-term results will suffer due to the slower end market, our long-term thesis is unchanged and we used the weakness to add to our position. Finally, A.O. Smith lowered its financial outlook given slower growth in China. The company is having a more difficult time growing its water heater sales and other products in China due to more cautious consumer spending. We took advantage of the weakness in A.O. Smith and added to our position as our long-term thesis remains intact.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2018

We added two new names to the portfolio during the last six months, Aspen Technology and Illumina. Aspen sells mission critical optimization software to energy, construction, engineering and chemical companies, helping these customers make their plants and supply chains more efficient, increasing production capacity and saving them billions of dollars over time. Aspen is the market leader and has amassed deep domain expertise over the last 35 years.

Illumina is a leading developer of life science tools and integrated systems for the analysis of genetic variation and function. The company provides sequencing and array-based solutions for genotyping and gene expression profiling of DNA and RNA. Illumina’s sustainable business advantage is its ability to drive the efficiency and productivity of diagnostics and therapeutics within the health system. The increased emphasis on preventative molecular medicine should help advance a new era of precision health care. Furthermore, identifying desirable traits in plants and animals may lead to healthier and more productive crops and livestock.

During the period, we eliminated Red Hat given that we do not believe there will be another bidder besides IBM, and we redeployed those proceeds into a number of existing holdings. We also eliminated Welbilt and Facebook as we previously discussed.

We are encouraged by our relative outperformance during the period. We maintain a disciplined process of discerning high-quality names poised for steady success–even in uncertain operating environments. After all, sustainable growth requires management teams to be resilient against many challenges, including constraints on the natural environment and resources. Our deep sustainability research helps us identify the companies that have been making the right long-term investments, for many years now, toward their own long-term sustainability and growth.

While we enter calendar year 2019 with considerable macroeconomic and political uncertainty, we will maintain focus on our disciplined, repeatable formula for stock selection which we believe has the potential to enable us to provide attractive long-term returns.

Sincerely,
Karina Funk, CFA
Portfolio Manager

David Powell, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 91.7%

Communication Services — 4.1%
29,580	Alphabet, Inc. — Class A*	30,909,917

Consumer Discretionary — 12.6%
21,446	Amazon.com, Inc.*	32,211,249
192,827	Aptiv PLC	11,872,358
84,489	Home Depot, Inc.	14,516,900
180,255	Marriott International, Inc.	19,568,483
357,737	TJX Companies, Inc.	16,005,153
		94,174,143
Consumer Staples — 2.4%
329,636	Unilever NV ADR	17,734,417

Health Care — 23.7%
324,275	Danaher Corp.	33,439,238
119,061	Edwards Lifesciences Corp.*	18,236,573
58,236	IDEXX Laboratories, Inc.*	10,833,061
46,404	Illumina, Inc.*	13,917,952
31,799	Mettler-Toledo International, Inc.*	17,984,878
135,145	Thermo Fisher Scientific, Inc.	30,244,100
122,943	UnitedHealth Group, Inc.	30,627,560
217,046	West Pharmaceutical Services, Inc.	21,277,019
		176,560,381
Industrials — 13.0%
361,620	A.O. Smith Corp.	15,441,174
275,652	Fortive Corp.	18,650,614
220,928	J.B. Hunt Transport Services, Inc.	20,555,141
148,641	Nordson Corp.	17,740,303
224,996	Verisk Analytics, Inc.*	24,533,564
		96,920,796
Information Technology — 29.7%
91,884	Adobe, Inc.*	20,787,836
157,146	Aspen Technology, Inc.*	12,914,258
146,423	Autodesk, Inc.*	18,831,462
142,725	Intuit, Inc.	28,095,416
1,225,181	Marvell Technology Group, Ltd.	19,835,681
363,838	Microsoft Corp.	36,955,026
157,885	Monolithic Power Systems, Inc.	18,354,131
133,851	salesforce.com, Inc.*	18,333,572
87,817	Tyler Technologies, Inc.*	16,318,155
237,013	Visa, Inc.	31,271,495
		221,697,032
Materials — 6.2%
434,277	Ball Corp.	19,968,056
175,633	Ecolab, Inc.	25,879,523
		45,847,579
Total Common Stocks (Cost $542,697,412)		683,844,265

Real Estate Investment Trusts — 4.8%
225,735	American Tower Corp.	35,709,020
Total Real Estate Investment Trusts (Cost $26,095,480)		35,709,020

Short-Term Investments — 2.5%

Money Market Funds — 2.5%
18,778,906	First American Government
	Obligations Fund — Class Z, 2.32%#	18,778,906
Total Short-Term Investments (Cost $18,778,906)		18,778,906
Total Investments — 99.0% (Cost $587,571,798)		738,332,191
Other Assets in Excess of Liabilities — 1.0%		7,226,420
NET ASSETS — 100.0%		$745,558,611

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	29.7%
Health Care	23.7%
Industrials	13.0%
Consumer Discretionary	12.6%
Materials	6.2%
Real Estate Investment Trusts	4.8%
Communication Services	4.1%
Money Market Funds	2.5%
Consumer Staples	2.4%
Other Assets and Liabilities	1.0%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Mid-Cap Growth Fund – Investor Shares (the “Fund”) decreased 11.07% in value. During the same period, the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark, decreased 9.63%.

Given our approach and historical results, we generally expect to outperform in down markets. While our benchmark’s decline likely provided a tailwind to the Fund’s relative results, we believe that other market dynamics provided an opposing headwind during the final six months of 2018.  Nonetheless, stock-selection typically drives our results and while we were happy with the Fund’s positive stock selection and relative performance for the full calendar year, both were better in the first half.

Two portfolio dynamics likely worked against the Fund’s relative returns in the last six months—its small-cap tilt and its overweight to health care. Large-cap stocks generally held-up better than small-caps in the back half of 2018. Specifically, the Russell 1000® Growth Index outpaced the Russell 2000® Growth Index by more than 9% from the end of June through December 2018. We believe that this provided a headwind in the last six months since the Fund’s holdings have a lower weighted-average market cap than its benchmark. Moreover, the technology sector within the Fund’s benchmark outpaced health care by approximately 5%. Through the last six months, due entirely to our bottom-up stock selection process and a change to our benchmark’s sector weights in June, the Fund was overweight health care and underweight tech. This was likely the wrong sector tilt over this short period.

Regardless of market dynamics, stock selection drove our relative shortfall in the last six months. A few holdings reported disappointing results late in the year and their share prices were hit disproportionately in a skittish market. The drag from these detractors more than offset the contribution from our gainers during the last six months.

Top detractors during the period included Electronic Arts (EA), Welbilt and Catalent. In September, video game maker Electronic Arts announced slower-than-expected growth in its main franchise—FIFA Ultimate Team—and its managers lowered full-year guidance. To make matters worse, EA’s “Live Services” revenue growth (largely tied to FIFA Ultimate Team) decelerated two quarters in a row and, as of December, game sales of another main franchise, Battlefield V, seemed soft. We view these issues as short-term and added to the position on weakness. EA benefits from three long-term trends that could drive above-average returns for shareholders in the coming years: a shift to full-game downloads, new monetization schemes and ultimately a transition to subscription. The third trend is embryonic. Nonetheless, a shift to subscription could not only lift revenue, but also its predictability, potentially driving EA’s valuation higher.

Despite carrying a leverage ratio over 4x net-debt/EBITDA, we expected Welbilt’s commercial kitchen-equipment business to hold up better in a pullback. However, a series of company-specific events halted the firm’s operating momentum from earlier in the year and caused investors to line up for the exits during the fourth quarter. Despite solid organic growth in North America (a linchpin of our investment thesis), Welbilt missed Q3 earnings on lower-than-expected margins. Shares felt additional pressure due to a recent management change and tariff fears. Based on our field research, we do not believe that end-market demand for the company’s products or its competitive position have changed. We also believe that some of the recent gross margin pressures will prove transient.

Catalent, 2017’s largest contributor, took a pause in 2018 as growth decelerated. Nonetheless, we still believe that it is a leading pharmaceutical dosage form maker with bright prospects in its burgeoning biologics manufacturing business. A prolonged global shortage of ibuprofen—the active ingredient in the company’s largest product—has temporarily hampered growth. Moreover, we believe that a large customer’s decision to manufacture one drug in-house is a rare event that fueled further negative sentiment. To us, the current setup looks like our original entry point two years ago and we were excited to add to the position on weakness. Catalent’s business can be volatile quarter-to-quarter, but it still benefits from secular trends towards outsourcing and large-molecule therapies and we think this will shine through with steadier results later this year.

The top performers during the period included Ball Corp, Church & Dwight, and Dexcom. The first two benefited from a rotation into the consumer staples sector, as well as company-specific success.

Ball Corp makes about 1/3 of the world’s aluminum beverage cans. Its stock price stalled in 2017 while management struggled to convince investors that it could successfully integrate a large acquisition. Sentiment turned positive in 2018 as Ball posted solid results. Longer-term, the company may benefit from a shift towards higher-priced “specialty” cans and operating efficiency gains under an accomplished management team. In the future, we believe that Ball has the potential to also reap the benefits of a global shift away from plastic water bottles (aluminum cans can be recycled more efficiently).

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2018

With “power brands” such as Arm & Hammer, prospects for domestic share gains, faster growth overseas, and a strong management team, we believe that Church & Dwight remains fairly unique amongst consumer staples companies in its ability to raise prices and push 5% organic growth. The company’s organic growth accelerated through 2018 and its share price responded favorably. We trimmed the position on valuation, but would consider rebuilding it should a buying opportunity present itself.

Dexcom’s stock price more than doubled during 2018. It was hit disproportionately in late 2017 when a competing glucose monitor from Abbott Labs (dubbed the “FreeStyle Libre”) won FDA approval with a favorable label; however, fears of heightened competition and share losses proved overdone. Dexcom’s growth actually accelerated as Abbott’s marketing raised awareness and Dexcom introduced its newest sensor.

During the period, the Fund added 10 investments and exited 12 positions. We took advantage of the market drawdown in the second half to build new positions in well-run companies that we believe will be much larger in three to five years. Four of the new positions were in health care, four in technology, one in consumer discretionary and one in financials. While in disparate parts of the market, there is a common thread—all of the new positions fit our “3G” philosophy, which focusses on durable growth, sound governance, and scalable go-to-market strategies.  We highlight two below, though we are just as excited about the others.

We built a position in Black Knight Inc, a software provider to the mortgage industry. We think Black Knight’s announced new-business wins have the potential to drive single-digit revenue growth over the next three years in a stable market that is less prone, historically, to cyclical swings (servicing existing home mortgages). Moreover, we believe that the firm has the potential to leverage its dominant position (70% market share) in first-lien mortgage servicing software to grow in the adjacent second-lien (HELOCs) space, where software adoption is low. The company also hopes to cross-sell data analytics products and cultivate a small loan origination software business that could be much bigger someday.

We bought shares of Autodesk, which offers 3D design, engineering and entertainment software solutions. Autodesk is transitioning from a perpetual software licensing model to subscription. Through various initiatives, including new products, subscription bundles and piracy control, we believe that Autodesk has the potential to, over the next three years, push more durable revenue and free cash flow growth beyond current expectations.

We sold positions across a variety of sectors—five in information technology, four in health care, one in consumer discretionary, one in financials, and one in consumer staples. We sold shares of Alder Biopharmaceuticals, BankUnited, Blackbaud, Cambrex Corp, Microchip Technologies and Ultragenyx due to fundamental concerns. We exited positions in Global Payments and Gartner due to valuation. Cotiviti was acquired by a private equity-funded competitor. Finally, we sold Estee Lauder and CoreLogic to fund other opportunities.

Shifting the lens slightly from the six-month calendar period, since peaking in mid-September, our benchmark retrenched approximately 22% through Christmas Eve, its recent low. While similar in magnitude to its last pullback (-20% from June 23, 2015 through February 11, 2016), this drawdown was more broad. Biotech, energy, and tangential cyclicals were hit hard in late 2015, while almost every sector was down 20% - 25% this time around.

We have some difficulty seeing how the market could enjoy the same buoyancy it did in 2016/2017 in the next 12 months. There is less slack in the economy now versus mid-2015 (when unemployment was over 5%), monetary policy is less supportive, interest rates are higher, trade ties are weaker, growth in China is slower, the election and tax-reform are in the rearview mirror, and certain industries are showing cracks, such as building materials and semiconductors.

That said, we have yet to see small businesses “turtle.” For instance, Cintas (which rents uniforms to roughly one million customers) noted no signs of slowing demand for its services on its December 20, 2018 earnings call. Also, the U.S. consumer remains optimistic and valuations seem reasonable (the Russell Midcap Growth Index trades near its historical average forward price-to-earnings ratio).

Regardless of which way the market turns in 2019, we do not believe that the portfolio expresses a major bet for or against the domestic economic cycle and we are comfortable with the positioning of the Fund relative to the Russell Midcap Growth Index due to our philosophy, approach and valuation sensitivity.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2018

As always, we remain committed to seeking attractive risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies, each of which we believe could one day grow much larger.  We thank you for your support and interest, and look forward to updating you in more detail in our next letter.

Sincerely,

George Sakellaris
Portfolio Manager

Diversification does not assure a profit or protect against loss in a declining market.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 92.9%

Communication Services — 5.5%
7,392	Cogent Communications Holdings, Inc.	334,192
7,732	Electronic Arts, Inc.*	610,132
4,100	Liberty Broadband Corp.*	294,421
6,326	Liberty SiriusXM*	232,797
		1,471,542
Consumer Discretionary — 14.0%
7,000	Aptiv PLC	430,990
3,939	Bright Horizons Family Solutions, Inc.*	439,002
5,609	CarMax, Inc.*	351,853
10,236	Ctrip.com International, Ltd. ADR*	276,986
6,707	Etsy, Inc.*	319,052
5,565	Marriott International, Inc.	604,136
13,516	National Vision Holdings, Inc.*	380,746
5,755	Ross Stores, Inc.	478,815
7,849	Six Flags Entertainment Corp.	436,640
		3,718,220
Consumer Staples — 2.0%
4,144	Brown-Forman Corp.	197,171
2,460	Calavo Growers, Inc.	179,482
2,504	Church & Dwight Co., Inc.	164,663
		541,316
Financials — 2.4%
14,424	KKR & Co, Inc.	283,143
7,088	Webster Financial Corp.	349,368
		632,511
Health Care — 17.2%
1,992	Agios Pharmaceuticals, Inc.*	91,851
2,299	Biohaven Pharmaceutical Holding Co., Ltd.*	85,017
23,855	Catalent, Inc.*	743,799
3,939	Charles River Laboratories International, Inc.*	445,816
2,548	Cooper Companies, Inc.	648,466
2,402	DexCom, Inc.*	287,760
4,657	Edwards Lifesciences Corp.*	713,312
1,084	Global Blood Therapeutics, Inc.*	44,498
4,335	Henry Schein, Inc.*	340,384
5,550	Integra LifeSciences Holdings Corp.*	250,305
952	Loxo Oncology, Inc.*	133,347
1,992	Neurocrine Biosciences, Inc.*	142,249
2,446	Teleflex, Inc.	632,242
		4,559,046
Industrials — 20.6%
6,648	Allegion PLC	529,912
6,853	BWX Technologies, Inc.	261,990
2,255	Cintas Corp.	378,817
5,052	HEICO Corp.	391,430
4,613	Hexcel Corp.	264,509
2,416	IDEX Corp.	305,044
2,651	J.B. Hunt Transport Services, Inc.	246,649
5,931	Sensata Technologies Holding PLC*	265,946
6,883	SiteOne Landscape Supply, Inc.*	380,423
10,837	TransUnion	615,542
13,633	Waste Connections, Inc.	1,012,250
35,043	Welbilt, Inc.*	389,328
5,682	Woodward, Inc.	422,116
		5,463,956
Information Technology — 26.6%
3,910	Amphenol Corp.	316,788
3,163	Aspen Technology, Inc.*	259,935
4,247	Autodesk, Inc.*	546,207
10,280	Black Knight, Inc.*	463,217
6,985	Booz Allen Hamilton Holding Corp.	314,814
3,602	Broadridge Financial Solutions, Inc.	346,693
1,274	Fair Isaac Corp.*	238,238
23,093	Genpact, Ltd.	623,280
7,439	GoDaddy, Inc.*	488,147
4,159	Guidewire Software, Inc.*	333,677
2,504	Intuit, Inc.	492,912
2,241	Jack Henry & Associates, Inc.	283,531
24,133	Marvell Technology Group, Ltd.	390,714
19,462	Mimecast, Ltd.*	654,507
4,701	NXP Semiconductors NV	344,489
1,874	ServiceNow, Inc.*	333,666
1,406	WEX, Inc.*	196,924
5,682	Worldpay, Inc.*	434,275
		7,062,014
Materials — 4.6%
16,884	Ball Corp.	776,326
3,090	Ecolab, Inc.	455,312
		1,231,638
Total Common Stocks (Cost $26,379,029)		24,680,243

Real Estate Investment Trusts — 2.1%
3,368	SBA Communications Corp.*	545,246
Total Real Estate Investment Trusts (Cost $540,028)		545,246
Total Investments — 95.0% (Cost $26,919,057)		25,225,489
Other Assets in Excess of Liabilities — 5.0%		1,314,891
NET ASSETS — 100.0%		$26,540,380

ADR — American Depositary Receipt
*	Non-Income Producing

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	26.6%
Industrials	20.6%
Health Care	17.2%
Consumer Discretionary	14.0%
Communication Services	5.5%
Materials	4.6%
Financials	2.4%
Real Estate Investment Trusts	2.1%
Consumer Staples	2.0%
Other Assets and Liabilities	5.0%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Small-Cap Growth Fund – Investor Shares (the “Fund”) decreased 12.69% in value. During the same period, the Russell 2000® Growth Index (the “Index”), the Fund’s benchmark, decreased 17.33%.

Our strategy seeks to produce attractive risk-adjusted returns over a full market cycle through long-term security selection. Stock-specific performance has driven our ability to keep pace in “risk-on” markets, while portfolio diversification, asset quality and valuation sensitivity have helped to produce solid downside capture over time. Simply put, we try to take risks when we are getting paid to do so and to avoid them when we are not. We want to think like owners of a business versus renters of stock, but acknowledge that, when our thesis is violated, it is usually time to part ways with a holding. We believe that this approach is an effective one for driving sound long-term results.

Economy

The U.S. economy continued to outshine other developed nations and many emerging markets in 2018. A combination of highly stimulative tax cuts, relatively low (but rising) interest rates, historically low unemployment, rising wages, and rising asset prices (at least for most of the year) helped drive accelerating economic growth on the backs of strong consumer spending. This backdrop produced a strong greenback relative to other currencies and attracted capital from around the world.

This capital concentration reached extreme levels around the middle of the year. Emerging markets entered a bear market as the carrying cost of dollar-denominated debt continued rising and the U.S. Federal Reserve moved from an accommodative policy – low rates and quantitative easing – that drove ample liquidity to a regime of tighter conditions. Eventually, other central banks around the world joined the Fed in an attempt to normalize policy following the Great Financial Crisis of 2008. World economies were further impacted by U.S.-China trade relations, “Brexit” and persistent European political upheaval. With a relatively insulated position, the U.S. appeared to once again be the shining city on the global economic hill. Then, the lights went out.

The U.S. equity market had reached such extreme outlier status that one of two things had to happen – either foreign markets play catch-up to the U.S. on the backs of improving economic conditions or the U.S. tanks. The latter happened, as for all intents and purposes a bear market arrived with small-caps hit particularly hard. Many have tried to point to a specific cause: rates have risen too much; a deterioration in U.S-Chinese relations is hurting confidence and growth; President Trump is simply too volatile; the populist movement appears poised to destroy the European Union. If the U.S. market descended like an avalanche, then think all of these factors amounting to a blizzard. But, an avalanche does not begin because of that last fateful snow flake. It occurs because the snow on the ground is fundamentally unstable to begin with.

Let’s review the condition of the U.S. market in August of 2018. It possessed the following traits: record-high valuations, record-low volatility, record-long economic expansion, record-long bull market, record-low interest rates, massive amounts of liquidity, historically low credit spreads, high leverage, etc. There is no short-term predictive value in these attributes; however, it is likely that equity values were stacked up fairly high.

As bottom-up investors, we spend very little time attempting to predict what the global macro has in store next. However, we do ask ourselves whether it is the time to take a little more risk or be a little more cautious in our affairs. Choosing the latter certainly helped at the tail end of 2018 given the way the economy and market unfolded.

Strategy

Nearly all of the decision making within the strategy is informed by our company-specific conversations and due diligence. We attempt to stack up data points, conduct a thorough analysis and invest in a business when we believe that the future is going to be better than what the market presently expects.

We keep a steady pipeline of new investments under consideration for inclusion in the portfolio. When one company appears vastly superior in its risk/reward dynamics and/or has characteristics that make it a highly probable long-term compounder, our decision process is quite easy. However, there are times when several businesses appear roughly equivalent in their attributes. What then? It is at this point that we look critically at the portfolio to determine where we have potential over or under-exposures to various market sub-sectors or factors. It is at this point where we also think about the overall investment landscape in the hope of tilting the investment odds in our favor with each incremental decision. Here is what we see today.

For much of 2018, the market remained in a state of relatively low volatility and high valuation. The downdraft and violent price movements of the fourth quarter took us from extreme levels to somewhere closer to normal. For the entire year, small-cap

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Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2018

volatility was about average. Absolute valuations moved from the 99th percentile to something simply above average. Investors started to contemplate risks, not just potential gains.

We believe that volatility is the enemy of the short-term investor and the friend of the long-term investor. Given recent price movements, portfolio activity has been much higher than average as we shift the portfolio in light of a changing opportunity set. We feel as though we enter 2019 with a constructive balance of legacy and new holdings, offense and defense, and growth at reasonable values.

In deploying capital, we are cognizant of the following potential risks. Leverage across the small-cap space remains quite elevated and close to historical highs. Thus, we have been paring back or capping the weighting of more highly levered businesses. Portfolio leverage remains quite low on an absolute and relative basis, but we will remain cautious, particularly when high yield spreads remain relatively tight given recent market and economic concerns. Valuation and quality also did not help much in protecting capital in 2018, but we believe that if recent volatility continues, these two attributes have the potential to be beneficial and are acting accordingly. Finally, in a market where cyclical sectors were hit tremendously hard, information technology had a banner year, producing positive returns in the growth space. We believe that this is due to investors being largely more concerned to date about U.S.-China trade relations than true economic weakness. However, recent economic data coming out of China, Europe and the U.S. bears monitoring as investors may start to look not only at tech’s secular growth attributes, but its cyclicality as well.

The last risk worth noting is the rise of the machines. Clearly, trading in the U.S. market is more influenced than ever by index funds, ETFs and algorithms than at any period in our lives. We likely saw some influence of fund flows moving out of ETFs and automated de-risking in the fourth quarter, but for the full year small-cap ETF fund flows were demonstrably positive. Individual stock dislocations, particularly in less liquid names, is certainly very possible should fund flows actually turn negative in 2019.

With all of the above, it is impossible to predict, but we will do our best to prepare.

Sector Contribution

During the second half of 2018, the portfolio saw a positive contribution across most sectors. We were pleased to see this balanced performance as it indicates that the strategy is not relying on a single source to generate its relative performance. Furthermore, we saw a sizeable contribution from stock selection during the year, which was complemented by general sector allocations.

Specifically, sector strength was seen in consumer discretionary, energy, industrials, information technology and health care. The only area of weakness was in the financial services sector where the average stock underperformed the constituents of the benchmark. Worth noting is that our positioning in financials tends to lean toward data and processing, analytics, and asset management businesses, which differs somewhat from our primary indices.

Our team will continue striving for balance across the portfolio as we progress into 2019 similar to what we achieved in 2018.

Security Contribution

Similar to our view on sector contribution, we greatly value diversification in our individual stock contribution. Our goal is finding outperforming securities across sectors vs. placing an over reliance on a sub-sector or theme to power returns. Given the companies comprising our top five, we believe that we achieved this outcome recently.

The positive contributors over the six-month period were more stable businesses given the market climate. ESCO Technologies, a diversified industrial business, benefited from a solid calendar 3Q18 earnings report and less cyclical end markets than the average industrial company, highlighted by its aerospace and defense exposure coupled with its segment focused on services utilities. This limited the impact of economic concerns on the stock on a relative basis. EVO Payments, a merchant-acquiring company with high exposure to fast growth international markets, outperformed the broader index in the fourth quarter following a strong quarterly earnings release, which showed robust growth in both the North American and European markets. Additionally, management issued revised guidance that called for an acceleration in currency-neutral revenue growth relative to their prior guide. Casey’s General Store, a Midwest operator of convenience stores, demonstrated traction on their multi-year growth and efficiency plan. Investor optimism increased as gasoline prices dropped, which has tended to help stock traffic growth and thus sales. Bright Horizons Family Solutions, a leading provider of early childhood care and education, rose steadily throughout 2018 as the company reported solid quarterly results driven by relatively predictable revenue growth. The position has remained sizeable due to its robust business model and low cyclicality. Mercury Systems is a provider of commercial, off-the-shelf technologies for defense companies. Their sub-systems have continued to represent more of the bill of materials within numerous military

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Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2018

programs, thus driving outsized organic growth and validating the company’s acquisition strategy. The stock has remained a small position due to its historical volatility and valuation.

The bottom five contributors for the period were not as diverse as the top five contributors. While their end markets differ dramatically, most were “industrial” companies. Welbilt, a manufacturer of commercial kitchen equipment and systems, was our most disappointing stock of 2018. While North American revenue growth was solid and consistent with our due diligence, the company’s margins were negatively impacted by a collection of surprising issues in 3Q18. This result ran counter to the last several quarters, which were highlighted by inconsistent revenue growth, but strong margins. Shares felt additional pressure due to a recent management change and tariff fears.

Catalent, a contract drug manufacturer, reported a disappointing fiscal 1Q19 where topline growth was pressured by the persistent global shortage of ingredients for ibuprofen, coupled with a decision by a customer to move its product’s manufacturing in-house. Despite these pressures, management reiterated its fiscal year revenue and profitability guidance. The counterbalance to these headwinds was the launch of new products that contributed ~$50M in the most recent quarter and the likely abatement of the ibuprofen issue in fiscal 2H19. We had anticipated that this position would have added to relative performance given its profile rather than detract. Our confidence in the long-term outlook remains.

TopBuild Corporation, a leading provider of residential and commercial insulation products and services, declined along with the entire housing complex despite reporting solid results. While the rise in interest rates may slow housing demand, we believe the long-term backdrop for housing is stable to positive and TopBuild should be a consolidator in highly fragmented industry.

We bought shares of BWX Technologies, a monopoly supplier of nuclear propulsion systems to the U.S. government, for its relatively low cyclicality and strong long-term visibility. Despite an elevated valuation, we thought the stock would act more defensively (as it is a defense company) and thus it ranked as our second most disappointing last year. Simply put, two non-core and relatively minor business segments produced a large decline in the stock as management failed to execute on the positive vision they had previously touted. A meaningful portion of the down draft relates to management credibility issues.

Finally, BankUnited, a regional bank operating primarily in New York and Florida, came under pressure with the broader bank complex as economic concerns materialized and a flattening yield curve threatened to pressure margins.

In addition to what worked and what did not work during the prior six months, it is important to note that the team’s high level of productivity and the market’s volatility led to more overall activity in the portfolio than is typical. In fact, there were 16 additions to the Fund last year, including Biohaven Pharmaceutical, Chegg and Integra Life Sciences. Portfolio deletions included Cotiviti and Cavium, which were acquired, along with the elimination of positions such as Alarm.com where we believed that valuation and expectations embedded in the stock were too lofty, yielding a poor risk/reward dynamic. If volatility reigns in 2019, we believe we should be well prepared to take advantage of a changing opportunity set due to the breadth and depth of our analysts’ research.

Conclusion

Equity markets have re-based. There is now a greater appreciation of risk as fear of missing out (FOMO) has been replaced with a more cautious approach. If the economic environment slows benignly and the Federal Reserve leans dovish, we believe that the conditions for positive equity returns exist for 2019. However, what is not priced in yet is a more materially slowdown in the U.S. economy. All one has to do is look broadly across earnings estimates to see that a down cycle is not yet built into stock prices. Eventually, last year, the U.S. market tumbled to a position more in line with global markets. The key today is whether our economy does the same in 2019.

While we certainly bought risk selectively in 4Q18 (such as Chegg, 2U, MakeMyTrip) and it appears to already be showing up in the portfolio’s upside capture, we remain focused on relative downside risk against illiquidity, leverage, and unappreciated cyclicality. As we enter 2019, our industrial and information technology weights are down and we are selectively adding to consumer discretionary/staples and healthcare as valuations have compressed.

As we look ahead, we know that people and process drive long-term outcomes. In this regard, we are pleased to report that our team has never been stronger, our process more sound, or our productivity higher. 2018 was a banner year for company interviews, building our pipeline and new investment activity. These are the leading indicators that we monitor to determine whether our probability of outperforming is improving or not. Overall, we believe that we are in good form and I would like to thank the team for their dedication and hard work.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2018

We remain focused on attempting to generate attractive risk-adjusted returns over a full market cycle. In order to do so, we need a strong team and process, but we also need patient, thoughtful and well-informed investors to enable us to continue to take a long-term, high active share approach. We greatly appreciate your support and interest in the Fund. Our philosophy is to attempt to harness the power of compounding, drive returns through stock selection and seeking to mitigate downside risk through diversification, quality and valuation sensitivity. We look forward to the year ahead and updating you on our progress.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.8%

Communication Services — 4.7%
303,184	Cogent Communications Holdings, Inc.	13,706,949
379,628	GCI Liberty, Inc.*	15,625,488
1,833,206	Zynga, Inc.*	7,204,500
		36,536,937
Consumer Discretionary — 19.2%
287,574	Bright Horizons Family Solutions, Inc.*	32,050,122
613,210	Carrols Restaurant Group, Inc.*	6,033,986
467,161	Chegg, Inc.*	13,276,716
237,654	Choice Hotels International, Inc.	17,011,273
432,468	Clarus Corp.	4,376,576
188,525	Core-Mark Holding Co., Inc.	4,383,206
361,433	Despegar.com Corp.*	4,485,384
270,580	Etsy, Inc.*	12,871,491
287,917	Habit Restaurants, Inc.*	3,023,129
435,302	Hudson, Ltd.*	7,465,429
503,037	Lindblad Expeditions Holdings, Inc.*	6,770,878
547,733	MakeMyTrip, Ltd.*	13,326,344
398,764	National Vision Holdings, Inc.*	11,233,182
304,034	TopBuild Corp.*	13,681,530
		149,989,246
Consumer Staples — 3.0%
74,525	Calavo Growers, Inc.	5,437,344
93,827	Casey’s General Stores, Inc.	12,022,992
252,360	Hain Celestial Group, Inc.*	4,002,429
38,091	PriceSmart, Inc.	2,251,178
		23,713,943
Energy — 0.8%
229,445	Cactus, Inc.*	6,289,087

Financials — 6.0%
470,970	Ares Management Corp.	8,373,846
206,846	BankUnited, Inc.	6,192,969
259,780	ConnectOne Bancorp, Inc.	4,798,137
176,688	Hamilton Lane, Inc.	6,537,456
135,502	Prosperity Bancshares, Inc.	8,441,775
256,590	Webster Financial Corp.	12,647,321
		46,991,504
Health Care — 14.9%
88,646	Acceleron Pharma, Inc.*	3,860,533
89,844	Agios Pharmaceuticals, Inc.*	4,142,707
206,859	Alder Biopharmaceuticals, Inc.*	2,120,305
31,871	AnaptysBio, Inc.*	2,033,051
120,473	Biohaven Pharmaceutical Holding Co., Ltd.*	4,455,092
756,484	Catalent, Inc.*	23,587,171
213,266	Charles River Laboratories International, Inc.*	24,137,446
191,779	Coherus BioSciences, Inc.*	1,735,600
87,030	Global Blood Therapeutics, Inc.*	3,572,582
60,372	HealthEquity, Inc.*	3,601,190
122,343	Henry Schein, Inc.*	9,606,372
267,568	Integra LifeSciences Holdings Corp.*	12,067,317
57,591	Loxo Oncology, Inc.*	8,066,771
663,317	NeoGenomics, Inc.*	8,364,427
74,876	Neurocrine Biosciences, Inc.*	5,346,895
		116,697,459
Industrials — 20.2%
316,883	BWX Technologies, Inc.	12,114,437
184,728	ESCO Technologies, Inc.	12,182,812
213,760	Healthcare Services Group, Inc.	8,588,877
159,332	HEICO Corp.	12,345,043
211,486	Hexcel Corp.	12,126,607
85,319	IDEX Corp.	10,772,377
102,408	John Bean Technologies Corp.	7,353,919
345,245	Knight-Swift Transportation Holdings, Inc.	8,655,292
113,580	Mercury Systems, Inc.*	5,371,198
202,605	SiteOne Landscape Supply, Inc.*	11,197,978
492,138	Waste Connections, Inc.	36,541,247
899,680	Welbilt, Inc.*	9,995,445
142,176	Woodward, Inc.	10,562,255
		157,807,487
Information Technology — 28.0%
166,968	2U, Inc.*	8,301,649
48,569	AppFolio, Inc.*	2,876,256
173,908	Aspen Technology, Inc.*	14,291,760
124,147	Blackbaud, Inc.	7,808,846
301,356	BlackLine, Inc.*	12,340,528
61,304	Broadridge Financial Solutions, Inc.	5,900,510
142,629	CoreLogic, Inc.*	4,766,661
34,075	Coupa Software, Inc.*	2,141,955
40,649	Envestnet, Inc.*	1,999,524
114,664	Everbridge, Inc.*	6,508,329
698,569	EVO Payments, Inc.*	17,233,697
56,478	Fair Isaac Corp.*	10,561,386
912,370	Genpact, Ltd.	24,624,866
123,995	Guidewire Software, Inc.*	9,948,119
58,030	Littelfuse, Inc.	9,950,984
323,283	Marvell Technology Group, Ltd.	5,233,952
50,259	MAXIMUS, Inc.	3,271,358
704,927	Mimecast, Ltd.*	23,706,695
151,641	Paylocity Holding Corp.*	9,130,305
42,701	Ultimate Software Group, Inc.*	10,456,194
75,068	WEX, Inc.*	10,514,024
308,202	Workiva, Inc.*	11,061,370
363,017	Zuora, Inc.*	6,585,128
		219,214,096
Total Common Stocks (Cost $677,770,478)		757,239,759

Private Placements — 0.3%
19,200	Greenspring Global Partners IV-B, L.P.*^†	2,453,767
91,769	Greenspring Global Partners V-B, L.P.*~†	115,947
Total Private Placements (Cost $6,069)		2,569,714

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
21,404,500	First American Government
	Obligations Fund — Class Z, 2.32%#	21,404,500
Total Short-Term Investments (Cost $21,404,500)		21,404,500
Total Investments — 99.9% (Cost $699,181,047)		781,213,973
Other Assets in Excess of Liabilities — 0.1%		900,125
NET ASSETS — 100.0%		$782,114,098

*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. At December 31, 2018 $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. At December 31, 2018 $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund and are considered illiquid. At December 31, 2018 the total market value of securities considered illiquid was $2,569,714 or 0.3% of net assets. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, which is less than 0.1% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	28.0%
Industrials	20.2%
Consumer Discretionary	19.2%
Health Care	14.9%
Financials	6.0%
Communication Services	4.7%
Consumer Staples	3.0%
Money Market Funds	2.8%
Energy	0.8%
Private Placements	0.3%
Other Assets and Liabilities	0.1%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares (the “Fund”) decreased 15.31% in value. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, decreased 17.36%.

After seeing a meaningful rise over the prior two years, 2018 marks the worst year for small-cap shares since 2008. Investors have been focused on a number of current issues in the market today. While the economy is not in a recession, incremental news has been negative and has been pointing to a marked slowdown in economic growth from levels seen over the last eight quarters.

From an individual stock perspective, ATN International was the Fund’s largest contributor to performance during the six-month period. ATN International rose during the fourth quarter as the company’s international operations continued improving following hurricane damage in Fall 2017 and the subsequent network rebuild. Due to valuation, we exited our investment during the fourth quarter. Forest City Realty Trust was another top performer due to previously announcing acquisition of Forest City by Brookfield. Lastly, Nexstar Media Group performed well during the past six months. Nexstar’s rumored potential acquisition of Tribune Media was finally announced.

The largest detractor from performance was MRC Global, which sold off during the fourth quarter with the rest of the energy space as oil prices fell 38%. While MRC’s upstream segment (30% of revenues) will likely be affected by the fall in oil prices in 2019, we believe that the outlook for its midstream and downstream segments should remain favorable. We believe that free cash flow has the potential to accelerate in 2019 and the board initiated a new $150m share repurchase program (over 10% of the current market cap) to take advantage of the recent stock weakness.

Spectrum Brands was another detractor to performance, as the company’s fourth quarter results were below expectations, marking a step backwards after the prior quarter’s improvement. The fundamental disappointment was driven by weak performance in the company’s home and garden business, which suffered from unfavorable weather, and from execution mistakes in the company’s European pet care business. Further, the company determined that the previously envisioned sale of its appliance business was no longer possible at attractive prices, so that segment was reconsolidated. Instead the company reached an agreement to sell its auto care business to Energizer (alongside the sale of its battery business). This change in near-term disposition strategy due to regulatory concerns was poorly received. Looking forward, the company recently closed the sale of the battery business for $2 billion and the sale of its auto care business is expected to close in February. Upon completion, Spectrum Brands’ leverage is expected to fall materially, at which point we believe the company may begin repurchasing stock. We also believe that execution issues will prove temporary, and that with the increased focus on fewer business lines will be fully resolved in the near term.

The Fund added 14 names during the six month period, including Essential Properties Realty Trust, Hudson Group and Eagle Materials.

Essential Properties Realty Trust is a net lease real estate investment trust (REIT) that was founded in 2016 and went public in June 2018. The company’s portfolio consists of retail and service-oriented properties that we believe are well positioned for the ecommerce era and which are generally middle market in size and tenant profile. This has allowed them to provide attractive financing options otherwise unavailable to such tenants. The stock traded poorly at the time of the initial public offering due to a temporary spike in interest rates in the late summer of 2018, giving us an opportunity to own this attractive portfolio at what we believe is a discount to intrinsic value and capture an upfront yield of over 6%. With an under-levered balance sheet, we believe that Essential Properties has an attractive runway to grow its portfolio and prove itself as a differentiated player in the net lease industry.

Hudson Group operates over 200 airport retail concessions, which includes over 1,000 stores across 88 different transportation terminals with operations in 24 of the 25 largest airports in the United States and Canada. Hudson became a public company in February 2018 after spinning off from Dufry AG, a worldwide travel retail operator. Hudson Group has developed a strong competitive position and experienced secular growth trends in travel retail. We expect continued consolidation in the industry may benefit the large operators, and believe that Hudson may be an acquirer of smaller U.S. food and beverage players in order to gain more scale in the category and position itself for a faster win rate on new concessions. After adjusting for $170M of net operating losses on the balance sheet, Hudson has traded at an attractive EBITDA when compared to both travel peers and traditional growing retail peers.

Eagle Materials is a leading supplier of heavy construction materials, light building materials, and materials used in oil and gas extraction. The company sells commodity products and its relentless focus on being the low-cost provider in each of its markets has led to higher margins, returns, and free cash flow vs. its competitors over time. Eagle Materials’ stock came under significant

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2018

pressure throughout the year as a multitude of weather-related issues weighed on the company’s cement segment results. We believe that Street expectations for the cement business have finally corrected to a more reasonable level and the setup going forward looks favorable as the market continues tightening. Eagle is also coming off a record amount of capital expenditure over a trailing four-quarter period, and we believe that free cash flow is set to meaningfully improve which may lead to share repurchases.

Over the six-month period, there were 11 sales from the investments within the Fund, including Forest City Realty Trust, Synovus Financial Corporation, and Broadridge Financial Solutions.

While we are starting to see many new investment opportunities, we also continue seeing companies with challenged balance sheets and uncertain business models/prospects. Barely into 2019 as we write this letter, we have already started to see market commentators call for a rebound and point to the potential for a rapid rise in small-cap shares. While we acknowledge the macro factors to which both bulls and bears point, we believe that our process has the potential to enable us to approach the markets with caution and allow us to focus on opportunistic investments that we believe can generate attractive risk-adjusted returns.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 88.4%

Communication Services — 6.8%
430,216	GCI Liberty, Inc.*	17,707,690
366,319	Loral Space & Communications, Inc.*	13,645,383
431,403	Nexstar Broadcasting Group, Inc.	33,925,532
		65,278,605
Consumer Discretionary — 16.8%
531,572	Century Casinos, Inc.*	3,928,317
536,605	Core-Mark Holding Co., Inc.	12,476,066
1,247,382	Denny’s Corp.*	20,220,062
305,074	Dick’s Sporting Goods, Inc.	9,518,309
696,394	DSW, Inc.	17,200,932
2,047,495	Extended Stay America, Inc.	31,736,173
1,063,528	Hudson, Ltd.*	18,239,505
235,583	Lifetime Brands, Inc.†	2,362,898
266,224	Murphy USA, Inc.*	20,403,407
1,315,985	Regis Corp.*	22,305,946
537,521	Tile Shop Holdings, Inc.	2,945,615
		161,337,230
Consumer Staples — 1.7%
398,539	Spectrum Brands Holdings, Inc.	16,838,273

Energy — 4.5%
143,680	Natural Gas Services Group, Inc.*	2,362,099
148,857	REX American Resources Corp.*	10,138,650
1,287,102	Riviera Resources, Inc.*	20,336,212
1,278,448	Roan Resources, Inc.*	10,713,394
		43,550,355
Financials — 25.3%
271,066	Assurant, Inc.	24,244,143
396,090	Central Pacific Financial Corp.	9,644,791
334,821	Howard Bancorp, Inc.*†	4,787,940
519,802	National Bank Holdings Corp.	16,046,288
876,077	National General Holdings Corp.	21,209,824
759,054	OceanFirst Financial Corp.	17,086,306
717,101	Pacific Premier Bancorp, Inc.*	18,300,418
47,107	Peapack Gladstone Financial Corp.	1,186,154
232,563	Primerica, Inc.	22,723,731
188,530	Renasant Corp.	5,689,835
536,257	TCF Financial Corp.	10,451,649
947,781	TFS Financial Corp.	15,287,708
456,485	TriState Capital Holdings, Inc.*	8,883,198
356,398	Triumph Bancorp, Inc.*	10,585,021
255,431	Virtus Investment Partners, Inc.	20,288,884
563,372	Waddell & Reed Financial, Inc.	10,185,766
821,268	Washington Federal, Inc.	21,936,068
131,599	WesBanco, Inc.	4,828,367
		243,366,091
Health Care — 3.1%
191,406	Magellan Health, Inc.*	10,889,087
319,288	Providence Service Corp.*	19,163,666
		30,052,753
Industrials — 18.4%
646,343	Albany International Corp.	40,351,193
221,153	CRA International, Inc.	9,410,060
629,084	Federal Signal Corp.	12,518,772
249,492	Kadant, Inc.	20,323,618
88,529	Lydall, Inc.*	1,798,024
517,333	McGrath RentCorp	26,632,303
1,688,410	MRC Global, Inc.*	20,649,254
1,822,938	Mueller Water Products, Inc.	16,588,736
539,727	Simpson Manufacturing Co., Inc.	29,215,423
		177,487,383
Information Technology — 8.2%
18,985	Cabot Microelectronics Corp.	1,810,181
427,156	CTS Corp.	11,059,069
892,415	EchoStar Corp.*	32,769,479
379,263	MAXIMUS, Inc.	24,686,229
278,452	SMART Global Holdings, Inc.*	8,270,024
		78,594,982
Materials — 2.1%
265,567	Eagle Materials, Inc.	16,207,554
72,919	Neenah, Inc.	4,296,388
		20,503,942
Real Estate — 0.6%
45,736	Consolidated-Tomoka Land Co.	2,401,140
306,776	Landmark Infrastructure Partners L.P.	3,537,127
		5,938,267
Utilities — 0.9%
924,210	Star Group L.P.†	8,632,121
Total Common Stocks (Cost $788,466,015)		851,580,002

Real Estate Investment Trusts — 7.2%
1,436,176	Essential Properties Realty Trust, Inc.	19,876,676
2,888,696	MFA Financial, Inc.	19,296,489
533,257	PotlatchDeltic Corp.	16,872,252
746,772	Xenia Hotels & Resorts, Inc.	12,844,478
Total Real Estate Investment Trusts (Cost $71,969,193)		68,889,895

Investment Companies — 2.9%
1,114,584	Ares Capital Corp.	17,365,219
1,197,763	Barings BDC, Inc.	10,791,844
Total Investment Companies (Cost $32,020,600)		28,157,063

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
25,430,963	First American Government
	Obligations Fund — Class Z, 2.32%#	25,430,963
Total Short-Term Investments (Cost $25,430,963)		25,430,963
Total Investments — 101.1% (Cost $917,886,771)		974,057,923
Liabilities in Excess of Other Assets — (1.1)%		(10,739,988)
NET ASSETS — 100.0%		$963,317,935

*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2018 the total market value of securities considered illiquid was $7,069,833 or 0.7% of net assets.
#	Annualized seven-day yield as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2018 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Financials	25.3%
Industrials	18.4%
Consumer Discretionary	16.8%
Information Technology	8.2%
Real Estate Investment Trusts	7.2%
Communication Services	6.8%
Energy	4.5%
Health Care	3.1%
Investment Companies	2.9%
Money Market Funds	2.6%
Materials	2.1%
Consumer Staples	1.7%
Utilities	0.9%
Real Estate	0.6%
Other Assets and Liabilities	(1.1)%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Global Leaders Fund – Investor Shares (the “Fund”) decreased 8.08% in value. During the same period, the fund’s benchmark, the Russell Global Large Cap Index (the “Index”), declined 9.22%.

For the six-month period ended December 31, 2018 equity markets experience a reversal of fortunes from the previously buoyant period driven by an about-face in investor sentiment. While it is hard to precisely point out the major drivers of changes in the mood of market participants, the prevailing narrative towards the end of 2018 coalesced around concerns of rising interest rates and a slowing global economy. The Fund is focused on delivering long-term performance by buying a concentrated portfolio of industry-leading companies that we believe uniquely satisfy their customers and generate what we view as favorable economics for shareholders. Although we are acutely aware of the economic environment, we are stock pickers and our primary focus is on the operational performances of the franchises in which we invest and their ability to generate cash flow. As a result, our sector attribution is primarily an output of our stock-picking. For the covered period, our holdings in information technology and financials were the main areas of outperformance. It is gratifying to see continued outperformance from our financials holdings as financial business models are not always obvious candidates for a quality-biased investment strategy. We believe that each of our holdings in this sector provide unique services to their customers and our exposure is a major differentiator from other quality-focused global equity strategies. On the negative front, communication services and consumer discretionary were the two main areas that detracted from performance with the impact being entirely stock-specific.

Our holdings in Asian banks, Indonesia’s PT Bank Rakyat and India’s HDFC Bank, were two of the main positive contributors to performance during the period. Both institutions have continued to benefit from prudent underwriting in underpenetrated banking markets that have fostered healthy loan growth. Indeed Bank Rakyat was the largest single positive contributor to performance during the half as business fundamentals combined with receding currency concerns and increasing positive investor sentiment towards emerging markets to drive share price gains.

Elsewhere, recent addition Wolters Kluwer was another major contributor to the Fund’s performance in the period. This Dutch company has continued to metamorphose from a professional publisher to a digital workflow solutions provider with a higher returning more cash generative business model. A string of encouraging releases resulted in our only health care investment, Edwards Lifesciences, being another major positive contributor to returns during the half.  Growing evidence that its position in the TAVR heart valve market is sustainable at a time when new patient cohorts are becoming available for treatment buoyed the company’s share price. The final major contributor to performance during the period was core holding Microsoft, which has continued to benefit from the ongoing migration of customers towards cloud products.

On the negative front Electronic Arts (“EA”) was the largest single detractor from performance during the period after the company revised its outlook for its 2019 financial year. We still see significant value in EA’s sports franchise and see further benefits as EA’s business model continues shifting towards digital with downloading, and eventually streaming, which has the potential to improve the economics for shareholders over time. Elsewhere, new investment Ctrip’s shares were weak after the company revised its 2018 outlook due to macroeconomic headwinds. We believe that Ctrip is uniquely positioned to potentially benefit from the Chinese consumer’s growing appetite for travel in a country where only a fraction of citizens have a passport.

The Fund has a strict drawdown review process where we automatically review a holding if it falls either 20% since initiation or underperforms the strategy’s benchmark by 20% over a rolling 12-month basis. We believe that this facet of our process enables us to nip loss aversion–one of the most damaging behavioural traits in investment–in the bud as we have to either add or exit significant losing positions that we review. We sold one of our largest detractors from performance, eBay, during the period following a drawdown review. In the case of eBay, we believe that the investment thesis had shifted due to structural, competitive challenges on the supply side. We similarly disposed of Japanese catering equipment manufacturer Hoshizaki after a period of weakness. Hoshizaki’s shares were weak in the period due to an internal investigation on conduct at one of its sales subsidiaries at the end of October. The lengthiness of the investigation caused us to lose confidence in management’s control of the company and we decided to exit our investment. We sold the last major detractor from performance–Facebook–in order to fully build the position in Tencent Holdings that we initiated during the third quarter. We were particularly concerned when the founders of Instagram, WhatsApp and Oculus (all companies Facebook has acquired) all left within the last year. We viewed this exodus as being a by-product of Facebook trying to drive more advertising onto its platforms, which risks further user disengagement. Additionally, from a capital allocation perspective, we did not want 10% of our clients’ capital exposed to advertising-driven business models and favored our investments in Google and Tencent over Facebook.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2018

There were two meaningful additions during the period, Tencent Holdings and Marvell Technology Group. After extensive work and monitoring we patiently built our Tencent position during the half. We see significant optionality in the company’s technology platforms and we used a temporary hiatus over gaming approvals to invest in China’s premier digital ecosystem at an attractive valuation. Elsewhere we initiated a new position in semi-conductor specialist Marvell. The company has had leading positions in storage and communications niches and significant self-help potential following its recent acquisition of competitor Cavium.

The Fund invests in what we view as market-leading companies from across the globe that attempt to deliver exceptional customer outcomes. We believe that companies that combine a superior outcome for their customers with strong leadership have the potential to generate high and sustainable returns on invested capital (“ROIC”), which can lead to outstanding shareholder returns. We focus on the long-term and look for franchises that have the potential to compound excess economic profit at above-market growth rates for extended periods of time.  Although we don’t try and second guess the ebbs and flows of the world economy, the current investor narrative has coalesced around expectations of slowing global growth.  Although such a scenario is by no means certain, we take comfort from the strategy’s quality bias, aggregate ROIC profile and what we believe to be attractive absolute and relative valuations at which our underlying securities trade. Although there are no certainties in investing, we view these characteristics as standing the strategy in good stead to have the potential to continue creating value for our clients in a variety of scenarios – which may include an economic slowdown.

Sincerely,

Michael Dillon,
Portfolio Manager

Bertie Thomson,
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 92.2%

China — 8.1%
540,883	AIA Group, Ltd.	4,493,015
106,582	Ctrip.com International, Ltd. ADR*	2,884,109
99,158	Tencent Holdings, Ltd.	3,974,287
25	Tencent Music Entertainment Group*	328
		11,351,739
France — 3.0%
34,536	Safran SA	4,142,079

Germany — 4.3%
84,451	CTS Eventim AG & Co. KGaA	3,153,723
24,318	Deutsche Boerse AG	2,907,349
		6,061,072
India — 2.8%
128,350	HDFC Bank, Ltd.	3,904,387

Indonesia — 2.7%
14,889,700	Bank Rakyat Indonesia Persero	3,793,276

Netherlands — 3.5%
83,392	Wolters Kluwer NV	4,904,054

Sweden — 2.8%
179,694	Atlas Copco AB	3,937,416

Switzerland — 3.1%
21,905	Schindler Holding AG	4,257,483

Taiwan — 3.1%
115,218	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	4,252,696

United Kingdom — 7.5%
180,312	Hiscox, Ltd.	3,726,780
128,717	Unilever PLC	6,758,004
		10,484,784
United States — 51.3%

Communication Services — 7.2%
6,755	Alphabet, Inc. — Class C*	6,995,546
38,054	Electronic Arts, Inc.*	3,002,841
		9,998,387
Consumer Discretionary — 4.7%
2,249	Booking Holdings, Inc.*	3,873,723
61,087	TJX Companies, Inc.	2,733,032
		6,606,755
Consumer Staples — 5.6%
67,914	Brown-Forman Corp.	3,231,348
34,743	Estee Lauder Companies, Inc.	4,520,064
		7,751,412
Financials — 5.3%
68,558	Charles Schwab Corp.	2,847,214
46,344	JPMorgan Chase & Co.	4,524,101
		7,371,315
Health Care — 3.0%
27,731	Edwards Lifesciences Corp.*	4,247,557

Industrials — 3.6%
14,341	3M Co.	2,732,534
59,448	Flowserve Corp.	2,260,213
		4,992,747
Information Technology — 17.5%
34,556	Cognizant Technology Solutions Corp.	2,193,615
160,337	Marvell Technology Group, Ltd.	2,595,856
24,352	MasterCard, Inc.	4,594,005
83,939	Microsoft Corp.	8,525,684
49,398	Visa, Inc.	6,517,572
		24,426,732
Materials — 4.4%
20,852	Ecolab, Inc.	3,072,543
7,629	Sherwin-Williams Co.	3,001,706
		6,074,249
Total United States		71,469,154
Total Common Stocks (Cost $124,403,288)		128,558,140

Short-Term Investments — 5.1%

Money Market Funds — 5.1%
7,170,632	First American Government
	Obligations Fund — Class Z, 2.32%#	7,170,632
Total Short-Term Investments (Cost $7,170,632)		7,170,632
Total Investments — 97.3% (Cost $131,573,920)		135,728,772
Other Assets in Excess of Liabilities — 2.7%		3,773,541
NET ASSETS — 100.0%		$139,502,313

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	20.6%
Financials	18.8%
Industrials	15.9%
Communication Services	12.3%
Consumer Staples	10.4%
Consumer Discretionary	6.8%
Money Market Funds	5.1%
Materials	4.4%
Health Care	3.0%
Other Assets and Liabilities	2.7%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Intermediate Income Fund – Investor Shares (the “Fund”) was up 1.22%, trailing the 1.91% return for the Fund’s benchmark, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”).

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process. Our analysis of intermediate-term risk/reward, as opposed to any particular macro forecast, primarily drives our duration and sector weightings.

The second half of 2018 was a tumultuous period for the fixed income markets. Spreads of all types widened significantly, especially during the fourth quarter, where investment-grade corporate bonds had their worst quarter since 2011. Our investment philosophy of seeking alpha through individual bond selection naturally leads us to owning more spread bonds and fewer Treasury bonds. While this was detrimental to performance in the most recent period, this has been a major driver of the Fund’s strong longer-term track record.

Specifically, as the weakness in credit was broad based, our underweight allocation to Treasury bonds was the biggest single detractor to performance, subtracting about 48 bps from relative performance. Although our holdings were strong absolute performers, we held less Treasury bonds than the Index weighting.

During the period, our longer mortgage bonds experienced slightly faster prepayments on average than the Index equivalents, resulting in 36 bps of relative underperformance.  We believe that over time, our focus on prepayment analysis, has the potential to enable us to identify bonds that will repay principal more slowly and generate more interest over the life of the bond.

Other credit-oriented sectors also underperformed Treasury bonds, including asset-backed and commercial mortgage-backed securities. However, our holdings in these sectors are generally higher-quality and/or shorter-term, which ameliorated spread widening.

While we are always disappointed about periods of underperformance, we are pleased with the portfolio’s potential looking forward. Our intense focus on downside analysis is designed to help us navigate periods like this. We come in with a strong idea of how a bond should perform in an adverse market, and we believe this gives the Fund the potential to weather periods of volatility from a position of strength. In the long run, we believe that this focus on downside risk plus a strong level of income generation has the potential to result in strong performance.

Sincerely,

Paul D. Corbin
Portfolio Manager

Jason T. Vlosich
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 25.8%
1,345,000	AerCap Ireland Capital DAC	3.30%	01/23/2023	1,279,902
1,280,000	American Express Co. (3 Month LIBOR USD + 0.75%)	3.33%	08/03/2023	1,255,929
1,390,000	American Tower Corp.	2.25%	01/15/2022	1,331,203
665,000	Analog Devices, Inc.	3.13%	12/05/2023	646,674
1,255,000	Apache Corp.	4.38%	10/15/2028	1,174,463
1,365,000	AstraZeneca PLC	1.95%	09/18/2019	1,355,409
630,000	AutoZone, Inc.	2.50%	04/15/2021	616,395
1,205,000	Bank of America Corp. (3 Month LIBOR USD + 1.16%)	3.63%	01/20/2023	1,204,633
1,330,000	BB&T Corp.	2.75%	04/01/2022	1,308,414
645,000	Boston Properties L.P.	3.85%	02/01/2023	646,719
625,000	BP Capital Markets America, Inc.	3.80%	09/21/2025	628,552
1,306,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,294,580
665,000	Clorox Co.	3.05%	09/15/2022	658,448
970,000	Digital Realty Trust L.P.	3.95%	07/01/2022	976,517
650,000	Dollar General Corp.	4.15%	11/01/2025	649,830
1,025,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	855,592
665,000	Exelon Corp.	2.45%	04/15/2021	650,752
1,275,000	Express Scripts Holding Co.	4.50%	02/25/2026	1,294,159
1,500,000	Ferguson Finance PLC^	4.50%	10/24/2028	1,501,443
620,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	645,834
645,000	General Dynamics Corp.	3.50%	05/15/2025	642,910
1,295,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.75%)	3.43%	02/23/2023	1,252,279
1,181,000	Hasbro, Inc.	3.50%	09/15/2027	1,097,065
675,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	643,848
655,000	JB Hunt Transport Services, Inc.	3.30%	08/15/2022	650,224
685,000	Kroger Co.	3.70%	08/01/2027	647,822
1,210,000	Land O’Lakes, Inc.^	6.00%	11/15/2022	1,263,838
1,375,000	Lear Corp.	3.80%	09/15/2027	1,258,285
670,000	Morgan Stanley	2.63%	11/17/2021	654,207
640,000	MPLX L.P.	4.80%	02/15/2029	639,692
1,310,000	Noble Energy, Inc.	3.85%	01/15/2028	1,186,608
1,347,000	Royal Bank of Canada (3 Month LIBOR USD + 0.73%)	3.27%	02/01/2022	1,337,224
640,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.00%)	3.79%	03/16/2022	640,986
650,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	644,881
1,215,000	Weyerhaeuser Co.	7.38%	10/01/2019	1,248,671
Total Corporate Bonds & Notes (Cost $34,613,610)				33,783,988

Asset Backed Securities — 16.7%
112,603	AmeriCredit Automobile Receivables Trust, Series 2015-3 B	2.08%	09/08/2020	112,551
610,824	Colony Starwood Homes Trust, Series 2016-2A A (1 Month LIBOR USD + 1.25%)^	3.71%	12/19/2033	612,546
428,699	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	429,796
500,000	Dell Equipment Finance Trust, Series 2018-1 D^	3.97%	10/22/2024	508,042
1,000,000	Drive Auto Receivables Trust, Series 2017-3 D^	3.53%	12/15/2023	1,001,229
1,550,000	Drive Auto Receivables Trust, Series 2018-1 B	2.88%	02/15/2022	1,548,174
800,000	Drive Auto Receivables Trust, Series 2018-1 C	3.22%	03/15/2023	798,603
500,000	Drive Auto Receivables Trust, Series 2018-2 C	3.63%	08/15/2024	502,284
670,000	Drive Auto Receivables Trust, Series 2018-4 C	3.66%	11/15/2024	673,022
500,000	DT Auto Owner Trust, Series 2017-4A C^	2.86%	07/17/2023	498,659
1,000,000	DT Auto Owner Trust, Series 2018-3A B^	3.56%	09/15/2022	1,005,037
638,884	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	668,600
734,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	3.71%	03/19/2037	727,118
500,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R (3 Month LIBOR USD + 1.50%)^	4.01%	01/27/2026	499,954
1,000,000	Neuberger Berman Loan Advisers CLO 26, Ltd.,
	Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.61%	10/18/2030	994,652
1,500,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2AR (3 Month LIBOR USD + 1.35%)^	4.00%	05/21/2027	1,474,396
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	4.82%	03/17/2030	971,641

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 16.7% (Continued)
400,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	404,113
1,500,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	4.17%	07/30/2027	1,467,604
1,232,617	Progress Residential Trust, Series 2015-SFR2 A^	2.74%	06/14/2032	1,217,414
753,284	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	746,755
1,300,000	Santander Drive Auto Receivables Trust 2017-2, Series 2017-2 B	2.21%	10/15/2021	1,296,502
439,397	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.57%	07/17/2026	438,498
750,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.53%	10/20/2028	747,654
592,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	585,276
424,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	420,963
300,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	300,436
500,000	Verizon Owner Trust, Series 2018-A C	3.55%	04/20/2023	505,199
770,000	Westlake Automobile Receivables Trust, Series 2017-1A D^	3.46%	10/17/2022	767,245
Total Asset Backed Securities (Cost $22,025,944)				21,923,963

Mortgage Backed Securities — 11.1%
700,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	3.81%	09/15/2034	697,834
998,510	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	3.36%	11/15/2035	991,571
1,583	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	1,668
286,913	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	3.95%	05/01/2033	300,459
25,257	FHLMC REMIC, Series 2782 PA	4.00%	11/15/2033	25,178
1,600,000	FHMS, Series K-042 A2	2.67%	12/25/2024	1,569,522
1,525,000	FHMS, Series K-046 A2	3.21%	03/25/2025	1,536,872
700,000	FHMS, Series K-047 A2#	3.33%	05/25/2025	710,356
1,550,000	FHMS, Series K-048 A2#	3.28%	06/25/2025	1,569,003
881,733	FHMS, Series Q-006 APT1#	2.58%	04/25/2028	932,284
36,358	FNMA, Pool# 628837	6.50%	03/01/2032	39,548
76,575	FNMA, Pool# 663238	5.50%	09/01/2032	81,064
31,649	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	4.02%	11/01/2033	31,957
11,961	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.78%	12/01/2033	12,417
28,348	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	4.02%	02/01/2034	29,154
24,506	FNMA, Pool# 848817	5.00%	01/01/2036	25,832
747,370	FNMA, Pool# BJ4070	4.00%	09/01/2048	767,218
388,428	FNMA, Pool# BJ4072	4.50%	09/01/2048	407,422
428,503	FNMA, Pool# BJ4073	4.50%	09/01/2048	449,060
358,946	FNMA, Pool# BJ4075	5.00%	09/01/2048	382,651
516,900	FNMA, Pool# BJ4078	4.50%	10/01/2048	541,455
641,465	FNMA, Pool# BJ4079	5.00%	10/01/2048	682,342
199,227	FNMA, Pool# BN0202	5.50%	09/01/2048	213,188
499,463	FNMA REMIC Trust, Series 2018-M13 A1#	3.82%	09/25/2030	526,906
1,226,108	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	135,732
12,412	GNMA, Pool# 487110X	6.50%	04/15/2029	13,783
23,918	GNMA, Pool# 781186X	9.00%	06/15/2030	25,671
5,771	GNMA, Pool# 571166X	7.00%	08/15/2031	5,864
1,000,000	GSMS, Series 2018-FBLU C (1 Month LIBOR USD + 1.60%)^	4.06%	11/15/2035	994,021
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	3.16%	11/15/2034	887,007
Total Mortgage Backed Securities (Cost $14,647,277)				14,587,039

Municipal Bonds — 8.2%
670,000	District of Columbia	4.71%	12/01/2022	713,912
1,600,000	District of Columbia#	6.71%	08/01/2038	1,600,000
1,000,000	Illinois, State of	2.30%	06/15/2019	994,780
1,390,000	Maryland Health & Higher Educational Facilities Authority	3.43%	07/01/2023	1,397,200
2,000,000	Miami-Dade County Florida Aviation	2.37%	10/01/2023	1,948,420
1,315,000	New York State Dormitory Authority	4.00%	07/01/2039	1,318,077
1,250,000	North Texas Tollway Authority	8.91%	02/01/2030	1,322,525

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 8.2% (Continued)
470,000	Regional Transportation Authority	3.01%	05/29/2020	470,094
1,000,000	Texas A&M University	3.23%	05/15/2027	992,090
Total Municipal Bonds (Cost $10,844,095)				10,757,098

U.S. Treasury Notes — 14.9%
100,000	United States Treasury Note	1.38%	02/29/2020	98,613
1,985,000	United States Treasury Note	1.88%	08/31/2022	1,942,974
1,500,000	United States Treasury Note	2.88%	11/30/2025	1,527,188
15,710,000	United States Treasury Note	2.88%	05/15/2028	15,954,548
Total U.S. Treasury Notes (Cost $19,224,131)				19,523,323

Affiliated Mutual Funds (Note 3) — 20.1%
2,728,260	Brown Advisory Mortgage Securities Fund — Institutional Shares			26,354,995
Total Affiliated Mutual Funds (Cost $27,356,612)				26,354,995

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
3,381,570	First American Government Obligations Fund — Class Z, 2.32%*			3,381,570
Total Short-Term Investments (Cost $3,381,570)				3,381,570
Total Investments — 99.4% (Cost $132,093,239)				130,311,976
Other Assets in Excess of Liabilities — 0.6%				828,556
NET ASSETS — 100.0%				$131,140,532
#	Variable rate security. Rate disclosed is as of December 31, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of these securities amounted to $22,369,827 or 17.1% of net assets.

*	Annualized seven-day yield as of December 31, 2018.
~	Interest Only Security

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	25.8%
Affiliated Mutual Funds	20.1%
Asset Backed Securities	16.7%
U.S. Treasury Notes	14.9%
Mortgage Backed Securities	11.1%
Municipal Bonds	8.2%
Money Market Funds	2.6%
Other Assets and Liabilities	0.6%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ending December 31, 2018, the Brown Advisory Total Return Fund – Institutional Shares (the “Fund”) returned 0.80%, trailing the 1.65% return for the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Index”).

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and a focus on capital preservation. Analysis of the intermediate-term risk/reward, as opposed to any particular macro forecast, drives our duration and sector weightings.

The second half of 2018 was a tumultuous period for credit markets. Spreads of all types widened significantly, especially during the fourth quarter, where both high-yield and investment-grade corporate bonds had their worst quarters since 2011. Our investment philosophy of seeking alpha through individual bond selection naturally leads us to owning more spread bonds and fewer Treasury bonds. While this was detrimental to performance in the most recent period, this has been a major driver of the Fund’s strong longer-term track record.

Specifically, our corporate bond positions were the biggest single detractor to performance, subtracting about 51bps from relative performance. Underperformance in credit was broad-based, although our high-yield positions underperformed other positions.

Other credit-oriented sectors also underperformed Treasury bonds, including asset-backed and commercial mortgage-backed securities. Our holdings in these sectors, however, are generally higher-quality and/or shorter-term, which ameliorated spread widening.

While we are always disappointed about periods of underperformance, we are pleased with the portfolio’s potential looking forward. Our intense focus on downside analysis is designed to help us navigate periods like this. We come in with a strong idea of how a bond should perform in an adverse market, and we believe that this gives the Fund the potential to weather periods of volatility from a position of strength. In the long run, we believe that this focus on downside plus a strong level of income generation has the potential to result in strong performance.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 29.4%
320,000	American Homes 4 Rent, Series 2015-SFR1 D^	4.41%	04/18/2052	325,002
1,145,000	AmeriCredit Automobile Receivables, Series 2016-1 C	2.89%	01/10/2022	1,141,417
108,963	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	107,640
750,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 2.00%)^	4.47%	04/20/2027	738,866
1,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-2A CR (3 Month LIBOR USD + 2.25%)^	4.76%	04/27/2027	938,699
799,043	Colony Starwood Homes Trust, Series 2016-2A A (1 Month LIBOR USD + 1.25%)^	3.71%	12/19/2033	801,296
286,364	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	287,097
235,000	CPS Auto Receivables Trust, Series 2015-C D^	4.63%	08/16/2021	237,987
300,000	CPS Auto Receivables Trust, Series 2016-C E^	8.39%	09/15/2023	316,720
750,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	762,063
1,695,000	Drive Auto Receivables Trust, Series 2018-1 C	3.22%	03/15/2023	1,692,041
1,615,000	Drive Auto Receivables Trust, Series 2017-3 D^	3.53%	12/15/2023	1,616,985
1,500,000	Drive Auto Receivables Trust, Series 2018-1 D	3.81%	05/15/2024	1,503,271
400,000	Drive Auto Receivables Trust, Series 2018-2 D	4.14%	08/15/2024	403,489
700,000	Drive Auto Receivables Trust, Series 2018-3 D	4.30%	09/16/2024	710,321
900,000	DT Auto Owner Trust, Series 2017-4A D^	3.47%	07/17/2023	897,652
750,000	DT Auto Owner Trust, Series 2018-1A C^	3.47%	12/15/2023	752,042
500,000	DT Auto Owner Trust, Series 2018-2A C^	3.67%	03/15/2024	502,576
1,000,000	DT Auto Owner Trust, Series 2018-3A D^	4.19%	07/15/2024	1,005,885
600,000	DT Auto Owner Trust, Series 2017-3A E^	5.60%	08/15/2024	614,402
574,996	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	601,740
2,000,000	GoldenTree Loan Opportunities XI, Ltd.,
	Series 2015-11A AR2 FLT (3 Month LIBOR USD + 1.07%)^	3.51%	01/21/2031	1,965,782
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	294,383
500,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	4.77%	01/20/2030	495,649
800,000	Highbridge Loan Management, Ltd., Series 7A-2015 CR (3 Month LIBOR USD + 1.70%)^	4.32%	03/15/2027	786,927
300,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	3.58%	12/19/2036	298,869
200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.88%	12/19/2036	199,475
1,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	3.71%	03/19/2037	1,188,749
200,000	Invitation Homes Trust, Series 2018-SFR2 C (1 Month LIBOR USD + 1.28%)^	3.74%	06/18/2037	198,640
750,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R FLT (3 Month LIBOR USD + 1.50%)^	4.01%	01/27/2026	749,930
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	4.22%	07/21/2030	746,158
625,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	4.87%	07/22/2030	614,528
500,000	Madison Park Funding XXI, Ltd., Series 2016-21A B (3 Month LIBOR USD + 2.75%)^	5.24%	07/25/2029	501,151
71,354	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	69,953
2,000,000	Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.61%	10/18/2030	1,989,304
489,452	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	4.21%	02/25/2044	489,787
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A AR (3 Month LIBOR USD + 0.80%)^	3.27%	10/20/2026	743,270
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A BR (3 Month LIBOR USD + 1.20%)^	3.67%	10/20/2026	730,390
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	4.82%	03/17/2030	971,641
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	3.41%	04/15/2031	1,966,776
250,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	250,310
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	251,896
325,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	325,484
250,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	250,378
600,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	606,169
400,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	405,094
148,963	Orange Lake Timeshare Trust, Series 2018-A B^	3.35%	11/08/2030	148,971
86,202	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2A^	2.30%	05/11/2020	86,136
26,644	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	3.19%	05/11/2020	26,657
97,516	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	3.04%	11/10/2020	97,622
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	4.17%	07/30/2027	978,403
652,678	Progress Residential Trust, Series 2015-SFR2 A^	2.74%	06/14/2032	644,628
400,894	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	397,419
500,000	Progress Residential Trust, Series 2016-SFR2 C (1 Month LIBOR USD + 2.20%)^	4.66%	01/20/2034	500,510
850,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	834,829

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 29.4% (Continued)
200,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	197,209
500,000	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	492,156
1,126,513	Santander Drive Auto Receivables Trust, Series 2015-4 C	2.97%	03/15/2021	1,126,075
500,000	Santander Drive Auto Receivables Trust, Series 2017-1 D	3.17%	04/17/2023	498,555
1,000,000	Santander Drive Auto Receivables Trust, Series 2017-1 E^	5.05%	07/15/2024	1,025,186
1,669,709	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.57%	07/17/2026	1,666,291
34,430	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	34,125
61,359	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	59,699
750,000	Sound Point CLO XIV, Ltd., Series 2016-3A C (3 Month LIBOR USD + 2.65%)^	5.13%	01/23/2029	749,938
162,211	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	170,654
1,165,350	Symphony CLO XII, Ltd., Series 2013-12A AR (3 Month LIBOR USD + 1.03%)^	3.47%	10/15/2025	1,161,671
1,457,337	Symphony CLO XIV, Ltd., Series 2014-14A A1R (3 Month LIBOR USD + 1.28%)^	3.72%	07/14/2026	1,457,393
500,000	Tesla Auto Lease Trust, Series 2018-B A^	3.71%	08/20/2021	501,377
1,250,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.53%	10/20/2028	1,246,090
4,582	U.S. Airways Pass Through Trust, Series 1999-1 A<	8.36%	07/20/2020	4,582
184,832	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	184,159
600,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	593,185
424,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	420,963
300,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	300,436
750,000	Verizon Owner Trust, Series 2018-A C	3.55%	04/20/2023	757,799
253,600	Westgate Resorts LLC, Series 2018-1A B^	3.58%	12/20/2031	252,662
338,134	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	338,772
900,000	Westlake Automobile Receivables Trust, Series 2018-1A D^	3.41%	05/15/2023	893,975
1,000,000	Westlake Automobile Receivables Trust, Series 2018-2A B^	3.20%	01/16/2024	997,573
375,000	Westlake Automobile Receivables Trust, Series 2018-2A D^	4.00%	01/16/2024	378,589
500,000	Westlake Automobile Receivables Trust, Series 2017-2A E^	4.63%	07/15/2024	500,589
Total Asset Backed Securities (Cost $53,025,710)				52,772,762

Corporate Bonds & Notes — 28.4%
1,655,000	AerCap Ireland Capital DAC	3.30%	01/23/2023	1,574,898
830,000	AK Steel Corp.	7.50%	07/15/2023	827,925
875,000	Allison Transmission, Inc.^	4.75%	10/01/2027	783,125
1,745,000	American Tower Corp.	3.13%	01/15/2027	1,582,387
1,655,000	Analog Devices, Inc.	3.90%	12/15/2025	1,626,564
1,625,000	Apache Corp.	4.38%	10/15/2028	1,520,718
930,000	AutoZone, Inc.	3.13%	04/21/2026	869,487
870,000	BP Capital Markets America, Inc.	3.94%	09/21/2028	874,025
870,000	BWX Technologies, Inc.^	5.38%	07/15/2026	841,464
1,655,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,640,529
830,000	Core & Main L.P.^	6.13%	08/15/2025	734,550
830,000	Delphi Technologies PLC^	5.00%	10/01/2025	699,275
1,655,000	Dollar General Corp.	4.15%	11/01/2025	1,654,567
1,655,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	1,388,131
1,655,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	1,381,468
1,655,000	Express Scripts Holding Co.	4.50%	02/25/2026	1,679,870
2,000,000	Ferguson Finance PLC^	4.50%	10/24/2028	2,001,924
1,655,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,723,961
880,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	789,800
830,000	frontdoor, Inc.^	6.75%	08/15/2026	790,575
1,434,000	Hasbro, Inc.	3.50%	09/15/2027	1,332,084
1,240,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	1,182,773
1,655,000	Hudbay Minerals, Inc.^	7.25%	01/15/2023	1,642,587
1,655,000	Keysight Technologies, Inc.	4.55%	10/30/2024	1,690,234
1,240,000	Kroger Co.	3.70%	08/01/2027	1,172,700
1,720,000	Lear Corp.	3.80%	09/15/2027	1,574,000
830,000	Mercer International, Inc.	6.50%	02/01/2024	815,475
2,650,000	MPLX L.P.	4.80%	02/15/2029	2,648,723

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 28.4% (Continued)
1,805,000	Noble Energy, Inc.	3.85%	01/15/2028	1,634,982
830,000	Novelis Corp.^	6.25%	08/15/2024	782,275
1,585,000	NXP BV^	4.13%	06/01/2021	1,569,150
822,000	ServiceMaster Co. LLC	7.45%	08/15/2027	842,550
830,000	SESI LLC	7.13%	12/15/2021	709,650
870,000	Southern California Edison Co. (Fixed until 02/01/22, then 3 Month LIBOR USD + 4.20%)	6.25%	08/01/2049	830,850
1,655,000	TechnipFMC PLC	3.45%	10/01/2022	1,635,038
830,000	Teck Resources, Ltd.^	8.50%	06/01/2024	891,212
1,655,000	Verisk Analytics, Inc.	4.00%	06/15/2025	1,663,773
830,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	776,050
1,655,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	1,641,966
875,000	Western Gas Partners L.P.	4.75%	08/15/2028	834,504
Total Corporate Bonds & Notes (Cost $52,885,757)				50,855,819

Mortgage Backed Securities — 23.0%
400,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	3.81%	09/15/2034	398,762
750,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY D (1 Month LIBOR USD + 1.70%)^	4.16%	09/15/2034	749,258
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	3.58%	03/16/2037	390,863
499,255	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	3.36%	11/15/2035	495,785
499,255	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	3.76%	11/15/2035	494,258
200,425	FHLMC PC, Pool# G6-1330	6.00%	07/01/2040	218,503
2,218,933	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	138,356
804,124	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	148,239
1,597,733	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	184,016
275,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	266,487
357,233	FHMS, Series K-J13 A1	2.06%	09/25/2021	354,461
15,801,547	FHMS, Series K-016 X1#~	1.49%	10/25/2021	554,230
346,957	FHMS, Series K-J18 A1	2.46%	03/25/2022	344,299
241,846	FHMS, Series K-J16 A1	1.97%	04/25/2022	237,640
107,302	FHMS, Series K-J09 A1	2.02%	04/25/2022	105,786
4,179,117	FHMS, Series K-021 X1#~	1.44%	06/25/2022	175,362
2,001,634	FHMS, Series K-721 X1#~	0.33%	08/25/2022	20,501
219,823	FHMS, Series K-J07 A1	1.53%	09/25/2022	214,737
10,312,381	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	190,279
1,700,000	FHMS, Series K-728 A2#	3.06%	08/25/2024	1,706,740
709,687	FHMS, Series K-J17 A1	2.40%	10/25/2024	701,898
1,558,303	FHMS, Series K-055 X1#~	1.37%	03/25/2026	127,899
695,973	FHMS, Series K-057 X1#~	1.19%	07/25/2026	51,248
676,999	FHMS, Series K-058 X1#~	0.93%	08/25/2026	39,893
1,390,823	FHMS, Series K-W03 X1#~	0.85%	06/25/2027	74,820
783,763	FHMS, Series Q-006 APT1#	2.58%	04/25/2028	828,697
792,623	FHMS, Series Q-004 A2H#	2.87%	01/25/2046	792,685
744,250	FNMA, Pool# BM3352	2.55%	12/01/2026	718,624
500,000	FNMA, Pool# AN6558	2.91%	09/01/2027	483,965
544,470	FNMA, Pool# AM3724	3.08%	06/01/2028	537,491
485,000	FNMA, Pool# AN2738	2.39%	09/01/2028	453,085
363,561	FNMA, Pool# AM8082	2.92%	02/01/2030	351,969
1,485,386	FNMA, Pool# AS2249	4.00%	04/01/2039	1,528,010
271,582	FNMA, Pool# 467095	5.90%	01/01/2041	310,954
676,758	FNMA, Pool# BM4143	6.00%	07/01/2041	738,860
180,152	FNMA, Pool# 469130	4.87%	10/01/2041	193,060
850,304	FNMA, Pool# AB9349	3.00%	05/01/2043	835,771
461,312	FNMA, Pool# AU6230	5.00%	09/01/2043	488,548
1,077,834	FNMA, Pool# BD4016	4.00%	07/01/2047	1,116,606
393,548	FNMA, Pool# BD4041	4.00%	11/01/2047	404,234

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 23.0% (Continued)
393,866	FNMA, Pool# BH7686	4.50%	12/01/2047	408,338
1,128,217	FNMA, Pool# BJ4049	4.00%	05/01/2048	1,156,790
198,427	FNMA, Pool# BJ4050	4.50%	05/01/2048	207,948
198,473	FNMA, Pool# BJ4052	4.50%	05/01/2048	207,557
297,223	FNMA, Pool# BJ4051	4.50%	05/01/2048	311,659
198,591	FNMA, Pool# BK5105	5.50%	05/01/2048	212,507
297,831	FNMA, Pool# BJ4057	4.50%	06/01/2048	310,002
198,907	FNMA, Pool# BK8032	5.50%	06/01/2048	212,845
248,488	FNMA, Pool# BJ4060	4.50%	07/01/2048	260,579
248,591	FNMA, Pool# BJ4061	4.50%	07/01/2048	260,745
247,575	FNMA, Pool# BJ4062	4.50%	07/01/2048	257,961
746,718	FNMA, Pool# BJ4067	4.50%	08/01/2048	779,310
896,844	FNMA, Pool# BJ4070	4.00%	09/01/2048	920,661
508,224	FNMA, Pool# BJ4073	4.50%	09/01/2048	532,606
468,106	FNMA, Pool# BJ4072	4.50%	09/01/2048	490,996
428,741	FNMA, Pool# BJ4075	5.00%	09/01/2048	457,056
199,227	FNMA, Pool# BN0202	5.50%	09/01/2048	213,188
588,736	FNMA, Pool# BJ4082	5.00%	11/01/2048	629,165
99,875	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	95,570
923,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	898,532
750,000	FNMA REMIC Trust, Series 2018-M8 A2#	3.33%	06/25/2028	747,992
495,601	FNMA REMIC Trust, Series 2018-M3 A1#	2.99%	02/25/2030	493,880
749,195	FNMA REMIC Trust, Series 2018-M13 A1#	3.82%	09/25/2030	790,359
648,449	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	702,782
2,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2033	1,995,195
1,500,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2033	1,518,135
1,000,000	FNMA, 4.5%, Due TBA January	4.50%	01/15/2048	1,035,645
1,000,000	FNMA, 5.0%, Due TBA January	5.00%	01/15/2048	1,047,578
650,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.67%	11/25/2024	641,393
707,348	GNMA REMIC Trust, Series 2006-47 ZA	5.00%	08/16/2036	754,972
1,095,213	GNMA REMIC Trust, Series 2014-45 B1#~	0.75%	07/16/2054	50,053
954,261	GNMA REMIC Trust, Series 2014-135 I0#~	0.82%	01/16/2056	49,764
943,696	GNMA REMIC Trust, Series 2015-172 I0#~	0.90%	03/16/2057	58,319
1,280,254	GNMA REMIC Trust, Series 2016-40 I0#~	0.77%	07/16/2057	71,438
1,042,989	GNMA REMIC Trust, Series 2016-56 I0#~	0.97%	11/16/2057	72,878
1,270,084	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	93,588
500,000	GSMS, Series 2018-FBLU C (1 Month LIBOR USD + 1.60%)^	4.06%	11/15/2035	497,011
1,250,000	GSMS, Series 2018-FBLU D (1 Month LIBOR USD + 2.00%)^	4.46%	11/15/2035	1,236,727
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.37%	08/17/2034	379,611
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.46%	11/15/2034	271,166
175,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.86%	11/15/2034	172,716
500,000	Velocity Commercial Capital Loan Trust, Series 2016-2 M1#	3.66%	10/25/2046	502,771
500,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	489,321
482,863	Velocity Commercial Capital Loan Trust, Series 2018-2 A#^	4.05%	10/25/2048	487,331
Total Mortgage Backed Securities (Cost $41,107,466)				41,151,519

U.S. Treasury Notes — 10.1%
9,100,000	United States Treasury Note	1.88%	12/15/2020	8,993,537
9,100,000	United States Treasury Note	2.38%	03/15/2021	9,077,783
Total U.S. Treasury Notes (Cost $18,011,916)				18,071,320

Municipal Bonds — 3.8%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	289,533
350,000	District of Columbia#	6.55%	08/01/2038	350,000
2,000,000	District of Columbia#	6.71%	08/01/2038	2,000,000
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,303,032
750,000	Massachusetts Port Authority#	4.99%	01/01/2031	750,000

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 3.8% (Continued)
1,300,000	Mosaic District Community Development Authority	7.25%	03/01/2036	1,369,979
800,000	North Texas Tollway Authority	8.91%	02/01/2030	846,416
Total Municipal Bonds (Cost $6,731,118)				6,908,960

Preferred Stocks — 0.4%
14,625	AGNC Investment Corp., Series B, 7.75%			370,890
2,076	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			52,481
10,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)			232,300
Total Preferred Stocks (Cost $664,114)				655,671

Short-Term Investments — 5.4%

Money Market Funds — 5.1%
9,078,460	First American Government Obligations Fund — Class Z, 2.32%*			9,078,460

U.S. Treasury Bills — 0.3%
610,000	United States Treasury Bill†			608,842
Total Short-Term Investments (Cost $9,687,302)				9,687,302
Total Investments — 100.5% (Cost $182,113,383)				180,103,353
Liabilities in Excess of Other Assets — (0.5)%				(909,802)
NET ASSETS — 100.0%				$179,193,551

#	Variable rate security. Rate disclosed is as of December 31, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of these securities amounted to $64,790,363 or 36.2% of net assets.

<	This security is being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
~	Interest Only Security
†	This security is pledged as collateral in connection with open futures contracts.
*	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Asset Backed Securities	29.4%
Corporate Bonds & Notes	28.4%
Mortgage Backed Securities	23.0%
U.S. Treasury Notes	10.1%
Money Market Funds	5.1%
Municipal Bonds	3.8%
Preferred Stocks	0.4%
U.S. Treasury Bills	0.3%
Other Assets and Liabilities	(0.5)%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	56	03/20/2019	$7,852,988	$8,176,000	$323,012
U.S. Treasury 10-Year Ultra Futures	107	03/20/2019	13,610,182	13,918,359	308,177
U.S. Treasury Ultra Bond Futures	128	03/20/2019	19,554,113	20,564,000	1,009,887
			$41,017,283	$42,658,359	$1,641,076

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(55)	03/20/2019	$(6,554,620)	$(6,710,859)	$(156,239)

There is no variation margin due to or from the Fund as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

The Brown Advisory Strategic Bond Fund – Investor Shares (the “Fund”) gained 0.17% in the six months ended December 31, 2018, underperforming the 1.91% return for the Fund’s benchmark, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”). A market-driven decline in value in the three months ending in December offset most of the gain realized in the three months ending in September.

The Fund’s strategy is founded upon deep credit research that in turn feeds our proprietary, factor-based risk pricing models. We believe that this process helps us to consistently identify individual securities offering the best risk-adjusted return. We analyze investment ideas using rigorous underwriting standards and fundamental analysis to identify, assess, and price a bond’s risks. We believe that our methodology allows us to compare the expected return of bonds across multiple sectors, using our due diligence process to adjust for both impairment risk and interest rate risk, thereby driving our capital allocation decisions from the bottom-up. We seek to mitigate idiosyncratic risks by strictly applying a sizing model focused on a bond’s estimated downside.

The Fund attempts to mitigate duration risk and has been operating with a duration less than half that of our stated benchmark. As such, we have managed the Fund with a duration of just under 2.0 over the past six months. As we have previously stated, we are not attempting to generate meaningful alpha by making a bet on the direction of interest rates. Instead, we aim for low sensitivity to interest rates by buying shorter-dated bonds, using hedges such as Treasury futures, and by purchasing floating-rate instruments. Floating-rate debt represented over 35% of fund assets at period-end.

The Fund’s gain came despite a market selloff in corporate credit, which began in October and accelerated through November and December. At the beginning of the period, the Fund was positioned with a relatively low weighting to corporate high yield of approximately 17%. This is roughly half of what we consider to be the Fund’s neutral weighting, and well below our self-imposed maximum allocation of 50%. The Fund’s relatively high quality weighting and its yield helped offset the mark-to-market declines of our corporate and CLO holdings that accelerated in December as the overall equity and credit markets came under pressure. We added selectively to corporate bonds at the very end of the period where we believed that downside scenarios were being abundantly priced into the yields. As such, the Fund ended the period with a slightly higher weighting to high yield corporate holdings of 18.6% and an increase of almost 2% of our split investment-grade corporate holdings to 3.6%.

Structured products continue comprising the majority of our holdings, but the composition thereof has changed slightly. We slightly reduced our holdings of CLOs throughout the end of last fiscal year and the beginning of this one, based on our view of relative value. We allowed many of our holdings to be refinanced and only replaced where we could with shorter-tenor, higher-quality, and higher-coupon paper. This increased the quality of our holdings and reduced the volatility, which served us well heading into November. Our CLOs posted a modestly positive return during the fourth quarter as a result. The net reduction in our allocation to CLOs was funded by an increase in our allocation to asset-backed securities (ABS), which returned over 2% in the period and comprised roughly 20% of the Fund. CMBS, at 6% of the Fund, returned just over 2% as well. We continue to believe that structured products are instrumental in helping us improve the overall credit quality of the portfolio, enhance returns, reduce duration, and provide diversification. The Fund continues taking advantage of pockets of value in certain municipal bond securities, although many were called away during the period and our exposure fell in half to roughly 3.5%. Municipal bonds were again our best-performers.

Our process seeks to facilitate consistently better decision-making, grounded in our core tenets and our ability to price risk based on an investment’s cash flow profile, liquidity, structural terms, and enterprise value coverage. We believe that adhering to this process gives the Fund the potential to continue adding value whether credit is widening or tightening, and could be a key driver of performance through market and business cycles.

Sincerely,

Robert H. Snyder
Co-Portfolio Manager

Thomas D.D. Graff, CFA
Co-Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, a non-diversified fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 43.3%
350,000	American Credit Acceptance Receivables Trust, Series 2017-3 C^	2.72%	06/10/2022	348,994
650,000	American Credit Acceptance Receivables Trust, Series 2017-4 C^	2.94%	01/10/2024	647,212
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2016-2 C	2.87%	11/08/2021	997,532
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2016-2 D	3.65%	05/09/2022	1,008,504
200,000	AmeriCredit Automobile Receivables Trust, Series 2016-3 D	2.71%	09/08/2022	197,611
225,000	AmeriCredit Automobile Receivables Trust, Series 2017-3 D	3.18%	07/18/2023	223,075
275,000	AmeriCredit Automobile Receivables Trust, Series 2017-4 D	3.08%	12/18/2023	271,457
221,039	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	218,356
750,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 2.00%)^	4.47%	04/20/2027	738,866
1,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-2A CR (3 Month LIBOR USD + 2.25%)^	4.76%	04/27/2027	938,699
2,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2013-4A A1RR (3 Month LIBOR USD + 1.00%)^	3.44%	01/15/2031	1,970,334
2,000,000	Carlyle U.S. CLO, Ltd., Series 2017-2A A1B (3 Month LIBOR USD + 1.22%)^	3.69%	07/21/2031	1,979,066
1,000,000	CBAM, Ltd., Series 2017-1A B (3 Month LIBOR USD + 1.80%)^	4.27%	07/20/2030	968,372
799,043	Colony Starwood Homes Trust, Series 2016-2A A (1 Month LIBOR USD + 1.25%)^	3.71%	12/19/2033	801,296
103,319	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	103,584
235,000	CPS Auto Receivables Trust, Series 2015-C D^	4.63%	08/16/2021	237,987
300,000	CPS Auto Receivables Trust, Series 2016-C E^	8.39%	09/15/2023	316,720
1,250,000	Dell Equipment Finance Trust, Series 2017-2 B^	2.47%	10/24/2022	1,239,236
750,000	Dell Equipment Finance Trust, Series 2018-2 D^	3.97%	10/22/2024	762,063
1,149,429	Drive Auto Receivables Trust, Series 2017-BA C^	2.61%	08/16/2021	1,149,050
720,000	Drive Auto Receivables Trust, Series 2018-1 C	3.22%	03/15/2023	718,743
750,000	Drive Auto Receivables Trust, Series 2017-2 C	2.75%	09/15/2023	748,571
1,000,000	Drive Auto Receivables Trust, Series 2017-3 D^	3.53%	12/15/2023	1,001,229
1,500,000	Drive Auto Receivables Trust, Series 2018-1 D	3.81%	05/15/2024	1,503,271
725,000	Drive Auto Receivables Trust, Series 2018-2 D	4.14%	08/15/2024	731,325
700,000	Drive Auto Receivables Trust, Series 2018-3 D	4.30%	09/16/2024	710,321
1,970,315	DT Auto Owner Trust, Series 2016-1A D^	4.66%	12/15/2022	1,981,877
500,000	DT Auto Owner Trust, Series 2017-4A C^	2.86%	07/17/2023	498,659
900,000	DT Auto Owner Trust, Series 2017-4A D^	3.47%	07/17/2023	897,652
750,000	DT Auto Owner Trust, Series 2018-1A C^	3.47%	12/15/2023	752,042
500,000	DT Auto Owner Trust, Series 2018-2A C^	3.67%	03/15/2024	502,576
1,000,000	DT Auto Owner Trust, Series 2018-3A D^	4.19%	07/15/2024	1,005,885
400,000	DT Auto Owner Trust, Series 2017-3A E^	5.60%	08/15/2024	409,601
383,331	Federal Express Corp., Series 1998-1	6.72%	07/15/2023	401,160
1,000,000	GoldenTree Loan Management CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.20%)^	4.67%	04/20/2029	970,332
2,000,000	GoldenTree Loan Opportunities XI, Ltd.,
	Series 2015-11A AR2 FLT (3 Month LIBOR USD + 1.07%)^	3.51%	01/21/2031	1,965,782
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	294,383
1,000,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	4.77%	01/20/2030	991,298
1,975,000	Highbridge Loan Management, Ltd., Series 2013-2A A2R (3 Month LIBOR USD + 1.63%)^	4.09%	10/20/2029	1,935,482
300,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	3.58%	12/19/2036	298,868
200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.88%	12/19/2036	199,475
1,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	3.71%	03/19/2037	1,188,749
200,000	Invitation Homes Trust, Series 2018-SFR2 C (1 Month LIBOR USD + 1.28%)^	3.74%	06/18/2037	198,640
930,000	LCM XXV, Ltd., Series 2017-25A C2 (3 Month LIBOR USD + 2.30%)^	4.77%	07/22/2030	907,920
750,000	Madison Park Funding XV, Ltd., Series 2014-15A A2R FLT (3 Month LIBOR USD + 1.50%)^	4.01%	01/27/2026	749,930
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	4.22%	07/21/2030	746,158
700,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	4.87%	07/22/2030	688,271
500,000	Madison Park Funding XXI, Ltd., Series 2016-21A B (3 Month LIBOR USD + 2.75%)^	5.24%	07/25/2029	501,151
1,000,000	Madison Park Funding XXV, Ltd., Series 2017-25A B (3 Month LIBOR USD + 2.35%)^	4.84%	04/25/2029	980,829
1,000,000	Magnetite IX, Ltd., Series 2014-9A BR (3 Month LIBOR USD + 2.00%)^	4.49%	07/25/2026	989,425
750,000	Magnetite IX, Ltd., Series 2014-9A CR (3 Month LIBOR USD + 3.10%)^	5.59%	07/25/2026	754,914
71,354	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	69,953
2,000,000	Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.61%	10/18/2030	1,989,304
489,452	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	4.21%	02/25/2044	489,787
1,000,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2AR FLT (3 Month LIBOR USD + 1.35%)^	4.00%	05/21/2027	982,931

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 43.3% (Continued)
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A AR (3 Month LIBOR USD + 0.80%)^	3.27%	10/20/2026	743,270
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A BR (3 Month LIBOR USD + 1.20%)^	3.67%	10/20/2026	730,390
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	4.82%	03/17/2030	971,641
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	3.41%	04/15/2031	1,966,776
1,000,000	Octagon Investment Partners XIV, Ltd., Series 2012-1A CR (3 Month LIBOR USD + 4.00%)^	6.44%	07/16/2029	997,844
500,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	4.54%	04/15/2026	496,428
300,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	300,372
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	251,896
325,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	325,484
250,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	250,377
600,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	606,169
400,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	405,094
148,963	Orange Lake Timeshare Trust, Series 2018-A B^	3.35%	11/08/2030	148,971
321,297	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2A^	2.30%	05/11/2020	321,053
26,644	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	3.19%	05/11/2020	26,657
97,516	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	3.04%	11/10/2020	97,622
260,000	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A3^	2.45%	12/10/2021	257,531
584,355	OSCAR U.S. Funding Trust VIII LLC, Series 2018-1A A2B (1 Month LIBOR USD + 0.49%)^	2.88%	04/12/2021	584,891
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2R (3 Month LIBOR USD + 1.65%)^	4.17%	07/30/2027	978,403
653,661	Progress Residential Trust, Series 2015-SFR2 A^	2.74%	06/14/2032	645,599
401,884	Progress Residential Trust, Series 2015-SFR3 A^	3.07%	11/15/2032	398,400
500,000	Progress Residential Trust, Series 2016-SFR2 C (1 Month LIBOR USD + 2.20%)^	4.66%	01/20/2034	500,510
850,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	834,829
200,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	197,209
500,000	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	492,156
1,000,000	Regatta Funding L.P., Series 2013-2A BR (3 Month LIBOR USD + 2.90%)^	5.34%	01/15/2029	1,000,046
1,125,000	Santander Drive Auto Receivables Trust, Series 2016-3 C	2.46%	03/15/2022	1,117,687
500,000	Santander Drive Auto Receivables Trust, Series 2017-1 D	3.17%	04/17/2023	498,555
150,000	Santander Drive Auto Receivables Trust, Series 2017-2 D	3.49%	07/17/2023	149,290
325,000	Santander Drive Auto Receivables Trust, Series 2017-3 D	3.20%	11/15/2023	323,783
600,000	Santander Drive Auto Receivables Trust, Series 2017-1 E^	5.05%	07/15/2024	615,112
1,718,043	Seneca Park CLO, Ltd., Series 2014-1A AR (3 Month LIBOR USD + 1.12%)^	3.57%	07/17/2026	1,714,526
34,430	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	34,125
30,680	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	29,849
750,000	Sound Point CLO XIV, Ltd., Series 2016-3A C (3 Month LIBOR USD + 2.65%)^	5.13%	01/23/2029	749,938
229,544	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	241,492
1,457,337	Symphony CLO XIV, Ltd., Series 2014-14A A1R (3 Month LIBOR USD + 1.28%)^	3.72%	07/14/2026	1,457,392
500,000	Tesla Auto Lease Trust, Series 2018-B A^	3.71%	08/20/2021	501,377
2,000,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	3.53%	10/20/2028	1,993,744
4,582	U.S. Airways Pass Through Trust, Series 1999-1 A<	8.36%	07/20/2020	4,582
184,832	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	184,159
750,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	741,481
1,000,000	Verizon Owner Trust, Series 2017-1A A^	2.06%	09/20/2021	992,703
400,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	397,135
700,000	Verizon Owner Trust, Series 2017-2A A^	1.92%	12/20/2021	692,973
400,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	400,581
750,000	Verizon Owner Trust, Series 2018-A C	3.55%	04/20/2023	757,799
1,500,000	Voya CLO, Ltd., Series 2013-1A A2R (3 Month LIBOR USD + 1.55%)^	3.99%	10/15/2030	1,464,069
253,600	Westgate Resorts LLC, Series 2018-1A B^	3.58%	12/20/2031	252,662
338,134	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	338,772
700,000	Westlake Automobile Receivables Trust, Series 2016-3A C^	2.46%	01/18/2022	697,549
1,000,000	Westlake Automobile Receivables Trust, Series 2017-1A D^	3.46%	10/17/2022	996,422
300,000	Westlake Automobile Receivables Trust, Series 2017-2A D^	3.28%	12/15/2022	296,315
900,000	Westlake Automobile Receivables Trust, Series 2018-1A D^	3.41%	05/15/2023	893,975
375,000	Westlake Automobile Receivables Trust, Series 2018-2A D^	4.00%	01/16/2024	378,589
500,000	Westlake Automobile Receivables Trust, Series 2017-2A E^	4.63%	07/15/2024	500,589
Total Asset Backed Securities (Cost $79,339,570)				78,821,351

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 38.5%
400,000	AerCap Ireland Capital DAC	3.30%	01/23/2023	380,640
950,000	AK Steel Corp.	7.50%	07/15/2023	947,625
250,000	AK Steel Corp.	6.38%	10/15/2025	193,750
800,000	Allison Transmission, Inc.^	5.00%	10/01/2024	771,000
500,000	Allison Transmission, Inc.^	4.75%	10/01/2027	447,500
1,000,000	American Tower Corp.	2.80%	06/01/2020	992,655
800,000	American Tower Corp.	3.13%	01/15/2027	725,450
310,000	Analog Devices, Inc.	3.90%	12/15/2025	304,674
650,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	625,625
500,000	Ball Corp.	5.00%	03/15/2022	503,750
2,000,000	Bank of America Corp. (Fixed until 01/23/2021, then 3 Month LIBOR USD + 0.37%)	2.74%	01/23/2022	1,970,234
1,800,000	BWX Technologies, Inc.^	5.38%	07/15/2026	1,740,960
750,000	California Resources Corp.^	8.00%	12/15/2022	510,000
1,000,000	Capital One Financial Corp. (Fixed until 06/01/2020, then 3 Month LIBOR USD + 3.80%)	5.55%	12/29/2049	965,610
500,000	Caterpillar Financial Services Corp. (3 Month LIBOR USD + 0.59%)	3.33%	06/06/2022	499,154
1,000,000	Citigroup, Inc.	2.65%	10/26/2020	987,138
500,000	Clorox Co.	3.10%	10/01/2027	475,683
200,000	CommScope Technologies LLC^	6.00%	06/15/2025	183,000
100,000	CommScope Technologies LLC^	5.00%	03/15/2027	81,250
800,000	Core & Main L.P.^	6.13%	08/15/2025	708,000
250,000	Cornerstone Chemical Co.^	6.75%	08/15/2024	220,625
1,220,000	Crown Castle International Corp.	4.88%	04/15/2022	1,256,308
300,000	Dana, Inc.	6.00%	09/15/2023	299,625
1,400,000	Delphi Technologies PLC^	5.00%	10/01/2025	1,179,500
600,000	Digital Realty Trust L.P.	3.70%	08/15/2027	567,319
358,000	Dollar General Corp.	4.15%	11/01/2025	357,906
2,000,000	Dollar Tree, Inc. (3 Month LIBOR USD + 0.70%)	3.15%	04/17/2020	1,987,618
1,700,000	Energy Transfer Operating L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	1,425,875
1,800,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	1,502,503
2,000,000	Equinix, Inc.	5.88%	01/15/2026	2,020,000
380,000	Equinix, Inc.	5.38%	05/15/2027	372,400
1,900,000	Exelon Corp.	2.85%	06/15/2020	1,885,607
700,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	628,250
1,100,000	frontdoor, Inc.^	6.75%	08/15/2026	1,047,750
750,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.75%)	3.43%	02/23/2023	725,258
750,000	Harris Corp.	3.83%	04/27/2025	736,690
1,000,000	Hasbro, Inc.	3.15%	05/15/2021	985,616
698,000	Hasbro, Inc.	3.50%	09/15/2027	648,392
1,700,000	HCA, Inc.	6.50%	02/15/2020	1,746,750
1,000,000	HCA, Inc.	5.38%	02/01/2025	977,500
200,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	190,770
750,000	High Ridge Brands Co.^	8.88%	03/15/2025	333,750
506,000	Hot Topic, Inc.^	9.25%	06/15/2021	498,410
450,000	Hudbay Minerals, Inc.^	7.25%	01/15/2023	446,625
2,000,000	Huntsman International LLC	4.88%	11/15/2020	2,015,000
300,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	299,503
500,000	JC Penney Corp, Inc.	8.13%	10/01/2019	467,500
1,100,000	JC Penney Corp, Inc.^	5.88%	07/01/2023	891,000
300,000	Keysight Technologies, Inc.	4.55%	10/30/2024	306,387
1,500,000	Kinross Gold Corp.	5.95%	03/15/2024	1,500,000
500,000	Kinross Gold Corp.	4.50%	07/15/2027	433,125
1,610,000	Lamar Media Corp.	5.75%	02/01/2026	1,636,163
460,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	447,350
1,000,000	Martin Marietta Materials, Inc. (3 Month LIBOR USD + 0.50%)	3.29%	12/20/2019	997,268
650,000	Matterhorn Merger Sub LLC^	8.50%	06/01/2026	520,000
68,000	Mercer International, Inc.	7.75%	12/01/2022	70,210

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 38.5% (Continued)
1,500,000	Mercer International, Inc.	6.50%	02/01/2024	1,473,750
1,500,000	Morgan Stanley	2.63%	11/17/2021	1,464,642
1,300,000	NXP BV^	4.13%	06/01/2021	1,287,000
947,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	894,915
1,465,000	Outfront Media Capital LLC	5.88%	03/15/2025	1,443,025
1,057,000	Regency Centers L.P.	4.80%	04/15/2021	1,081,216
250,000	Rivers Pittsburgh Borrower L.P.^	6.13%	08/15/2021	243,125
1,780,000	ServiceMaster Co. LLC	7.45%	08/15/2027	1,824,500
650,000	SESI LLC	7.13%	12/15/2021	555,750
850,000	SESI LLC	7.75%	09/15/2024	680,000
2,000,000	Southern California Edison Co. (Fixed until 02/01/2022, then 3 Month LIBOR USD + 4.20%)	6.25%	08/01/2049	1,910,000
350,000	Starfruit Finco BV^	8.00%	10/01/2026	324,625
850,000	Steel Dynamics, Inc.	5.13%	10/01/2021	850,000
370,000	TechnipFMC PLC	3.45%	10/01/2022	365,537
530,000	Teck Resources, Ltd.^	8.50%	06/01/2024	569,088
250,000	Tenneco, Inc.	5.00%	07/15/2026	193,563
250,000	TransDigm, Inc.	6.00%	07/15/2022	246,875
550,000	USA Compression Partners L.P.^	6.88%	04/01/2026	530,750
610,000	Verisk Analytics, Inc.	4.00%	06/15/2025	613,233
350,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.00%)	3.79%	03/16/2022	350,539
1,575,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	1,472,625
1,000,000	Vulcan Materials Co. (3 Month LIBOR USD + 0.60%)	3.39%	06/15/2020	993,915
1,300,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	1,289,761
700,000	Western Gas Partners LP	5.38%	06/01/2021	721,349
1,500,000	Weyerhaeuser Co.	7.38%	10/01/2019	1,541,570
500,000	Whiting Petroleum Corp.	5.75%	03/15/2021	477,500
1,100,000	Zimmer Biomet Holdings, Inc. (3 Month LIBOR USD + 0.75%)	3.55%	03/19/2021	1,090,045
Total Corporate Bonds & Notes (Cost $73,201,536)				70,127,149

Mortgage Backed Securities — 12.8%
400,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	3.81%	09/15/2034	398,762
750,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY D (1 Month LIBOR USD + 1.70%)^	4.16%	09/15/2034	749,258
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	3.58%	03/16/2037	390,863
499,255	BX Commercial Mortgage Trust, Series 2018-IND B (1 Month LIBOR USD + 0.90%)^	3.36%	11/15/2035	495,785
998,510	BX Commercial Mortgage Trust, Series 2018-IND D (1 Month LIBOR USD + 1.30%)^	3.76%	11/15/2035	988,515
15,333	FHLMC PC, Pool# E0-1654	5.00%	06/01/2019	15,556
44,150	FHLMC PC, Pool# N3-1000	4.50%	08/01/2033	45,471
804,123	FHLMC REMIC, Series 4107~	3.00%	08/15/2027	148,238
54,948	FHLMC REMIC, Series 3878	3.00%	04/15/2041	55,277
1,597,733	FHLMC REMIC, Series 4143~	3.50%	09/15/2042	184,016
335,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	324,630
357,233	FHMS, Series K-J13 A1	2.06%	09/25/2021	354,461
15,801,547	FHMS, Series K-016 A1#~	1.49%	10/25/2021	554,230
288,720	FHMS, Series K-021 A1	1.60%	01/25/2022	283,435
260,217	FHMS, Series K-J18 A1	2.46%	03/25/2022	258,224
241,846	FHMS, Series K-J16 A1	1.97%	04/25/2022	237,640
107,302	FHMS, Series K-J09 A1	2.02%	04/25/2022	105,786
4,179,117	FHMS, Series K-021 X1#~	1.44%	06/25/2022	175,362
2,001,634	FHMS, Series K-721 X1#~	0.33%	08/25/2022	20,501
2,549,398	FHMS, Series K-023 X1#~	1.26%	08/25/2022	96,986
219,823	FHMS, Series K-J07 A1#	1.53%	09/25/2022	214,737
141,210	FHMS, Series K-J12 A1	2.38%	04/25/2023	140,024
193,237	FHMS, Series K-J14 A1	2.20%	11/25/2023	189,735
10,312,381	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	190,279
709,687	FHMS, Series K-J17 A1	2.40%	10/25/2024	701,898

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 12.8% (Continued)
802,762	FHMS, Series K-055 X1#~	1.37%	03/25/2026	65,887
1,342,234	FHMS, Series K-057 X1#~	1.19%	07/25/2026	98,836
676,999	FHMS, Series K-058 X1#~	0.93%	08/25/2026	39,893
1,390,823	FHMS, Series K-W03 X1#~	0.85%	06/25/2027	74,820
783,763	FHMS, Series Q-006 APT1#	2.58%	04/25/2028	828,697
1,008,793	FHMS, Series Q-004 A2H#	2.87%	01/25/2046	1,008,871
12	FNMA, Pool# 931676	5.50%	01/01/2019	12
1,062	FNMA, Pool# 774887	5.50%	05/01/2019	1,061
5,500	FNMA, Pool# 794149	5.50%	08/01/2019	5,500
8,964	FNMA, Pool# 255359	5.50%	09/01/2019	8,981
983	FNMA, Pool# 778775	5.50%	09/01/2019	983
6,965	FNMA, Pool# 785732	5.50%	11/01/2019	6,969
17,392	FNMA, Pool# 255645	4.00%	01/01/2020	17,817
5,282	FNMA, Pool# 826868	5.50%	08/01/2020	5,287
26,882	FNMA, Pool# 879409	5.50%	02/01/2021	27,262
11,280	FNMA, Pool# 745562	5.50%	04/01/2021	11,428
22,220	FNMA, Pool# AD0230	5.50%	05/01/2021	22,558
4,395	FNMA, Pool# 745525	5.50%	05/01/2021	4,472
4,739	FNMA, Pool# 936481	5.50%	07/01/2021	4,822
5,054	FNMA, Pool# 888555	5.50%	09/01/2021	5,116
727	FNMA, Pool# 889849	5.50%	09/01/2021	728
5,623	FNMA, Pool# 908560	5.50%	01/01/2022	5,692
4,948	FNMA, Pool# 889716	5.50%	10/01/2022	5,096
3,064	FNMA, Pool# 889198	5.50%	11/01/2022	3,105
45,071	FNMA, Pool# 911073	5.50%	12/01/2022	46,206
11,226	FNMA, Pool# 972932	5.50%	02/01/2023	11,460
328,724	FNMA, Pool# AB9392	2.50%	05/01/2023	329,264
67,290	FNMA, Pool# 975076	6.00%	09/01/2023	69,598
5,550	FNMA, Pool# 995217	5.50%	12/01/2023	5,720
12,320	FNMA, Pool# 930334	5.50%	01/01/2024	12,772
6,877	FNMA, Pool# AE0467	5.50%	03/01/2024	7,118
6,131	FNMA, Pool# AD0365	5.50%	09/01/2024	6,318
42,975	FNMA, Pool# AL1081	5.00%	07/01/2025	43,632
28,197	FNMA, Pool# AL0517	5.50%	08/01/2025	29,199
233,704	FNMA, Pool# 815323 (6 Month LIBOR USD + 1.54%)	4.17%	01/01/2035	241,350
230,439	FNMA, Pool# 813714 (1 Year CMT Rate + 1.94%)	4.46%	01/01/2035	241,561
68,143	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.71%)	3.78%	03/01/2037	71,375
273,155	FNMA, Pool# 915191 (12 Month LIBOR USD + 1.73%)	4.10%	04/01/2037	288,927
409,081	FNMA, Pool# AL6262 (1 Year CMT Rate + 2.38%)	4.66%	04/01/2038	426,014
209,381	FNMA, Pool# 965184 (12 Month LIBOR USD + 1.60%)	4.35%	09/01/2038	218,194
676,758	FNMA, Pool# BM4143	6.00%	07/01/2041	738,860
461,312	FNMA, Pool# AU6230	5.00%	09/01/2043	488,548
258,797	FNMA, Pool# 947512 (12 Month LIBOR USD + 1.75%)	4.50%	09/01/2047	270,966
68,776	FNMA REMIC Trust, Series 2002-16	6.00%	04/25/2022	70,550
648,449	FNMA REMIC Trust, Series 2012-65	5.00%	07/25/2040	702,782
4,000,000	FNMA, 5.0%, Due TBA January	5.00%	01/15/2048	4,190,313
650,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.67%	11/25/2024	641,393
90,000	FREMF Mortgage Trust, Series 2011-K10#^	4.62%	11/25/2049	91,999
232,986	GNMA, Pool# 004527M	5.00%	09/20/2024	252,428
558,465	GNMA REMIC Trust, Series 2014-45 B1#~	0.75%	07/16/2054	25,523
477,130	GNMA REMIC Trust, Series 2014-135 I0#~	0.82%	01/16/2056	24,882
471,848	GNMA REMIC Trust, Series 2015-172 I0#~	0.90%	03/16/2057	29,160
640,127	GNMA REMIC Trust, Series 2016-40 I0#~	0.77%	07/16/2057	35,719
519,417	GNMA REMIC Trust, Series 2016-56 I0#~	0.97%	11/16/2057	36,294
635,042	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	46,794
500,000	GSMS, Series 2018-FBLU C (1 Month LIBOR USD + 1.60%)^	4.06%	11/15/2035	497,011

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 12.8% (Continued)
1,250,000	GSMS, Series 2018-FBLU D (1 Month LIBOR USD + 2.00%)^	4.46%	11/15/2035	1,236,727
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.37%	08/17/2034	379,611
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.46%	11/15/2034	271,166
175,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.86%	11/15/2034	172,716
500,000	Velocity Commercial Capital Loan Trust, Series 2016-2 M1#	3.66%	10/25/2046	502,771
500,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	489,321
482,863	Velocity Commercial Capital Loan Trust, Series 2018-2 A#^	4.05%	10/25/2048	487,331
Total Mortgage Backed Securities (Cost $23,115,854)				23,305,135

Municipal Bonds — 3.2%
400,000	District of Columbia#	6.55%	08/01/2038	400,000
1,500,000	District of Columbia#	6.71%	08/01/2038	1,500,000
750,000	Massachusetts Port Authority#	4.99%	01/01/2031	750,000
700,000	Mosaic District Community Development Authority	7.25%	03/01/2036	737,681
640,000	New York Transportation Development Corp.	5.00%	08/01/2026	668,109
225,000	North Texas Tollway Authority	8.91%	02/01/2030	238,054
500,000	Public Finance Authority^	5.00%	09/01/2030	517,395
385,000	Utah Charter School Finance Authority	5.80%	06/15/2038	385,616
550,000	Washington State Housing Finance Commission^	4.00%	01/01/2024	549,736
130,000	Yamhill County Oregon Hospital Authority	3.50%	11/15/2020	129,393
Total Municipal Bonds (Cost $5,717,041)				5,875,984

Preferred Stocks — 0.7%
16,475	AGNC Investment Corp., Series B, 7.75%			417,806
2,076	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			52,481
10,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)			232,300
24,630	Digital Realty Trust, Inc.			515,999
Total Preferred Stocks (Cost $1,312,819)				1,218,586

Closed-End Funds — 0.2%
17,204	BlackRock MuniYield Michigan Quality Fund			213,674
9,600	Nuveen Massachusetts Quality Municipal Income Fund			112,704
Total Closed-End Funds (Cost $376,993)				326,378

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
4,879,460	First American Government Obligations Fund — Class Z, 2.32%*			4,879,460
Total Short-Term Investments (Cost $4,879,460)				4,879,460
Total Investments — 101.4% (Cost $187,943,273)				184,554,043
Liabilities in Excess of Other Assets — (1.4)%				(2,631,090)
NET ASSETS — 100.0%				$181,922,953

#	Variable rate security. Rate disclosed is as of December 31, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of these securities amounted to $93,167,172 or 51.2% of net assets.

<	This security is being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
~	Interest Only Security
*	Annualized seven-day yield as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Asset Backed Securities	43.3%
Corporate Bonds & Notes	38.5%
Mortgage Backed Securities	12.8%
Municipal Bonds	3.2%
Money Market Funds	2.7%
Preferred Stocks	0.7%
Closed-End Funds	0.2%
Other Assets and Liabilities	(1.4)%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Sustainable Bond Fund – Investor Shares (the “Fund”) was up 0.95%, trailing the 1.65% return for the primary benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Index”).

The Fund aims to generate performance primarily through individual security selection that augments fundamental credit analysis with integrated ESG research. The Fund seeks to identify and invest in issuers whose ESG characteristics strengthen their credit profiles, as well as issuers whose use of proceeds create positive environmental and social impacts. Intermediate-term risk/reward analysis, as opposed to macro forecasts, helps set the duration and sector weightings.

The second half of 2018 was a tumultuous period for credit markets. Spreads of all types widened meaningfully, especially during the fourth quarter, where both high-yield and investment-grade corporate bonds had their worst quarters since 2011. Our investment philosophy of seeking alpha through individual bond selection naturally leads us to owning more spread bonds and fewer Treasury bonds. While this was detrimental to performance in the most recent period, this has been a major driver of the Fund’s strong longer-term track record.

Our overweight to corporate bonds generally was somewhat of a detractor for the period. Security selection was strong enough, however, to make corporate credit a net contributor to performance, although our high-yield securities underperformed other positions. Among our largest positive-contributing individual corporate selections were Verisk Analytics (5.53%), Equinix (5.04%), Keysight Technologies (3.78%), and American Tower (3.23%).

Other credit-oriented sectors also underperformed Treasury bonds, including asset-backed and commercial mortgage-backed securities. Our holdings in these sectors, however, are generally higher-quality and/or shorter-term, which ameliorated the spreads widening.

While we are always disappointed about periods of underperformance, we are pleased with the portfolio’s potential looking forward. Our focus on downside analysis is designed to help us navigate periods like this. We start our security selection process with a strong idea of how we think a bond should perform in an adverse market, and we believe that this gives the Fund the potential to weather periods of volatility from a position of strength. In the long run, we believe that this focus on the downside plus a strong level of income generation may result in strong performance.

We are happy to announce that we launched our first annual Impact Report on the Fund that highlights the environmental and social impact from our investments over the past year. We welcome your feedback to help us enhance our reporting efforts.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Amy Hauter, CFA
Associate Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 39.6%
1,345,000	Albemarle Corp.	4.15%	12/01/2024	1,364,100
895,000	Alexandria Real Estate Equities, Inc.	4.00%	01/15/2024	906,301
1,490,000	Allison Transmission, Inc.^	4.75%	10/01/2027	1,333,550
1,485,000	American Tower Corp.	3.13%	01/15/2027	1,346,616
1,380,000	Analog Devices, Inc.	3.90%	12/15/2025	1,356,289
890,000	AvalonBay Communities, Inc.	3.63%	10/01/2020	895,303
1,610,000	Ball Corp.	4.88%	03/15/2026	1,573,775
1,125,000	Bank of America Corp. (Fixed until 05/17/2021, then 3 Month LIBOR USD + 0.63%)	3.50%	05/17/2022	1,125,550
1,165,000	Boston Properties L.P.	3.65%	02/01/2026	1,129,060
790,000	Children’s Hospital Corp.	4.12%	01/01/2047	794,881
950,000	Clorox Co.	3.10%	10/01/2027	903,798
1,000,000	Core & Main L.P.^	6.13%	08/15/2025	885,000
1,065,000	Delphi Technologies PLC^	5.00%	10/01/2025	897,263
1,125,000	Digital Realty Trust L.P.	3.95%	07/01/2022	1,132,559
895,000	Duke Energy Carolinas LLC	3.35%	05/15/2022	903,775
1,535,000	Ecolab, Inc.	4.35%	12/08/2021	1,578,129
890,000	Express Scripts Holding Co.	4.50%	02/25/2026	903,374
1,470,000	Hasbro, Inc.	3.50%	09/15/2027	1,365,526
905,000	JB Hunt Transport Services, Inc.	3.30%	08/15/2022	898,402
20,000	Kaiser Foundation Hospitals	3.15%	05/01/2027	19,247
1,335,000	Keysight Technologies, Inc.	4.55%	10/30/2024	1,363,421
850,000	Korea Development Bank (3 Month LIBOR USD + 0.73%)	3.14%	07/06/2022	851,362
1,195,000	Kroger Co.	3.70%	08/01/2027	1,130,142
1,355,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	1,317,738
925,000	MidAmerican Energy Co.	3.10%	05/01/2027	901,276
1,920,000	Northwell Healthcare, Inc.	4.26%	11/01/2047	1,827,681
475,000	Northwestern University	3.81%	12/01/2050	473,139
435,000	Novelis Corp.^	6.25%	08/15/2024	409,988
960,000	NXP BV^	4.13%	06/01/2021	950,400
650,000	Regency Centers L.P.	3.75%	06/15/2024	644,026
450,000	Southern California Edison Co. (Fixed until 02/01/2022, then 3 Month LIBOR USD + 4.20%)	6.25%	08/01/2049	429,750
920,000	Toronto-Dominion Bank	1.85%	09/11/2020	903,393
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	882,909
1,360,000	Verisk Analytics, Inc.	4.00%	06/15/2025	1,367,209
890,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	882,991
1,040,000	Weyerhaeuser Co.	7.38%	10/01/2019	1,068,822
Total Corporate Bonds & Notes (Cost $37,474,310)				36,716,745

Mortgage Backed Securities — 25.6%
596,067	FHMS, Series K-W03 X1#~	0.85%	06/25/2027	32,066
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	294,920
881,733	FHMS, Series Q-006 APT1#	2.58%	04/25/2028	932,284
1,334,850	FHMS, Series K-W07 A1	3.60%	07/25/2028	1,368,318
643,229	FHMS, Series K-W04 A (1 Month LIBOR USD + 0.24%)	2.59%	09/25/2028	642,986
1,000,000	FHMS, Series Q-008 A (1 Month LIBOR USD + 0.39%)	2.69%	10/25/2045	997,552
1,144,056	FHMS, Series Q-007 APT1#	3.00%	10/25/2047	1,164,071
665,036	FNMA, Pool# AN6116	2.85%	07/01/2027	648,831
500,000	FNMA, Pool# AN6558	2.91%	09/01/2027	483,965
309,895	FNMA, Pool# AS2826	4.00%	07/01/2044	317,197
287,806	FNMA, Pool# AS3724	3.50%	11/01/2044	288,984
274,559	FNMA, Pool# AS5917	3.50%	10/01/2045	275,570
407,146	FNMA, Pool# AS6127	3.50%	11/01/2045	408,540
294,954	FNMA, Pool# AS8808	3.50%	02/01/2047	295,675
990,969	FNMA, Pool# BJ4049	4.00%	05/01/2048	1,016,066
198,427	FNMA, Pool# BJ4050	4.50%	05/01/2048	207,948
198,473	FNMA, Pool# BJ4052	4.50%	05/01/2048	207,557
297,223	FNMA, Pool# BJ4051	4.50%	05/01/2048	311,659

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 25.6% (Continued)
198,591	FNMA, Pool# BK5105	5.50%	05/01/2048	212,507
198,554	FNMA, Pool# BJ4057	4.50%	06/01/2048	206,668
198,907	FNMA, Pool# BK8032	5.50%	06/01/2048	212,845
248,591	FNMA, Pool# BJ4061	4.50%	07/01/2048	260,745
247,575	FNMA, Pool# BJ4062	4.50%	07/01/2048	257,961
248,488	FNMA, Pool# BJ4060	4.50%	07/01/2048	260,579
995,624	FNMA, Pool# BJ4067	4.50%	08/01/2048	1,039,080
461,606	FNMA, Pool# BJ4070	4.00%	09/01/2048	473,864
260,992	FNMA, Pool# BJ4073	4.50%	09/01/2048	273,513
248,977	FNMA, Pool# BJ4072	4.50%	09/01/2048	261,151
237,514	FNMA, Pool# BJ4075	5.00%	09/01/2048	253,200
199,227	FNMA, Pool# BN0202	5.50%	09/01/2048	213,188
498,689	FNMA, Pool# BJ4078	4.50%	10/01/2048	522,379
498,913	FNMA, Pool# BJ4079	5.00%	10/01/2048	530,706
499,454	FNMA, Pool# BJ4082	5.00%	11/01/2048	533,753
300,000	FNMA REMIC Trust, Series 2017-M10 AV2#	2.56%	07/25/2024	295,276
80,000	FNMA REMIC Trust, Series 2017-M2 A2#	2.78%	02/25/2027	77,376
831,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	808,971
865,000	FNMA REMIC Trust, Series 2017-M15 A2#	2.96%	09/25/2027	842,217
1,374,394	FNMA REMIC Trust, Series 2018-M2 A1#	2.80%	01/25/2028	1,375,607
1,900,000	FNMA REMIC Trust, Series 2018-M2 A2#	2.90%	01/25/2028	1,835,596
1,600,000	FNMA REMIC Trust, Series 2018-M8 A2#	3.33%	06/25/2028	1,595,715
998,926	FNMA REMIC Trust, Series 2018-M13 A1#	3.82%	09/25/2030	1,053,813
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	3.16%	11/15/2034	197,113
100,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.46%	11/15/2034	98,606
100,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.86%	11/15/2034	98,695
Total Mortgage Backed Securities (Cost $23,494,610)				23,685,313

Municipal Bonds — 11.9%
300,000	Atlanta Development Authority	3.57%	12/01/2036	295,224
75,000	District of Columbia#	6.55%	08/01/2038	75,000
600,000	District of Columbia#	6.71%	08/01/2038	600,000
1,060,000	Grant County Washington Public Utility	5.63%	01/01/2027	1,240,719
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	97,899
850,000	Honolulu, City & County Hawaii	4.00%	09/01/2036	853,587
30,000	Los Angeles California Community College District	6.60%	08/01/2042	41,330
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	434,876
40,000	Maryland Community Development Administration	3.24%	09/01/2048	39,477
110,000	Massachusetts, Commonwealth of	3.28%	06/01/2046	101,248
530,000	Miami-Dade County Florida Aviation	3.98%	10/01/2041	510,104
675,000	Miami-Dade County Florida Educational Facilities Authority	4.47%	04/01/2051	684,997
650,000	Montgomery County Virginia Economic Development Authority	3.95%	06/01/2039	647,621
340,000	New York State Dormitory Authority	4.00%	07/01/2039	340,796
780,000	New York State Environmental Facilities Corp.	2.77%	07/15/2031	730,283
250,000	New York Transportation Development Corp.	5.00%	01/01/2036	274,873
100,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	99,695
475,000	Oregon State University	3.75%	04/01/2049	442,330
250,000	Pennsylvania Economic Development	3.20%	11/15/2027	244,385
20,000	San Diego California Redevelopment Agency Successor Agency	4.00%	09/01/2040	19,968
500,000	San Francisco, City & County of California Community Facilities District	3.75%	09/01/2037	491,550
60,000	San Francisco, City & County of California Public Utilities Commission Water Revenue	3.55%	11/01/2031	60,134
480,000	Southern California Public Power Authority	4.31%	07/01/2029	498,974
790,000	Texas A&M University	3.82%	05/15/2047	770,732
355,000	University of California	2.99%	05/15/2026	347,765
850,000	University of Massachusetts Building Authority	5.45%	11/01/2040	1,001,878
25,000	University of North Texas System	3.69%	04/15/2030	25,433
Total Municipal Bonds (Cost $10,974,914)				10,970,878
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Foreign Government Bonds — 8.7%
1,795,000	African Development Bank	3.00%	12/06/2021	1,812,953
1,030,000	BNG Bank NV^	2.13%	12/14/2020	1,019,727
765,000	European Bank for Reconstruction & Development	0.88%	07/22/2019	758,373
705,000	European Investment Bank	2.38%	05/24/2027	677,759
1,000,000	Industrial Bank of Korea (3 Month LIBOR USD + 0.60%)^	3.16%	08/02/2021	1,001,770
1,790,000	International Finance Corp.	2.00%	10/24/2022	1,750,695
1,090,000	Kreditanstalt fuer Wiederaufbau	2.00%	09/29/2022	1,065,813
Total Foreign Government Bonds (Cost $8,096,133)				8,087,090

Asset Backed Securities — 5.2%
978,904	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	4.21%	02/25/2044	979,574
250,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	250,310
250,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	250,372
400,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	404,113
250,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	253,184
385,296	Tesla Auto Lease Trust, Series 2018-A A^	2.32%	12/20/2019	384,267
500,000	Tesla Auto Lease Trust, Series 2018-B A^	3.71%	08/20/2021	501,377
825,000	Verizon Owner Trust, Series 2017-1A C^	2.65%	09/20/2021	819,939
1,000,000	Verizon Owner Trust, Series 2017-2A C^	2.38%	12/20/2021	989,548
Total Asset Backed Securities (Cost $4,812,002)				4,832,684

U.S. Treasury Notes — 8.3%
800,000	United States Treasury Note	1.38%	02/28/2019	798,712
3,440,000	United States Treasury Note	2.88%	05/15/2028	3,493,548
3,345,000	United States Treasury Note	2.88%	08/15/2028	3,397,396
Total U.S. Treasury Notes (Cost $7,581,241)				7,689,656

Short-Term Investments — 1.7%

Money Market Funds — 1.7%
1,608,114	First American Government Obligations Fund — Class Z, 2.32%*			1,608,114
Total Short-Term Investments (Cost $1,608,114)				1,608,114
Total Investments — 101.0% (Cost $94,041,324)				93,590,480
Liabilities in Excess of Other Assets — (1.0)%				(890,574)
NET ASSETS — 100.0%				$92,699,906

#	Variable rate security. Rate disclosed is as of December 31, 2018.
*	Annualized seven-day yield as of December 31, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of these securities amounted to $14,025,220 or 15.1% of net assets.

~	Interest Only Security

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	39.6%
Mortgage Backed Securities	25.6%
Municipal Bonds	11.9%
Foreign Government Bonds	8.7%
U.S. Treasury Notes	8.3%
Asset Backed Securities	5.2%
Money Market Funds	1.7%
Other Assets and Liabilities	(1.0)%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	20	03/20/2019	$2,788,534	$2,920,000	$131,466
U.S. Treasury Ultra Bond Futures	36	03/20/2019	5,492,425	5,783,625	291,200
			$8,280,959	$8,703,625	$422,666

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(51)	03/20/2019	$(6,077,920)	$(6,222,797)	$(144,877)
U.S. Treasury 10-Year Ultra Futures	(56)	03/20/2019	(7,060,108)	(7,284,375)	(224,267)
			$(13,138,028)	$(13,507,172)	$(369,144)

There is no variation margin due to or from the Fund as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Maryland Bond Fund – Investor Shares (the “Fund”) increased 1.13% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 1.55%.

The Fund modestly underperformed on a relative basis during the second half of 2018 as municipal bonds benefitted from a flight-to-quality rally in interest rates. High-quality, fixed rate municipal yields followed U.S. Treasury yields sharply lower in late November and into December after reaching near-term peaks earlier in the fourth quarter. Worries about a trade war, ongoing Fed rate hikes, and concerns about slowing global economic growth fueled risk asset volatility; this ultimately benefitted high-grade municipals. Our defensive floating-rate positions and credit overweight detracted from relative returns for the period as AAA-rated bonds outperformed.

High-quality duration led muni market performance during the fourth quarter with 10-year and longer AAA-rated muni yields falling 50 basis points in November and December as an economic growth scare flattened the U.S. Treasury curve. A somewhat weaker macro outlook hurt the performance of more cyclically sensitive assets like corporate bonds, but municipals generally performed well. Municipal credit spreads drifted wider during the second half of the year; however, unlike corporate credit, BBB-and-lower rated municipal securities produced positive absolute returns. We believe that late-cycle dynamics and geopolitical uncertainty has the potential to continue driving demand for stable assets, including municipal bonds. Municipal credit has been called a “late-cycle haven” due to the low correlation to corporate earnings, broad sector diversification and generally longer economic cycle. We agree with this assessment, and believe that the recent spread widening may enhance investors’ ability to generate alpha through active credit selection.

Away from credit, we also see alpha opportunities in active yield curve positioning. While high-quality, long-duration municipals performed best in the fourth quarter, municipal/Treasury yield ratios remain elevated and stubbornly low yields on the front-end of the curve provide continued value out the curve. The relative steepness of the municipal curve led us to modestly increase duration during the quarter through the addition of higher-quality 15-20 year bonds.

We paired this with our continued sizeable overweight in ultra-short floating-rate and short-callable municipals. The front-end of our relative barbell proved invaluable this year, generating above market returns of +6.00%. Many of our muni floating-rate holdings are spread off of three-month London Interbank Offered Rate, a benchmark rate that represents the interest rate at which banks offer to lend to one another in the international market for short-term loans, which increased further in 2018, and has remained elevated compared to short-term U.S. Treasury and short fixed-rate municipal yields. The beauty of this barbell is that both “wings” have out-yielded the benchmark, effectively eliminating the need (or risk) of a timing decision. We believe that we can continue underweighting bonds with poor relative valuations in the middle of the intermediate yield curve–without sacrificing yield–while we wait for better opportunities.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. We are benchmark-aware, but not benchmark-beholden. We believe that our use of non-benchmark securities, like municipal floating-rate bonds, may offer a better return profile. We believe that our approach to fundamental research and risk management has the potential to continue providing opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.  Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.2%

General Obligation Bonds — 24.9%
2,225,000	Anne Arundel County Maryland	5.00%	04/01/2022	2,446,877
1,265,000	Anne Arundel County Maryland	5.00%	10/01/2026	1,492,788
1,115,000	Baltimore County Maryland	5.00%	03/01/2026	1,329,727
1,000,000	Baltimore County Maryland	5.00%	08/01/2030	1,140,000
1,970,000	Charles County Maryland	5.00%	11/01/2021	2,142,986
1,145,000	Easton, Town of Maryland	4.00%	02/01/2021	1,196,376
1,085,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2020	1,121,174
1,255,000	Maryland State	5.00%	06/01/2023	1,419,995
1,945,000	Maryland State	5.00%	08/01/2023	2,154,710
3,145,000	Maryland State	5.00%	08/01/2023	3,570,487
2,400,000	Maryland State	5.00%	08/01/2024	2,782,320
3,000,000	Montgomery County Maryland	5.00%	12/01/2019	3,087,990
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,706,700
3,320,000	Prince George’s County Maryland	5.00%	09/15/2026	3,596,855
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	5,271,650
1,940,000	Wicomico County Maryland	4.00%	11/01/2019	1,975,521
1,985,000	Wicomico County Maryland	4.00%	11/01/2020	2,063,130
2,040,000	Wicomico County Maryland	4.00%	11/01/2021	2,159,666
				44,658,952
Revenue Bonds — 73.3%
3,480,000	Austin, Texas	7.88%	09/01/2026	3,701,084
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,176,180
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,559,884
520,000	Baltimore, Maryland	5.00%	06/15/2030	571,646
2,255,000	Baltimore, Maryland	5.00%	09/01/2031	2,532,072
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,124,190
670,000	Baltimore, Maryland	5.00%	06/15/2033	729,864
1,150,000	Baltimore, Maryland	5.00%	09/01/2033	1,284,699
2,350,000	Baltimore, Maryland	5.00%	09/01/2039	2,546,577
1,000,000	Denver County Colorado	5.00%	10/01/2032	1,052,480
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,625,314
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,088,560
3,975,000	Frederick County Maryland^	5.00%	09/01/2032	4,266,367
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,168,908
2,260,000	Frederick County Maryland	5.50%	07/01/2040	2,331,258
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,100,360
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	1,087,750
5,000,000	Health & Educational Facilities Authority of the State of Missouri#	3.17%	06/01/2020	5,000,000
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,077,440
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	964,160
1,025,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	1,022,028
5,000,000	Maryland Economic Development Corp.	5.00%	06/01/2026	5,354,950
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	744,912
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	429,928
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	913,274
2,300,000	Maryland Economic Development Corp.	5.75%	06/01/2035	2,426,983
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,524,030
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,462,330
1,000,000	Maryland State Department of Transportation	5.00%	12/15/2020	1,061,040
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,128,681
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	2,051,123
1,015,000	Maryland State Health & Higher Educational Facilities	4.00%	07/01/2019	1,025,739
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	520,357
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	561,830

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.2% (Continued)

Revenue Bonds — 73.3% (Continued)
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	539,665
1,450,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,647,780
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,713,855
1,060,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,157,435
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,084,630
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	484,487
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,818,050
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,796,669
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,072,775
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	105,399
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,223,869
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	315,549
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,183,944
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	276,693
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,389,463
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,179,278
15,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	15,175
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,178
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	470,889
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,331,280
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,610,175
3,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	3,545,214
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,394,521
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,635,823
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,084,650
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,290,873
2,525,000	Maryland Water Quality Financing Administration	5.00%	03/01/2020	2,618,551
5,000,000	Massachusetts Port Authority#	4.99%	01/01/2031	5,000,000
1,185,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,266,694
4,000,000	New York Transportation Development Corp.	5.00%	08/01/2026	4,175,680
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,102,400
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,104,720
1,005,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2023	1,070,777
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,094,180
4,335,000	University System of Maryland	5.00%	04/01/2022	4,762,951
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,337,990
				131,318,260
Total Municipal Bonds (Cost $176,205,878)				175,977,212

Short-Term Investments — 0.6%

Money Market Fund — 0.6%
962,696	First American Government Obligations Fund — Class Z, 2.32%*			962,696
Total Short-Term Investments (Cost $962,696)				962,696
Total Investments — 98.8% (Cost $177,168,574)				176,939,908
Other Assets in Excess of Liabilities — 1.2%				2,207,146
NET ASSETS — 100.0%				$179,147,054

#	Variable rate security. Rate disclosed is as of December 31, 2018.
*	Annualized seven-day yield as of December 31, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of these securities amounted to $9,861,825 or 5.5% of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	73.3%
General Obligation Bonds	24.9%
Money Market Funds	0.6%
Other Assets and Liabilities	1.2%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Tax-Exempt Bond Fund – Investor Shares (the “Fund”) increased 1.36% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 1.55%.

The Fund modestly underperformed on a relative basis during the second half of 2018 as municipal bonds benefitted from a flight-to-quality rally in interest rates. High-quality, fixed rate municipal yields followed U.S. Treasury yields sharply lower in late-November and December after reaching near-term peaks earlier in the fourth quarter. Worries about a trade war, ongoing Fed rate hikes and concerns about slowing global economic growth fueled risk asset volatility; this ultimately benefitted high-grade municipals. Our defensive floating-rate positions and credit overweight detracted from relative returns for the period as AAA-rated bonds outperformed.

High-quality duration led muni market performance during the fourth quarter with 10-year and longer AAA-rated muni yields falling 50 basis points in November and December as an economic growth scare flattened the U.S. Treasury curve. A somewhat weaker macro outlook hurt the performance of more cyclically sensitive assets like corporate bonds, but municipal securities generally performed well. Municipal credit spreads drifted wider during the second half of the year; however, unlike corporate credit, BBB- and lower-rated municipals produced positive absolute returns. We believe that late-cycle dynamics and geopolitical uncertainty will continue driving demand for stable assets, including municipal bonds. Municipal credit has been called a “late-cycle haven” due to the low correlation to corporate earnings, broad sector diversification and generally longer economic cycle. We agree with this assessment, and believe that the recent spread widening has the potential to enhance investors’ ability to generate alpha through active credit selection.

Away from credit, we also see alpha opportunities in active yield curve positioning. While high-quality, long-duration municipals performed best in the fourth quarter, municipal/Treasury yield ratios remain elevated and stubbornly low yields on the front-end of the curve provide continued value out the curve. The relative steepness of the muni curve led us to modestly increase duration during the quarter through the addition of higher-quality 15-20 year bonds.

We paired this with our continued sizeable overweight in ultra-short floating-rate and short-callable municipal securities. The front-end of our relative barbell proved invaluable this year, generating above-market returns of +4.30%. Many of our floating-rate municipal holdings are spread off of three-month LIBOR, which increased further in 2018 and has remained elevated compared to short-term U.S. Treasuries and short fixed-rate municipal yields. The beauty of this barbell is that both “wings” have out-yielded the benchmark, effectively eliminating the need (or risk) of a timing decision. We believe that we can continue underweighting bonds with poor relative valuations in the middle of the intermediate yield curve–without sacrificing yield–while we wait for better opportunities.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. We are benchmark-aware, but not benchmark-beholden. We believe that our use of non-benchmark securities, like floating-rate municipal bonds, can offer a better return profile. We believe that our approach to fundamental research and risk management has the potential to continue providing opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.2%

General Obligation Bonds — 9.1%
2,350,000	Baltimore County Maryland	4.00%	03/01/2034	2,525,240
11,425,000	Clark County Nevada	4.00%	12/01/2035	12,056,574
11,000,000	Clark County Nevada	4.00%	12/01/2036	11,560,560
4,775,000	Clark County Nevada School District	5.00%	06/15/2032	5,547,118
1,750,000	Connecticut, State of	4.00%	06/15/2036	1,777,545
1,700,000	Connecticut, State of	4.00%	06/15/2037	1,720,009
2,210,000	Florida, State of	4.00%	06/01/2031	2,416,149
6,235,000	Mississippi, State of	4.00%	10/01/2035	6,530,103
2,905,000	Oceanside Unified California School District+	4.09%	08/01/2042	1,147,126
1,675,000	Oceanside Unified California School District+	4.10%	08/01/2043	632,798
1,365,000	Rosemont, Village of Illinois	5.00%	12/01/2025	1,546,968
5,315,000	Victor Valley California Union High School District+	3.71%	08/01/2035	2,917,988
3,340,000	West Contra Costa California Unified School District	4.00%	08/01/2038	3,510,941
3,060,000	West Contra Costa California Unified School District	4.00%	08/01/2038	3,216,611
				57,105,730
Revenue Bonds — 89.1%
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,370,543
1,500,000	Arlington, Texas	5.00%	02/15/2037	1,723,500
4,500,000	Austin, Texas	7.88%	09/01/2026	4,785,885
8,450,000	California Health Facilities Financing Authority#	3.35%	11/01/2033	8,450,000
8,300,000	Cedar Rapids, City of Iowa#	3.35%	08/15/2032	8,300,000
2,970,000	Central Texas Turnpike System	5.00%	08/15/2027	3,273,237
2,615,000	Chattanooga Tennessee Health Educational & Housing Facility Board	5.25%	01/01/2040	2,797,292
6,330,000	Chicago O’Hare International Airport	5.00%	01/01/2033	6,997,878
1,000,000	Colorado Health Facilities Authority	5.00%	06/01/2027	1,106,610
1,300,000	Colorado Health Facilities Authority	5.00%	12/01/2027	1,401,725
6,600,000	Colorado Health Facilities Authority	5.50%	07/01/2034	6,713,388
5,965,000	Colorado Health Facilities Authority	5.00%	12/01/2035	6,442,677
5,000,000	Commonwealth Financing Authority	5.00%	06/01/2025	5,701,150
2,095,000	Connecticut Special Tax Revenue	5.00%	08/01/2031	2,313,110
4,390,000	Cumberland County Pennsylvania Municipal Authority	4.00%	01/01/2033	4,320,638
2,500,000	Delaware State Health Facilities Authority	5.00%	06/01/2034	2,754,450
15,000,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.75%)	2.59%	06/01/2037	13,544,700
9,440,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.65%)	2.49%	06/01/2027	9,167,656
5,500,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	6,589,440
9,150,000	Denver Colorado Airport System Revenue	5.00%	12/01/2036	11,046,612
1,100,000	Denver Colorado Convention Center Hotel Authority	5.00%	12/01/2028	1,231,956
9,000,000	Detroit Michigan Sewage Disposal System (3 Month LIBOR USD + 0.60%)	2.21%	07/01/2032	8,603,460
7,900,000	District of Columbia#	6.55%	08/01/2037	7,900,000
5,000,000	District of Columbia#	6.71%	08/01/2038	5,000,000
5,175,000	District of Columbia#	6.55%	08/01/2038	5,175,000
1,700,000	Educational Enhancement Funding Corp.	5.00%	06/01/2023	1,850,450
12,095,000	Florida’s Turnpike Enterprise	4.00%	07/01/2039	12,530,420
10,000,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2031	10,999,900
2,500,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2032	2,739,575
6,500,000	Grand Forks County North Dakota^	5.00%	09/15/2028	6,228,430
1,000,000	Hamilton County Ohio Convention Facilities Authority	5.00%	12/01/2033	1,096,420
8,500,000	Harris County Texas Cultural Education Facilities Finance Corp.	5.50%	10/01/2039	8,681,475
10,000,000	Harris County Texas (3 Month LIBOR USD + 0.67%)	2.42%	08/15/2035	9,139,900
4,925,000	Hawaii Department of Budget & Finance	6.50%	07/01/2039	5,024,633
1,400,000	Henrico County Virginia Economic Development Authority#	4.17%	08/23/2027	1,400,000
6,645,000	Houston Texas Combined Utility System Revenue	5.00%	11/15/2035	7,594,903
14,925,000	Houston, City of Texas#	3.35%	09/01/2033	14,925,000
5,425,000	Houston, City of Texas#	3.35%	09/01/2033	5,425,000
6,070,000	Imperial California Irrigation District Electric System Revenue	4.00%	11/01/2037	6,345,517

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.2% (Continued)

Revenue Bonds — 89.1% (Continued)
1,000,000	Indiana Finance Authority	5.00%	09/15/2025	1,100,170
1,750,000	Indiana Finance Authority	5.00%	09/15/2028	1,907,150
10,000,000	Kentucky Asset Liability Commission (3 Month LIBOR USD + 0.55%)	2.25%	11/01/2025	9,742,200
1,250,000	Kentucky Economic Development Finance Authority	5.00%	05/01/2024	1,260,900
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,116,160
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,590,513
5,235,000	Lees Summit Missouri Industrial Development Authority	5.25%	08/15/2039	5,323,733
2,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	1,977,680
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,115,210
985,000	Lower Colorado River Texas Authority	5.50%	05/15/2036	996,475
10,000,000	Lower Colorado River Texas Authority	5.50%	05/15/2036	10,116,500
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	5,730,025
2,015,000	Massachusetts Health & Educational Facilities Authority#	6.83%	07/01/2023	2,005,207
6,100,000	Massachusetts Health & Educational Facilities Authority#	4.99%	07/01/2023	6,100,000
1,300,000	Massachusetts Health & Educational Facilities Authority#	5.75%	07/01/2023	1,300,000
150,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	150,399
1,150,000	Massachusetts Health & Educational Facilities Authority	6.25%	11/15/2032	1,168,791
975,000	Massachusetts Municipal Wholesale Electric Co.#	4.13%	07/01/2019	975,000
9,525,000	Massachusetts Port Authority#	4.99%	01/01/2031	9,525,000
1,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	2,053,233
6,135,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2035	6,397,026
4,700,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	3.59%	08/01/2027	4,700,000
1,450,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	3.54%	08/01/2028	1,450,000
5,000,000	Mission Texas Economic Development Corp.^	4.63%	10/01/2031	5,095,850
10,000,000	Missouri State Environmental Improvement & Energy Resources Authority#	2.98%	09/01/2033	10,000,000
20,000,000	Missouri State Environmental Improvement & Energy Resources Authority#	3.05%	09/01/2033	20,000,000
10,000,000	Missouri State Environmental Improvement & Energy Resources Authority#	3.20%	09/01/2033	10,000,000
3,565,000	Montgomery County Ohio	5.00%	05/01/2039	3,587,388
1,600,000	Mountain House California Public Financing Authority	5.00%	12/01/2027	1,604,064
2,565,000	Mountain House California Public Financing Authority	5.00%	12/01/2032	2,570,643
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	04/01/2029	1,059,930
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	1,137,186
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	1,839,530
1,250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,324,700
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,068,940
10,390,000	New York City Industrial Development Agency#	3.64%	10/01/2029	10,390,000
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,406,041
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,042,030
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,547,800
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,927,746
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,104,720
3,765,000	North Carolina Turnpike Authority+	3.81%	01/01/2034	2,160,056
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,643,100
5,000,000	North Texas Tollway Authority	5.25%	01/01/2044	5,011,550
5,950,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	5,931,853
3,790,000	Oregon State Facilities Authority	5.00%	10/01/2031	4,254,502
10,000,000	Oregon State Housing & Community Services Department#	1.35%	07/01/2043	10,000,000
1,250,000	Palm Beach County Florida Health Facilities Authority	5.00%	12/01/2031	1,361,838
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,100,370
1,535,000	Pennsylvania Economic Development Financing Authority	5.00%	11/01/2027	1,650,355
10,000,000	Pennsylvania Turnpike Commission	5.00%	06/01/2029	11,214,000
1,000,000	Pennsylvania Turnpike Commission	5.00%	12/01/2034	1,126,180
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	6,513,276
8,350,000	Pinellas County Florida Health Facilities Authority#	3.63%	11/15/2023	8,350,000
1,110,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2025	1,197,457

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.2% (Continued)

Revenue Bonds — 89.1% (Continued)
3,120,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2031	3,309,758
1,500,000	Public Finance Authority	2.63%	11/01/2025	1,453,725
1,500,000	Public Finance Authority^	5.00%	09/01/2030	1,552,185
6,960,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	6,981,298
5,680,000	Seattle Washington Municipal Light & Power Revenue	4.00%	01/01/2030	6,228,120
4,365,000	Seattle Washington Municipal Light & Power Revenue	4.00%	01/01/2031	4,742,747
5,000,000	Seattle Washington Municipal Light & Power Revenue	4.00%	01/01/2035	5,318,550
6,840,000	Selma Alabama Industrial Development Board	6.25%	11/01/2033	7,055,392
2,250,000	St. Louis County Missouri Industrial Development Authority	5.00%	11/15/2041	2,295,720
6,800,000	Syracuse New York Industrial Development Agency#	3.54%	12/01/2029	6,800,000
2,055,000	Tobacco Settlement Authority	5.25%	06/01/2032	2,162,209
10,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	11,202,100
2,405,000	University of Connecticut	5.00%	03/15/2029	2,701,031
4,077,057	Vermont Student Assistance Corp. (3 Month LIBOR USD + 3.00%)	5.75%	12/03/2035	4,266,274
5,755,000	Virginia Public Building Authority	4.00%	08/01/2036	6,161,533
4,000,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	4,171,480
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,017,680
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,833,257
1,505,000	Washoe, County of Nevada	5.00%	02/01/2043	1,508,883
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,763,240
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,887,430
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	663,143
9,150,000	Wisconsin Housing & Economic Development Authority#	1.34%	09/01/2039	9,150,000
1,010,000	Yamhill County Oregon Hospital Authority	4.00%	11/15/2026	1,027,806
480,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2031	513,773
460,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2036	483,469
1,085,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2046	1,123,463
				557,089,273
Total Municipal Bonds (Cost $613,283,984)				614,195,003

Short-Term Investments — 0.3%

Money Market Funds — 0.3%
1,849,200	First American Government Obligations Fund — Class Z, 2.32%*			1,849,200
Total Short-Term Investments (Cost $1,849,200)				1,849,200
Total Investments — 98.5% (Cost $615,133,184)				616,044,203
Other Assets in Excess of Liabilities — 1.5%				9,622,494
NET ASSETS — 100.0%				$625,666,697

#	Variable rate security. Rate disclosed is as of December 31, 2018.
*	Annualized seven-day yield as of December 31, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of these securities amounted to $22,659,255 or 3.6% of net assets.

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	89.1%
General Obligation Bonds	9.1%
Money Market Funds	0.3%
Other Assets and Liabilities	1.5%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory Mortgage Securities Fund – Investor Shares (the “Fund”) increased 1.50%. During the same period, the Bloomberg Barclays Mortgage Backed Securities Index (the “Index”), the Fund’s benchmark, increased 1.96%.

The Fund aims to generate performance through strong current income generation from high-quality mortgage-related securities. The mortgage sector in particular is highly sensitive to interest rate volatility and assumptions around borrower refinancing behavior. Our disciplined process is supported by detailed individual security selection with a keen focus on capital preservation from these factors across all interest rate environments.

For the six-month period ended December 31, 2018, the Fund’s defensive positioning helped mute interest rate volatility. During the course of the period, the 10-year Treasury rose 37bps to 3.24% on November 8, before falling 56bps to end at 2.68%. In line with our expectations, the Fund outperformed during the selloff and underperformed during the rally. The sharp reversal in early November pushed lower-coupon mortgages, a sector to which we are purposefully underweight, to outperform. In this space, our team sees few opportunities to capitalize on individual security selection. Rather, we favor seasoned, higher-coupon pass-throughs and specific parts of the agency commercial mortgage market.

Outside of our agency holdings, we maintain an allocation to low-duration asset-backed securities and floating-rate securitized products. While we believe that these sectors help reduce our sensitivity to interest rates and offer compelling risk-adjusted return, we slightly reduced our exposure as we sold securities that had outperformed over the period.

Our objective for the Fund is to build a portfolio that we believe has the potential to be resilient to a wide variety of challenging markets. By seeking attractive income generation with stable prepayment profiles and fundamentally sound credits, we aim to deliver incremental return with the stability of a government-related mandate.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 89.4%
1,200,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	3.58%	03/16/2037	1,172,590
24,135	FHLMC PC, Pool# M3-0034	4.00%	12/01/2020	24,166
41,174	FHLMC PC, Pool# G8-0074	7.75%	12/17/2021	41,600
95,647	FHLMC PC, Pool# Z6-0016	5.50%	04/01/2023	101,058
2,923,309	FHLMC PC, Pool# G1-6375	6.00%	01/01/2024	3,032,919
23,189	FHLMC PC, Pool# G8-0294	6.20%	10/20/2027	24,274
55,923	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	55,584
435,405	FHLMC PC, Pool# C4-6100	6.00%	08/01/2029	475,507
121,320	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	130,046
47,639	FHLMC PC, Pool# N5-0056	6.50%	02/01/2031	49,835
316,539	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	330,951
15,945	FHLMC PC, Pool# G8-0285	9.00%	04/17/2031	17,416
66,473	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	72,168
36,569	FHLMC PC, Pool# P0-0023	6.50%	11/01/2032	39,051
238,644	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	249,301
134,048	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	3.95%	05/01/2033	140,377
737,961	FHLMC PC, Pool# C7-9930	5.50%	06/01/2033	797,011
813,472	FHLMC PC, Pool# A1-2929	5.00%	08/01/2033	869,591
183,813	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	198,958
371,673	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	388,571
896,973	FHLMC PC, Pool# A3-0648	5.50%	12/01/2034	965,441
69,724	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	4.17%	05/01/2035	73,121
185,967	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	196,101
100,609	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	106,877
1,345,046	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	1,362,492
1,018,692	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	1,051,110
158,980	FHLMC PC, Pool# A3-9555	5.50%	11/01/2035	172,101
43,570	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	4.10%	03/01/2036	46,153
634,933	FHLMC PC, Pool# G0-5935	6.00%	03/01/2036	694,051
45,336	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	4.40%	10/01/2036	47,670
375,194	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	410,417
109,746	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	115,639
262,203	FHLMC PC, Pool# A5-6261	5.50%	01/01/2037	283,664
171,766	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	4.54%	02/01/2037	179,209
209,788	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	221,139
123,629	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	130,236
31,769	FHLMC PC, Pool# A5-9109	7.50%	04/01/2037	35,654
241,807	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	253,730
83,602	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	87,744
182,939	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	192,779
95,256	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	4.61%	06/01/2037	100,461
177,515	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	186,187
100,373	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	105,308
57,749	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	61,006
237,987	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	249,563
78,833	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	82,706
54,194	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	4.65%	10/01/2037	56,724
277,216	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	292,148
88,321	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	92,639
151,267	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	159,448
367,301	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	391,406
295,124	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	327,674
252,931	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	280,498
118,709	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	124,533
170,608	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	180,737
995,332	FHLMC PC, Pool# A8-7915	5.00%	08/01/2039	1,065,714
3,534,308	FHLMC PC, Pool# G0-7058	6.00%	09/01/2039	3,914,711

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 89.4% (Continued)
185,897	FHLMC PC, Pool# G0-7053	5.00%	10/01/2039	199,006
836,165	FHLMC PC, Pool# G6-1330	6.00%	07/01/2040	911,585
644,005	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	661,958
574,205	FHLMC PC, Pool# Q2-6108	5.00%	05/01/2044	602,478
1,038,098	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	1,103,553
3,550,919	FHLMC REMIC, Series 4318~	2.50%	08/15/2022	119,156
13,908	FHLMC REMIC, Series 2516	5.50%	10/15/2022	14,215
3,229,251	FHLMC REMIC, Series 4329~	2.50%	01/15/2023	127,698
63,606	FHLMC REMIC, Series 3571	4.00%	09/15/2024	64,633
56,854	FHLMC REMIC, Series 1843	7.00%	04/15/2026	60,860
195,922	FHLMC REMIC, Series 2517	5.50%	10/15/2032	203,423
448,698	FHLMC REMIC, Series 2890	5.00%	11/15/2034	482,609
517,770	FHLMC REMIC, Series 2986	5.00%	06/15/2035	560,343
479,474	FHLMC REMIC, Series 3150	5.50%	05/15/2036	528,549
249,296	FHLMC REMIC, Series 3294	5.50%	03/15/2037	270,702
1,688,385	FHLMC REMIC, Series 4309~	3.00%	08/15/2039	191,110
188,074	FHLMC REMIC, Series 3878	3.00%	04/15/2041	189,198
1,450,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	1,405,113
984,564	FHLMC SCRTT, Series 2017-1 HAʭ	2.75%	01/25/2056	958,487
1,000,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	977,006
1,758,721	FHLMC SCRTT, Series 2017-2 HAʭ	2.50%	08/25/2056	1,729,133
518,500	FHLMC WLST, Series 2017-SC02 2A1	3.50%	05/25/2047	517,611
1,209,096	FHMS, Series K-J13 A1	2.06%	09/25/2021	1,199,713
31,603,094	FHMS, Series K-016 X1#~	1.49%	10/25/2021	1,108,460
13,954,820	FHMS, Series K-019 X1#~	1.63%	03/25/2022	613,687
1,561,305	FHMS, Series K-J18 A1	2.46%	03/25/2022	1,549,345
1,059,286	FHMS, Series K-J16 A1	1.97%	04/25/2022	1,040,861
321,907	FHMS, Series K-J09 A1	2.02%	04/25/2022	317,358
12,537,352	FHMS, Series K-021 X1#~	1.44%	06/25/2022	526,087
15,974,014	FHMS, Series K-721 X1#~	0.33%	08/25/2022	163,607
789,270	FHMS, Series K-J07 A1	1.53%	09/25/2022	771,009
25,847,454	FHMS, Series K-025 X1#~	0.85%	10/25/2022	709,825
21,947,338	FHMS, Series K-030 X1#~	0.20%	04/25/2023	165,452
305,013	FHMS, Series K-J12 A1	2.38%	04/25/2023	302,453
6,006,736	FHMS, Series K-035 X1#~	0.40%	08/25/2023	93,646
2,620,296	FHMS, Series K-J14 A1	2.20%	11/25/2023	2,572,809
6,110,000	FHMS, Series K-725 A2	3.00%	01/25/2024	6,122,007
30,937,143	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	570,837
4,915,000	FHMS, Series K-726 A2	2.91%	04/25/2024	4,899,891
1,955,000	FHMS, Series K-728 A2#	3.06%	08/25/2024	1,962,751
2,129,062	FHMS, Series K-J17 A1	2.40%	10/25/2024	2,105,695
3,000,000	FHMS, Series K-729 A2	3.14%	10/25/2024	3,023,045
172,096	FHMS, Series K-J20 A1	3.21%	10/25/2024	174,854
7,083,196	FHMS, Series K-055 X1#~	1.37%	03/25/2026	581,359
6,711,168	FHMS, Series K-057 X1#~	1.19%	07/25/2026	494,178
5,415,989	FHMS, Series K-058 X1#~	0.93%	08/25/2026	319,146
4,066,685	FHMS, Series K-064 X1#~	0.61%	03/25/2027	171,159
4,392,019	FHMS, Series K-W03 X1#~	0.85%	06/25/2027	236,271
4,310,696	FHMS, Series Q-006 APT1#	2.58%	04/25/2028	4,557,833
3,343,427	FHMS, Series Q-004 A2H#	2.87%	01/25/2046	3,343,688
2,097,578	FHMS, Series Q-007 APT1#	3.00%	10/25/2047	2,134,276
27,996	FNMA, Pool# 773482	4.50%	08/01/2019	27,990
51,849	FNMA, Pool# 922791	6.50%	12/01/2021	52,212
32,258	FNMA, Pool# 965546	5.50%	01/01/2023	32,858
14,529	FNMA, Pool# 934900	5.50%	07/01/2024	14,612
85,949	FNMA, Pool# AL1081	5.00%	07/01/2025	87,265
60,151	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	3.87%	10/01/2025	60,222

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 89.4% (Continued)
226,135	FNMA, Pool# 344903	5.50%	10/01/2025	241,390
120,300	FNMA, Pool# 356232	6.50%	01/01/2026	129,248
69,851	FNMA, Pool# 890591	4.50%	03/01/2026	72,134
47,406	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	4.65%	05/01/2026	47,780
4,217,419	FNMA, Pool# BM3352	2.55%	12/01/2026	4,072,204
70,243	FNMA, Pool# 356329 (1 Year CMT Rate + 2.64%)	5.26%	01/01/2027	71,609
1,023,411	FNMA, Pool# AN4848	3.45%	03/01/2027	1,040,743
828,475	FNMA, Pool# AN4845	3.45%	03/01/2027	845,836
47,438	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	3.98%	04/01/2027	48,233
2,870,000	FNMA, Pool# AN6558	2.91%	09/01/2027	2,777,958
49,770	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	4.29%	11/01/2027	50,241
2,000,000	FNMA, Pool# AN7384	2.88%	12/01/2027	1,927,244
1,921,000	FNMA, Pool# AN7963	3.10%	12/01/2027	1,873,764
1,049,392	FNMA, Pool# AN0504	3.36%	12/01/2027	1,045,059
1,120,000	FNMA, Pool# AN1710	2.87%	05/01/2028	1,089,048
1,242,613	FNMA, Pool# 257203	5.00%	05/01/2028	1,302,357
2,450,115	FNMA, Pool# AM3724	3.08%	06/01/2028	2,418,710
2,000,000	FNMA, Pool# AN2738	2.39%	09/01/2028	1,868,393
867,849	FNMA, Pool# 957502	3.98%	07/01/2029	893,522
51,071	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	4.60%	11/01/2029	51,813
1,386,078	FNMA, Pool# AM8082	2.92%	02/01/2030	1,341,883
43,722	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	4.52%	09/01/2030	44,533
57,713	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	4.71%	02/01/2031	58,438
213,332	FNMA, Pool# AL0898	5.00%	02/01/2031	223,684
43,334	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	4.36%	07/01/2031	43,684
65,037	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	4.09%	08/01/2031	67,172
42,127	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	4.79%	09/01/2031	42,405
25,345	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	4.15%	03/01/2032	25,816
34,086	FNMA, Pool# 628837	6.50%	03/01/2032	37,076
44,464	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	4.15%	04/01/2032	45,943
44,862	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	4.55%	09/01/2032	45,203
53,990	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	4.27%	11/01/2032	54,284
32,765	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	4.76%	03/01/2033	32,771
555,013	FNMA, Pool# 687887	5.50%	03/01/2033	600,411
215,802	FNMA, Pool# 688002	5.50%	03/01/2033	233,462
534,744	FNMA, Pool# 702427	5.50%	04/01/2033	573,058
120,967	FNMA, Pool# 711206	5.50%	05/01/2033	128,058
312,828	FNMA, Pool# 711501	5.50%	05/01/2033	332,115
867,727	FNMA, Pool# 555458	5.50%	05/01/2033	940,643
36,882	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.54%)	4.26%	07/01/2033	37,985
47,146	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	4.02%	11/01/2033	47,605
42,413	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	4.71%	11/01/2033	44,601
30,450	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.78%	12/01/2033	31,610
411,227	FNMA, Pool# 725017	5.50%	12/01/2033	445,793
31,185	FNMA, Pool# 754767	6.50%	12/01/2033	33,495
1,284,390	FNMA, Pool# 763673	5.50%	01/01/2034	1,389,229
394,585	FNMA, Pool# 725599	5.50%	01/01/2034	427,861
707,779	FNMA, Pool# 759331	5.50%	01/01/2034	766,688
33,914	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	4.02%	02/01/2034	34,878
115,420	FNMA, Pool# 774969 (1 Year CMT Rate + 2.23%)	4.11%	04/01/2034	119,096
129,878	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	4.46%	07/01/2034	132,412
31,921	FNMA, Pool# 789060 (12 Month LIBOR USD + 1.75%)	4.50%	07/01/2034	33,457
500,369	FNMA, Pool# 725690	6.00%	08/01/2034	546,033
415,962	FNMA, Pool# 801034	5.50%	11/01/2034	448,375
412,579	FNMA, Pool# AD0163	6.00%	11/01/2034	450,254
521,202	FNMA, Pool# AM7615	3.63%	12/01/2034	533,570

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 89.4% (Continued)
16,976	FNMA, Pool# 796283	5.50%	12/01/2034	18,228
118,226	FNMA, Pool# 735230	5.50%	02/01/2035	127,379
39,390	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	3.49%	03/01/2035	41,045
93,114	FNMA, Pool# 889829	5.00%	07/01/2035	99,058
47,175	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	4.56%	08/01/2035	49,524
133,014	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	4.29%	09/01/2035	139,973
146,371	FNMA, Pool# 842006	4.25%	10/01/2035	150,458
50,720	FNMA, Pool# 836335 (1 Year CMT Rate + 2.23%)	4.60%	10/01/2035	50,999
59,454	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	4.64%	10/01/2035	59,732
48,696	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	4.57%	11/01/2035	51,269
286,295	FNMA, Pool# 850232	4.25%	12/01/2035	294,405
8,289	FNMA, Pool# 848817	5.00%	01/01/2036	8,737
14,630	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	3.44%	03/01/2036	15,105
66,571	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	4.87%	03/01/2036	71,471
63,590	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.76%)	3.99%	04/01/2036	66,921
70,226	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	4.11%	05/01/2036	72,630
49,169	FNMA, Pool# 745626 (1 Year CMT Rate + 2.10%)	4.27%	05/01/2036	50,887
24,854	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.71%)	4.41%	06/01/2036	26,085
29,850	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.80%)	4.55%	07/01/2036	31,479
493,098	FNMA, Pool# 896838	5.45%	07/01/2036	521,025
573,276	FNMA, Pool# 995026	6.00%	09/01/2036	625,527
178,433	FNMA, Pool# 745818	6.50%	09/01/2036	199,022
172,208	FNMA, Pool# 894270 (1 Year CMT Rate + 2.50%)	5.00%	10/01/2036	173,903
706,899	FNMA, Pool# 960606	5.50%	10/01/2036	757,316
545,946	FNMA, Pool# 903242	6.00%	10/01/2036	596,177
28,902	FNMA, Pool# 905193 (12 Month LIBOR USD + 1.99%)	4.86%	11/01/2036	29,749
85,769	FNMA, Pool# 902770	5.38%	11/01/2036	90,562
105,271	FNMA, Pool# 745959	5.50%	11/01/2036	113,432
125,463	FNMA, Pool# 940309 (12 Month LIBOR USD + 1.50%)	4.37%	01/01/2037	127,980
272,994	FNMA, Pool# 900852	6.00%	01/01/2037	297,258
35,703	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.71%)	3.78%	03/01/2037	37,397
47,162	FNMA, Pool# 888445 (12 Month LIBOR USD + 1.56%)	4.01%	04/01/2037	50,080
290,034	FNMA, Pool# 995148	5.50%	04/01/2037	312,512
70,652	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	4.26%	05/01/2037	73,836
135,460	FNMA, Pool# 888418	5.50%	05/01/2037	146,763
95,159	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.09%)	3.62%	08/01/2037	96,990
163,789	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	4.45%	08/01/2037	163,155
64,178	FNMA, Pool# 953988	5.38%	08/01/2037	65,346
141,188	FNMA, Pool# 995024	5.50%	08/01/2037	152,106
64,056	FNMA, Pool# 946403 (1 Year CMT Rate + 2.32%)	4.44%	09/01/2037	64,143
61,352	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	4.48%	09/01/2037	64,957
165,268	FNMA, Pool# 955233	6.50%	12/01/2037	185,950
833,652	FNMA, Pool# AD0555	5.50%	02/01/2038	898,333
81,156	FNMA, Pool# 962656 (12 Month LIBOR USD + 1.25%)	3.42%	04/01/2038	83,354
16,568	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	4.47%	05/01/2038	17,443
184,575	FNMA, Pool# AL1543	5.50%	12/01/2038	198,868
115,528	FNMA, Pool# 930507	6.50%	02/01/2039	127,658
3,465,900	FNMA, Pool# AS2249	4.00%	04/01/2039	3,565,357
421,096	FNMA, Pool# AD0427	5.50%	10/01/2039	455,313
2,479,810	FNMA, Pool# AD3507	5.00%	04/01/2040	2,639,730
548,282	FNMA, Pool# AD0941	5.50%	04/01/2040	589,414
633,690	FNMA, Pool# 467095	5.90%	01/01/2041	725,560
11,607	FNMA, Pool# AI1170	5.00%	04/01/2041	12,328
658,545	FNMA, Pool# AH8447	5.50%	04/01/2041	700,768
3,158,206	FNMA, Pool# BM4143	6.00%	07/01/2041	3,448,013
4,988,251	FNMA, Pool# BM3797	6.00%	07/01/2041	5,444,512

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 89.4% (Continued)
290,378	FNMA, Pool# AL2903	5.50%	09/01/2041	314,748
720,610	FNMA, Pool# 469130	4.87%	10/01/2041	772,239
10,948	FNMA, Pool# AR1150	3.00%	01/01/2043	10,770
851,011	FNMA, Pool# BC1738	4.50%	09/01/2043	886,315
1,538,491	FNMA, Pool# AU6230	5.00%	09/01/2043	1,629,325
770,555	FNMA, Pool# AS1429	4.00%	12/01/2043	788,552
608,343	FNMA, Pool# AV7739	4.00%	01/01/2044	626,648
1,769,330	FNMA, Pool# BC1737	4.00%	01/01/2044	1,820,094
817,719	FNMA, Pool# AW6485	4.00%	06/01/2044	840,989
956,857	FNMA, Pool# AY0382	4.00%	11/01/2044	971,911
734,177	FNMA, Pool# AW9534	4.00%	03/01/2045	755,562
907,883	FNMA, Pool# AZ4154	4.00%	06/01/2045	932,118
3,205,800	FNMA, Pool# AZ7828	4.00%	08/01/2045	3,273,738
1,380,587	FNMA, Pool# BA3674	4.50%	10/01/2045	1,443,873
1,372,084	FNMA, Pool# BA5587	4.00%	01/01/2046	1,408,064
1,051,803	FNMA, Pool# BC1231	4.00%	02/01/2046	1,079,083
792,663	FNMA, Pool# BC6366	4.50%	02/01/2046	830,416
753,577	FNMA, Pool# BD1241	4.50%	05/01/2046	784,651
1,183,794	FNMA, Pool# BD1026	4.00%	06/01/2046	1,208,030
1,634,054	FNMA, Pool# BD5189	4.50%	07/01/2046	1,704,007
999,220	FNMA, Pool# BD8599	4.50%	11/01/2046	1,049,719
1,057,511	FNMA, Pool# BD3999	4.50%	05/01/2047	1,096,407
1,108,122	FNMA, Pool# BD4009	4.00%	07/01/2047	1,148,175
1,063,791	FNMA, Pool# BD4010	4.00%	07/01/2047	1,100,833
800,855	FNMA, Pool# BD4041	4.00%	11/01/2047	822,600
1,176,556	FNMA, Pool# BH7686	4.50%	12/01/2047	1,219,786
1,482,789	FNMA, Pool# BJ8287	4.50%	01/01/2048	1,550,644
920,555	FNMA, Pool# BJ4035	4.50%	02/01/2048	960,028
990,845	FNMA, Pool# AN8989	4.07%	04/01/2048	996,127
1,052,885	FNMA, Pool# BJ4051	4.50%	05/01/2048	1,104,023
684,736	FNMA, Pool# BJ4050	4.50%	05/01/2048	717,591
685,435	FNMA, Pool# BJ4052	4.50%	05/01/2048	716,809
973,888	FNMA, Pool# BK5105	5.50%	05/01/2048	1,042,130
1,271,149	FNMA, Pool# BJ4057	4.50%	06/01/2048	1,323,098
704,469	FNMA, Pool# BK8032	5.50%	06/01/2048	753,834
964,157	FNMA, Pool# BJ4061	4.50%	07/01/2048	1,011,295
833,083	FNMA, Pool# BJ4062	4.50%	07/01/2048	868,031
746,467	FNMA, Pool# BJ4060	4.50%	07/01/2048	782,790
1,598,371	FNMA, Pool# BJ4067	4.50%	08/01/2048	1,668,136
634,922	FNMA, Pool# BN0202	5.50%	09/01/2048	679,415
18	FNMA REMIC Trust, Series 1990-105	6.50%	09/25/2020	18
34,884	FNMA REMIC Trust, Series 1990-116	9.00%	10/25/2020	36,151
51,054	FNMA REMIC Trust, Series 1991-136	7.50%	10/25/2021	52,996
2,259	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	2,239
114,627	FNMA REMIC Trust, Series 2002-16	6.00%	04/25/2022	117,584
719,627	FNMA REMIC Trust, Series 2015-M3	2.30%	10/25/2024	709,196
475,103	FNMA REMIC Trust, Series 2015-M17	2.52%	11/25/2025	471,889
484,375	FNMA REMIC Trust, Series 2015-M6#	2.95%	01/25/2026	488,811
130,204	FNMA REMIC Trust, Series 1996-23	6.50%	07/25/2026	139,372
1,498,124	FNMA REMIC Trust, Series 2017-T1	2.90%	06/25/2027	1,433,553
1,705,000	FNMA REMIC Trust, Series 2017-M13#	2.94%	09/25/2027	1,659,803
2,462,039	FNMA REMIC Trust, Series 2012-139~	2.50%	12/25/2027	175,693
1,832,525	FNMA REMIC Trust, Series 2018-M2#	2.80%	01/25/2028	1,834,144
179,626	FNMA REMIC Trust, Series 2013-15~	3.00%	03/25/2028	15,989
1,625,000	FNMA REMIC Trust, Series 2018-M8#	3.33%	06/25/2028	1,620,649
949,074	FNMA REMIC Trust, Series 2016-M10	2.10%	07/25/2028	907,557

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 89.4% (Continued)
118,640	FNMA REMIC Trust, Series 2009-60	5.00%	08/25/2029	125,051
2,729,749	FNMA REMIC Trust, Series 2018-M3#	2.99%	02/25/2030	2,720,270
1,984,453	FNMA REMIC Trust, Series 2018-M12	3.55%	08/25/2030	2,048,829
1,748,121	FNMA REMIC Trust, Series 2018-M13#	3.82%	09/25/2030	1,844,172
2,310,687	FNMA REMIC Trust, Series 2013-115~	3.00%	04/25/2031	255,796
6,837,069	FNMA REMIC Trust, Series 2014-14~	3.00%	04/25/2031	465,802
314,129	FNMA REMIC Trust, Series 2001-80	6.00%	01/25/2032	333,013
326,894	FNMA REMIC Trust, Series 2006-M2#	5.27%	10/25/2032	355,121
689,784	FNMA REMIC Trust, Series 2003-71	5.50%	08/25/2033	759,203
2,966,529	FNMA REMIC Trust, Series 2005-73	5.50%	08/25/2035	3,281,324
82,863	FNMA REMIC Trust, Series 2012-30	3.00%	08/25/2036	82,409
926,177	FNMA REMIC Trust, Series 2006-112	5.50%	11/25/2036	1,016,605
46,337	FNMA REMIC Trust, Series 2009-103#	4.29%	12/25/2039	49,496
627,622	FNMA REMIC Trust, Series 2010-43	5.50%	05/25/2040	690,119
2,593,797	FNMA REMIC Trust, Series 2012-65	5.00%	07/25/2040	2,811,127
341,315	FNMA REMIC Trust, Series 2011-52	5.00%	06/25/2041	368,189
241,854	FNMA REMIC Trust, Series 2012-10 (1 Month LIBOR USD + 0.55%)	3.06%	02/25/2042	244,393
1,358,500	FNMA REMIC Trust, Series 2013-34~	3.00%	05/25/2042	188,490
11,710	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	12,005
4,100	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	4,303
24,599	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	25,675
13,768	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	14,251
16,063	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	16,900
1,054,274	FNMA REMIC Trust, Series 2015-40~	4.50%	03/25/2045	250,345
11,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2033	10,973,574
7,000,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2033	7,084,629
6,000,000	FNMA, 4.5%, Due TBA January	4.50%	01/15/2048	6,213,867
6,000,000	FNMA, 5.0%, Due TBA January	5.00%	01/15/2048	6,285,469
70,600	GNMA, Pool# 782602X	5.00%	09/15/2022	72,980
49,372	GNMA, Pool# 672701X	4.00%	05/15/2023	50,585
45,768	GNMA, Pool# 782396X	6.00%	09/15/2023	47,876
39,783	GNMA, Pool# 004295M	6.00%	10/20/2023	40,284
325,780	GNMA, Pool# 783374X	5.50%	04/15/2024	338,542
19,933	GNMA, Pool# 710732X	4.50%	08/15/2024	20,864
384,777	GNMA, Pool# 728160X	5.25%	11/15/2024	407,919
19,529	GNMA, Pool# 723460X	4.00%	12/15/2024	20,042
333,541	GNMA, Pool# 005247M	3.50%	11/20/2026	334,283
460,450	GNMA, Pool# 623145X	5.50%	10/15/2028	493,817
8,378	GNMA, Pool# 487110X	6.50%	04/15/2029	9,303
468,354	GNMA, Pool# 589694X	4.50%	08/15/2029	489,165
135,909	GNMA, Pool# 728157X	3.75%	11/15/2029	138,783
4,571	GNMA, Pool# 571166X	7.00%	08/15/2031	4,644
460,440	GNMA, Pool# 770225C	4.25%	08/20/2031	479,958
621,130	GNMA, Pool# 003160M	6.00%	11/20/2031	672,593
1,682,557	GNMA, Pool# 752099X	3.50%	12/15/2032	1,715,487
333,031	GNMA, Pool# 758872X	3.00%	03/15/2033	329,640
1,223,099	GNMA, Pool# 604389X	5.00%	06/15/2033	1,303,392
1,996,024	GNMA, Pool# 711773C	3.50%	06/20/2033	2,008,823
1,024,341	GNMA, Pool# 711788C	3.50%	07/20/2033	1,030,909
1,071,829	GNMA, Pool# 615958X	5.00%	09/15/2033	1,136,175
871,282	GNMA, Pool# 003489M	6.00%	12/20/2033	953,207
550,929	GNMA, Pool# 781746X	5.00%	05/15/2034	584,044
652,204	GNMA, Pool# 781815X	5.00%	10/15/2034	691,368
479,488	GNMA, Pool# 782173M	5.50%	05/20/2035	512,440
273,307	GNMA, Pool# 784315X	6.00%	06/15/2036	293,408
402,392	GNMA, Pool# 770226C	4.75%	09/20/2036	421,578

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 89.4% (Continued)
8,753	GNMA, Pool# 646058X	6.00%	11/15/2037	9,396
437,739	GNMA, Pool# 767055X	3.00%	05/15/2038	434,819
531,195	GNMA, Pool# 763853X	3.00%	07/15/2038	527,026
99,413	GNMA, Pool# 706295C	5.10%	12/20/2038	103,727
6,305	GNMA REMIC Trust, Series 2012-03	3.00%	01/16/2027	6,331
838,358	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	63,394
96	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	96
122,456	GNMA REMIC Trust, Series 2003-94	4.00%	04/16/2033	123,708
1,878,715	GNMA REMIC Trust, Series 2006-47	5.00%	08/16/2036	2,005,206
165,514	GNMA REMIC Trust, Series 2006-40	6.00%	08/20/2036	179,617
875,143	GNMA REMIC Trust, Series 2012-52#	6.15%	04/20/2038	981,988
1,248,092	GNMA REMIC Trust, Series 2011-2#	5.46%	03/20/2039	1,361,627
682,000	GNMA REMIC Trust, Series 2011-156	2.00%	04/20/2040	557,882
568,039	GNMA REMIC Trust, Series 2016-112#	7.13%	12/20/2040	649,259
831,612	GNMA REMIC Trust, Series 2012-97	2.00%	08/16/2042	697,630
485,742	GNMA REMIC Trust, Series 2011-121 (1 Month LIBOR USD + 0.40%)	2.86%	03/16/2043	484,950
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	716,136
4,532,739	GNMA REMIC Trust, Series 2014-135 I0#~	0.82%	01/16/2056	236,379
4,482,555	GNMA REMIC Trust, Series 2015-172 I0#~	0.90%	03/16/2057	277,017
6,234,102	GNMA REMIC Trust, Series 2016-40 I0#~	0.77%	07/16/2057	347,862
5,086,129	GNMA REMIC Trust, Series 2016-56 I0#~	0.97%	11/16/2057	355,387
6,032,898	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	444,544
2,500,000	GSMS, Series 2018-FBLU D (1 Month LIBOR USD + 2.00%)^	4.46%	11/15/2035	2,473,455
550,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.86%	11/15/2034	542,822
1,122,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	1,098,036
Total Mortgage Backed Securities (Cost $264,944,987)				264,189,819

Asset Backed Securities — 12.1%
404,719	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	399,808
1,500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 2.00%)^	4.47%	04/20/2027	1,477,732
2,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-2A CR (3 Month LIBOR USD + 2.25%)^	4.76%	04/27/2027	1,877,398
478,868	Continental Airlines Trust, Series 1999-1 A	6.55%	08/02/2020	480,093
900,000	CPS Auto Receivables Trust, Series 2016-C E^	8.39%	09/15/2023	950,159
3,000,000	Drive Auto Receivables Trust, Series 2018-1 D	3.81%	05/15/2024	3,006,542
945,000	Drive Auto Receivables Trust, Series 2018-2 D	4.14%	08/15/2024	953,244
1,600,000	Drive Auto Receivables Trust, Series 2018-3 D	4.30%	09/16/2024	1,623,592
2,200,000	DT Auto Owner Trust, Series 2017-4A D^	3.47%	07/17/2023	2,194,260
1,500,000	DT Auto Owner Trust, Series 2017-3A E^	5.60%	08/15/2024	1,536,005
600,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.88%	12/19/2036	598,426
600,000	Invitation Homes Trust, Series 2018-SFR2 C (1 Month LIBOR USD + 1.28%)^	3.74%	06/18/2037	595,919
1,000,000	Madison Park Funding XXI, Ltd., Series 2016-21A B (3 Month LIBOR USD + 2.75%)^	5.24%	07/25/2029	1,002,301
750,000	Magnetite IX, Ltd., Series 2014-9A CR (3 Month LIBOR USD + 3.10%)^	5.59%	07/25/2026	754,914
214,063	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	209,858
700,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	700,869
500,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	503,792
650,000	Oportun Funding VII LLC, Series 2017-B B^	4.26%	10/10/2023	650,967
500,000	Oportun Funding VII LLC, Series 2017-B C^	5.29%	10/10/2023	500,755
950,000	Oportun Funding X LLC, Series 2018-C B^	4.59%	10/08/2024	962,098
446,888	Orange Lake Timeshare Trust, Series 2018-A B^	3.35%	11/08/2030	446,913
126,951	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	3.19%	05/11/2020	127,012
292,548	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	3.04%	11/10/2020	292,866
1,030,000	Progress Residential Trust, Series 2016-SFR2 C (1 Month LIBOR USD + 2.20%)^	4.66%	01/20/2034	1,031,050
600,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	591,626
3,110,000	Santander Drive Auto Receivables Trust, Series 2017-1 E^	5.05%	07/15/2024	3,188,329
354,141	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	351,002
291,456	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	283,570
500,000	Symphony CLO XIV, Ltd., Series 2014-14A D2 (3 Month LIBOR USD + 3.60%)^	6.04%	07/14/2026	502,582
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 12.1% (Continued)
44,998	U.S. Airways Pass Through Trust, Series 1999-1 A<	8.36%	07/20/2020	44,998
76,156	Welk Resorts LLC, Series 2015-AA A^	2.79%	06/15/2031	75,163
760,801	Westgate Resorts LLC, Series 2018-1A B^	3.58%	12/20/2031	757,988
1,014,401	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	1,016,316
2,980,000	Westlake Automobile Receivables Trust, Series 2018-1A D^	3.41%	05/15/2023	2,960,050
1,000,000	Westlake Automobile Receivables Trust, Series 2018-2A D^	4.00%	01/16/2024	1,009,571
2,000,000	Westlake Automobile Receivables Trust, Series 2017-2A E^	4.63%	07/15/2024	2,002,358
Total Asset Backed Securities (Cost $35,746,820)				35,660,126

Municipal Bonds — 3.4%
1,200,000	District of Columbia#	6.55%	08/01/2038	1,200,000
2,700,000	District of Columbia#	6.71%	08/01/2038	2,700,000
450,000	Landis Sewage Authority#	5.43%	09/19/2019	450,000
1,590,000	Maryland Community Development Administration	3.24%	09/01/2048	1,569,203
1,000,000	Massachusetts Port Authority#	4.99%	01/01/2031	1,000,000
3,000,000	Mosaic District Community Development Authority	7.25%	03/01/2036	3,161,490
Total Municipal Bonds (Cost $9,755,270)				10,080,693

Corporate Bonds & Notes — 0.8%
500,000	Capital One Financial Corp. (Fixed until 06/01/2020, then 3 Month LIBOR USD + 3.80%)	5.55%	12/29/2049	482,805
1,500,000	Outfront Media Capital LLC	5.88%	03/15/2025	1,477,500
500,000	Southern California Edison Co. (Fixed until 02/01/2022, then 3 Month LIBOR USD + 4.20%)	6.25%	08/01/2049	477,500
Total Corporate Bonds & Notes (Cost $2,488,245)				2,437,805

U.S. Treasury Notes — 1.7%
5,000,000	United States Treasury Note	1.88%	12/15/2020	4,941,504
Total U.S. Treasury Notes (Cost $4,938,865)				4,941,504

Preferred Stocks — 0.5%
28,655	AGNC Investment Corp., Series B, 7.75%			726,691
2,768	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			69,975
25,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 3/31/2023, then 3 Month LIBOR USD + 4.17%)			580,750
Total Preferred Stocks (Cost $1,404,686)				1,377,416

Short-Term Investments — 2.1%

Money Market Funds — 2.0%
5,873,485	First American Government Obligations Fund — Class Z, 2.32%*			5,873,485

U.S. Treasury Bills — 0.1%
460,000	United States Treasury Bill†			459,127
Total Short-Term Investments (Cost $6,332,612)				6,332,612
Total Investments — 110.0% (Cost $325,611,485)				325,019,975
Liabilities in Excess of Other Assets — (10.0)%				(29,475,654)
NET ASSETS — 100.0%				$295,544,321

#	Variable rate security. Rate disclosed is as of December 31, 2018.
ʭ	Step bond; the interest rate shown is the rate in effect as of December 31, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of these securities amounted to $37,220,679 or 12.6% of net assets.

<	This security is being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
~	Interest Only Security
†	A portion of this security is pledged as collateral in connection with open futures contracts.
*	Annualized seven-day yield as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	89.4%
Asset Backed Securities	12.1%
Municipal Bonds	3.4%
Money Market Funds	2.0%
U.S. Treasury Notes	1.7%
Corporate Bonds & Notes	0.8%
Preferred Stocks	0.5%
U.S. Treasury Bills	0.1%
Other Assets and Liabilities	(10.0)%
100.0%

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	150	03/20/2019	$20,914,004	$21,900,000	$985,996
U.S. Treasury 10-Year Ultra Futures	115	03/20/2019	14,573,440	14,958,984	385,544
U.S. Treasury Ultra Bond Futures	35	03/20/2019	5,340,132	5,622,969	282,837
			$40,827,576	$42,481,953	$1,654,377

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(190)	03/29/2019	$(21,440,910)	$(21,790,625)	$(349,715)
U.S. Treasury 2-Year Note Futures	(230)	03/29/2019	(48,518,156)	(48,831,875)	(313,719)
U.S. Treasury 10-Year Note Futures	(100)	03/20/2019	(11,917,492)	(12,201,563)	(284,071)
			$(81,876,558)	$(82,824,063)	$(947,505)

There is no variation margin due to or from the Fund as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory – WMC Strategic European Equity Fund – Institutional Shares (the “Fund”) fell 13.18%, while the MSCI Europe Index (the “Index”), the Fund’s benchmark, fell 12.02% over the same period.

We take a bottom-up approach to building the portfolio and aim to identify companies that we believe benefit from a structural growth advantage, are competitively well-positioned, and are attractively valued.

Stock selection was negative during the period. Selection within the information technology, financials, and industrials sectors detracted most from relative performance. Strong selection within consumer discretionary and health care was not enough to offset this negative performance. Sector allocation–a result of our bottom-up stock selection process–was neutral. The Fund’s underweight to materials contributed to benchmark relative performance but was offset by an overweight to industrials, which detracted.

Top detractors from relative returns included our positions in Julius Baer (financials), Electrocomponents (information technology), and Elis (industrials). Not holding benchmark constituents Novartis (health care) and Nestle (consumer staples) also weighed on relative results.

Julius Baer is a Swiss private banking and wealth management company. The stock underperformed after a strong 2017 as earnings revisions turned negative. This was primarily due to adverse market sentiment in Europe and European financials, poor performance in Asia where transaction volumes were lower than expected, and a minor money laundering scandal in Panama. We continue to have conviction in the company, its private banking franchise, and the wealth management industry, more broadly. We continue to hold the position as of the end of the period.

Electrocomponents is a UK-based high-service distributor serving small-order requirements in the industrial and electronics market. After a strong year, the stock underperformed at the end of 2018 after reporting lower underlying growth for the first part of the fourth quarter, cautionary comments from the company regarding their end-markets, and a sizable inventory investment to potentially protect against Brexit. Over the longer term, we continue to see potential for profit, highly rate the CEO, and believe that valuation looks attractive.

Elis is a French laundry services and textiles group, which acquired its UK-rival Berendsen last year. After a strong 2017, Elis faced a challenging 2018 primarily due to concerns over the Berendsen integration and revenue decline in the UK due to a number of lost clients. Over the longer term, we still believe that there are potential synergy opportunities from the merger and believe there is further room for growth. We continue to hold the name as of the end of the period.

The top contributors to relative returns during the period were Jardine Lloyd Thompson (financials), Merck (health care), and Smith & Nephew (health care).

Shares of British multinational insurance, reinsurance and employee benefits service provider Jardine Lloyd Thompson rose sharply during the period after U.S. insurance broker Marsh & McLennan confirmed that they would take over the company at a meaningful premium on the recent share price. We eliminated our position following the announcement.

Merck is a global pharmaceutical, life sciences and chemicals conglomerate based in Germany. Despite a setback in a drug trial for ovarian cancer earlier in the period and profits falling due to negative currency impacts, the company reported revenues ahead of consensus and raised its full-year organic sales growth expectations based on the performance of its healthcare and life sciences businesses. We continue to believe that the company is well positioned to perform well over the longer term, particularly in life sciences, but reduced our position on strength.

Smith & Nephew is a UK-based multinational medical equipment manufacturing company specializing in wound management and orthopedic products. The stock outperformed after the new CEO announced positive earnings results, planned changes to the commercial structure, and a cost-cutting exercise. We continue to believe that the business has a strong competitive position, a good balance sheet, and is exposed to growing end markets with further potential for margin expansion. Toward the end of the period, we began to reduce our position on strength and remain watchful on valuation.

Despite the normalization of some macroeconomic indicators and signs of a global economic slowdown, we believe that the long-term growth story in Europe is still supported by positive longer-term data and modestly increasing inflation. But political unease is expected to linger, and with the rising threat of protectionism, Brexit, as well as the uncertain implications of the Italian election result and European Parliamentary elections in 2019, the shorter-term outlook remains unclear and a degree of volatility

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2018

is likely to persist. Against this backdrop, we continue to think that the environment is one of rising, albeit low, interest rates and steady longer-term growth. We believe that central banks will likely remain relatively accommodative, although with the European Central Bank scheduled to start tapering its asset purchases and the UK and the U.S. gradually raising rates, the direction of interest rates is likely up. Some of 2017’s euro strength has now reversed, though this does not fundamentally change our view on any existing holdings or any new positions. We think a relatively strong and likely more stable euro should not impact share prices over the longer term.

Looking forward, we continue to seek to identify companies that are exposed to structural growth drivers and have built strong competitive advantages. These intrinsic qualities have the potential to drive margins and returns, as well as high free cash flow generation, which we believe can create long-term value.  In line with our philosophy, we continue to seek to remain disciplined around valuations across our holdings, trimming positions where higher valuations and expectations outpace fundamentals.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 98.5%

Austria — 0.4%
124,661	Porr AG	2,484,373

Belgium — 2.5%
185,672	UCB S.A.	15,165,074

Denmark — 3.4%
32,424	ALK-Abello A/S*	4,794,545
212,449	DSV A/S	14,030,649
281,084	Spar Nord Bank A/S	2,256,621
		21,081,815
Finland — 2.0%
262,228	Kone OYJ	12,519,140

France — 13.8%
138,842	Capgemini SE	13,809,939
759,045	Elior Group S.A.	11,357,721
933,934	Elis S.A.	15,570,315
330,739	Legrand S.A.	18,697,511
28,694	L’Oreal S.A.	6,565,893
97,628	Pernod Ricard S.A.	16,022,779
20,850	Virbac S.A.*	2,712,912
		84,737,070
Germany — 12.7%
42,893	Adidas AG	8,964,177
111,227	Beiersdorf AG	11,601,259
226,826	Brenntag AG	9,900,779
53,404	Knorr-Bremse AG*	4,810,576
168,047	Merck KGaA	17,297,528
206,507	Siemens Healthineers AG*	8,629,248
304,207	United Internet AG	13,314,718
51,861	WashTec AG	3,589,049
		78,107,334
Italy — 0.4%
30,871	DiaSorin S.p.A.	2,506,163

Netherlands — 9.4%
216,380	Heineken NV	19,125,158
1,244,352	ING Groep NV	13,385,008
236,700	QIAGEN NV*	8,088,225
320,203	Unilever NV	17,346,141
		57,944,532
Portugal — 1.3%
662,270	Jeronimo Martins SGPS S.A.	7,848,243

Spain — 1.7%
244,381	Almirall S.A.	3,741,301
149,288	Laboratorios Farmaceuticos Rovi S.A.	2,984,768
64,180	Viscofan S.A.	3,538,698
		10,264,767
Sweden — 12.2%
744,804	Alfa Laval AB	16,011,256
945,707	Assa Abloy AB	16,934,586
481,858	Atlas Copco AB	11,496,186
916,057	Cloetta AB	2,502,729
2,056,116	Epiroc AB*	19,542,591
556,038	Trelleborg AB	8,760,730
		75,248,078
Switzerland — 13.5%
512	BELIMO Holding AG	2,053,668
208,866	Cie Financiere Richemont S.A.	13,469,273
35,491	Geberit AG	13,820,928
6,288	INFICON Holding AG*	3,188,029
467,630	Julius Baer Group, Ltd.*	16,664,707
80,230	Kuehne & Nagel International AG	10,327,741
1,878,510	UBS Group AG*	23,431,113
		82,955,459
United Kingdom — 25.2%
357,735	Bunzl PLC	10,803,176
870,343	Compass Group PLC	18,316,224
200,650	Diploma PLC	3,097,123
2,033,884	Electrocomponents PLC	13,137,614
276,654	Halma PLC	4,819,432
643,078	IMI PLC	7,744,350
956,796	Prudential PLC	17,084,989
367,865	Reckitt Benckiser Group PLC	28,169,750
3,047,518	Rentokil Initial PLC	13,110,414
1,219,512	Smith & Nephew PLC	22,827,635
461,764	Smiths Group PLC	8,038,835
66,574	Spirax-Sarco Engineering PLC	5,299,016
329,194	SSP Group PLC	2,717,453
		155,166,011
Total Common Stocks (Cost $584,383,444)		606,028,059

Preferred Stocks — 0.7%

Germany — 0.7%
95,868	Fuchs Petrolub SE	3,963,386
Total Preferred Stocks (Cost $4,044,135)		3,963,386

Short-Term Investments — 1.3%

Money Market Funds — 1.3%
7,956,454	First American Government
	Obligations Fund — Class Z, 2.32%#	7,956,454
Total Short-Term Investments (Cost $7,956,454)		7,956,454
Total Investments — 100.5% (Cost $596,384,033)		617,947,899
Liabilities in Excess of Other Assets — (0.5)%		(2,857,557)
NET ASSETS — 100.0%		$615,090,342

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2018 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	25.2%
France	13.8%
Switzerland	13.5%
Germany	13.4%
Sweden	12.2%
Netherlands	9.4%
Denmark	3.4%
Belgium	2.5%
Finland	2.0%
Spain	1.7%
Money Market Funds	1.3%
Portugal	1.3%
Italy	0.4%
Austria	0.4%
Other Assets and Liabilities	(0.5)%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory – WMC Japan Alpha Opportunities Fund – Institutional Shares (the “Fund”) fell 15.95%. During the same period, the TOPIX Total Return Index (the “Index”), the Fund’s benchmark, decreased 12.60%.

Japanese stock prices rose during the third quarter of 2018 following expanded industrial and manufacturing production numbers. These gains were erased in the fourth quarter, however, as export growth slowed and retail sales decelerated. During the third quarter, we also saw an increase in inflation toward the Bank of Japan’s target rate of 2.0% but this reversed back to its prior level of 0.9% in the fourth quarter as softening economic activity failed to spur inflationary growth.

Security selection was the primary detractor from relative performance during the period as weak selection in the industrials, consumer discretionary and financials sectors was only partially offset by stronger selection in the communication services and health care sectors. Sector allocation, a result of the underlying managers’ bottom-up stock selection process, also detracted from performance. The Fund’s underweight to communication services and utilities detracted most.

Chiyoda, an engineering services provider, was the top relative detractor during the period. The company reported an operating loss for the first half of 2018 due in large part to increased construction costs of the company’s Cameron LNG plant in the United States. This adversely affected full-year guidance and the stock price plummeted as a result. We continue to own the stock as of the end of the period. Pioneer, a manufacturer of electronic products, was another detractor. The company announced that it reached an agreement to be acquired by a private equity firm at a discount to its trading price. We eliminated our position in the stock.

Fujitsu was the top relative contributor during the period. Fujitsu is an information and communication technology company. The company reported operating profit for the first half of 2018 in-line with management expectations but short of optimistic consensus estimates. Management remains focused on reforming its business, and raised targets for the three-year period, helping the stock outperform. We continue to hold the position as of the end of the period. Suzuki Motor, a vehicle automobile and motorcycle manufacturer, was also a top contributor. The stock rallied during the first half of the period as the company announced strong earnings results, particularly in Japan and India. Those gains were erased in the second half of the period as performance was weakened by foreign exchange losses and a reduction of output in Europe. Our position contributed to relative performance as we were overweight the stock during the rally and underweight during the downturn. We continue to hold the stock as of the end of the period because we believe the company is well positioned in underpenetrated markets, including India.

The Fund used index futures during the period as a means of managing cash flows within the Fund. Futures are not thought to be material performance drivers over time.

The latest cycle of economic expansion in Japan appears to have peaked and exports have begun to slow. Further deterioration of global economic conditions and escalating trade tensions, particularly with China and the United States, could further weaken exporters. But domestic fundamentals remain strong with low unemployment, continued wage growth, and strong business sentiment survey results. While core inflation remains below Bank of Japan targets, it is growing despite the headwind of depressed oil prices. We expect the tension between strong domestic fundamentals and exposure to a weakening global cycle to lead to increased market volatility in 2019.  With a strong fundamental backdrop, we continue to see significant opportunities for stock picking in Japan.

On January 15, 2019, the Board of Trustees of Brown Advisory Funds, based upon the recommendation of the Adviser, has determined to close and liquidate the Fund. As a result of this recent action taken to terminate the Fund, this will be the last time we will be reporting to you with respect to the results of the Fund.

Sincerely,

Edward B. Baldini, CFA
Portfolio Manager

Gregg Thomas, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.3%

Japan — 93.3%

Communication Services — 8.2%
60,470	Avex, Inc.	765,894
197,467	DeNA Co., Ltd.	3,293,713
51,475	Fuji Media Holdings, Inc.	709,710
267,210	GREE, Inc.	1,055,991
256,744	Nexon Co., Ltd.*	3,314,445
108,758	Nippon Telegraph & Telephone Corp.	4,437,253
199,643	Nippon Television Holdings, Inc.	2,939,095
13,510	SoftBank Group Corp.	884,894
30,710	TV Asahi Holdings Corp.	552,916
1,815,654	Yahoo! Japan Corp.	4,516,841
		22,470,752

Consumer Discretionary — 20.0%
29,600	Adastria Co., Ltd.	498,664
51,760	Aisan Industry Co., Ltd.	347,728
69,898	ASKUL Corp.	1,490,455
22,200	BayCurrent Consulting, Inc.	463,043
22,560	Benesse Holdings, Inc.	573,893
25,229	Bridgestone Corp.	967,932
35,500	Canon Marketing Japan, Inc.	632,714
73,000	DaikyoNishikawa Corp.	713,928
30,700	Exedy Corp.	749,899
155,845	Fujitsu General, Ltd.	2,003,248
89,490	Funai Electric Co., Ltd.*	428,746
17,070	Gendai Agency, Inc.	68,437
26,700	H2O Retailing Corp.	378,828
152,030	Honda Motor Co., Ltd.	4,005,241
32,710	Honeys Holdings Co., Ltd.	231,224
103,100	IDOM, Inc.	341,537
39,300	IJT Technology Holdings Co., Ltd.	216,878
76,987	Isuzu Motors, Ltd.	1,079,905
62,640	Keihin Corp.	1,048,203
63,600	K’s Holdings Corp.	626,017
56,716	Kyoritsu Maintenance Co., Ltd.	2,480,305
43,501	Marui Group Co., Ltd.	843,045
30,816	NGK Spark Plug Co., Ltd.	610,001
64,080	Nikon Corp.	954,479
106,076	Nishimatsuya Chain Co., Ltd.	859,114
123,682	Nissan Motor Co., Ltd.	989,372
60,339	Nissin Kogyo Co., Ltd.	764,498
97,450	NOK Corp.	1,357,696
47,289	Pacific Industrial Co., Ltd.	627,603
23,890	PAL Group Holdings Co., Ltd.	586,499
8,700	Premium Group Co., Ltd.	236,197
100,552	Prestige International, Inc.	1,088,577
11,750	Proto Corp.	149,658
18,300	Raksul, Inc.*	396,764
34,690	Sanyo Shokai, Ltd.	568,502
35,366	Seiren Co., Ltd.	573,518
60,949	Sekisui Chemical Co., Ltd.	906,046
22,296	Shimamura Co., Ltd.	1,707,328
32,533	Subaru Corp.	695,015
144,858	Sumitomo Electric Industries, Ltd.	1,918,404
57,070	Sumitomo Riko Co., Ltd.	472,954
54,418	Suzuki Motor Corp.	2,743,289
17,500	Tachi-S Co., Ltd.	227,993
116,734	Tokai Rika Co., Ltd.	1,927,559
17,828	Token Corp.	1,058,517
378,368	Toyo Tire & Rubber Co., Ltd.	4,703,967
67,400	Toyoda Gosei Co., Ltd.	1,326,887
17,107	Toyota Industries Corp.	787,775
12,300	TS Tech Co., Ltd.	338,805
41,900	Unipres Corp.	706,584
16,700	United Arrows, Ltd.	532,128
23,800	Universal Entertainment Corp.	693,533
59,150	XEBIO Holdings Co., Ltd.	680,516
114,603	Yamaha Motor Co., Ltd.	2,237,474
30,700	Yume No Machi Souzou Iinkai Co., Ltd.	357,282
62,200	ZOZO, Inc.	1,139,570
		55,113,974

Consumer Staples — 5.2%
10,200	Ain Holdings, Inc.	731,289
133,774	Ajinomoto Co., Inc.	2,377,042
42,893	Asahi Group Holdings, Ltd.	1,662,268
11,600	BELC Co., Ltd.	544,113
22,090	Cawachi, Ltd.	363,900
10,488	Cocokara Fine, Inc.	510,869
101,000	Itoham Yonekyu Holdings, Inc.	610,815
160,562	Japan Tobacco, Inc.	3,815,129
19,000	Kobe Bussan Co., Ltd.	559,677
47,236	Seven & I Holdings Co., Ltd.	2,052,646
31,300	Sundrug Co., Ltd.	932,087
17,300	Warabeya Nichiyo Holdings Co., Ltd.	303,015
		14,462,850

Energy — 1.4%
23,970	Cosmo Energy Holdings Co., Ltd.	486,650
18,100	Idemitsu Kosan Co., Ltd.	588,733
201,917	Inpex Corp.	1,789,150
60,670	Japan Petroleum Exploration Co., Ltd.	1,075,522
		3,940,055
Financials — 14.0%
24,000	Aruhi Corp.	435,206
12,227	Bank of Kyoto, Ltd.	502,467
127,590	Dai-ichi Life Holdings Co., Inc.	1,981,427
58,680	Ichiyoshi Securities Co., Ltd.	430,247
19,240	JAFCO Co., Ltd.	609,491
5,100	M&A Capital Partners Co., Ltd.*	175,630
1,924,656	Mitsubishi UFJ Financial Group, Inc.	9,445,547
2,093,970	Mizuho Financial Group, Inc.	3,239,868
56,594	MS&AD Insurance Group Holdings, Inc.	1,608,701
357,600	Nomura Holdings, Inc.	1,355,165
117,766	San-In Godo Bank, Ltd.	822,540
57,093	Sony Financial Holdings, Inc.	1,064,019
104,770	Sumitomo Mitsui Financial Group, Inc.	3,453,750
92,322	Sumitomo Mitsui Trust Holdings, Inc.	3,362,087
330,580	T&D Holdings, Inc.	3,823,995
117,830	Tochigi Bank, Ltd.	268,580
85,453	Tokio Marine Holdings, Inc.	4,059,762
26,430	Tokyo Kiraboshi Financial Group, Inc.	406,757
43,709	Zenkoku Hosho Co., Ltd.	1,370,730
		38,415,969

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.3% (Continued)

Japan — 93.3% (Continued)

Health Care — 5.5%
15,100	Asahi Intecc Co., Ltd.	638,812
16,970	CMIC Holdings Co., Ltd.	266,134
20,060	Eisai Co., Ltd.	1,553,042
43,300	Elan Corp.	531,607
34,500	EPS Holdings, Inc.	525,424
60,615	Japan Lifeline Co., Ltd.	781,304
31,700	Kyowa Hakko Kirin Co., Ltd.	599,006
30,300	Nippon Shinyaku Co., Ltd.	1,920,458
234,103	Nipro Corp.	2,863,794
21,600	Olympus Corp.	660,631
104,703	ONO Pharmaceutical Co., Ltd.	2,138,109
75,270	Takeda Pharmaceutical Co., Ltd.	2,551,239
		15,029,560
Industrials — 16.9%
13,583	Aeon Delight Co., Ltd.	453,192
95,240	Amada Holdings Co., Ltd.	854,959
100,860	Chiyoda Corp.	283,401
37,000	Daiseki Co., Ltd.	764,102
52,400	DMG Mori Co., Ltd.	588,539
546,826	Hazama Ando Corp.	3,610,439
26,640	Hisaka Works, Ltd.	198,535
32,100	IHI Corp.	884,087
121,416	ITOCHU Corp.	2,061,982
28,100	Jamco Corp.	650,161
27,657	Japan Airlines Co., Ltd.	980,194
29,600	Japan Elevator Service Holdings Co., Ltd.	441,226
31,760	Japan Steel Works, Ltd.	508,333
148,939	JGC Corp.	2,096,211
66,116	Kawasaki Heavy Industries, Ltd.	1,410,896
36,585	Kinden Corp.	592,359
38,088	Kumagai Gumi Co., Ltd.	1,144,541
21,900	Kyowa Exeo Corp.	512,793
40,600	Kyudenko Corp.	1,538,659
62,100	Maeda Corp.	579,894
100,351	MinebeaMitsumi, Inc.	1,447,063
62,300	Mirait Holdings Corp.	911,546
23,400	Mitsubishi Corp.	641,547
45,100	Mitsubishi Electric Corp.	497,345
73,600	Mitsubishi Heavy Industries, Ltd.	2,640,942
261,610	NGK Insulators, Ltd.	3,545,873
45,600	Nippon Yusen K.K.	697,276
86,500	Nissin Electric Co., Ltd.	629,214
17,352	Noritz Corp.	247,881
49,550	Persol Holdings Co., Ltd.	734,998
107,751	Sanwa Holdings Corp.	1,223,396
15,040	Shima Seiki Manufacturing, Ltd.	437,235
9,168	SHO-BOND Holdings Co., Ltd.	679,608
2,328	SMC Corp.	700,897
28,400	SMS Co., Ltd.	449,652
113,534	Tadano, Ltd.	1,027,863
31,753	Taisei Corp.	1,359,930
54,385	Takuma Co., Ltd.	681,070
23,560	TechnoPro Holdings, Inc.	967,897
47,402	THK Co., Ltd.	885,559
82,090	Toppan Forms Co., Ltd.	644,821
28,742	Toshiba Machine Co., Ltd.	511,538
36,811	Toshiba Plant Systems & Services Corp.	677,522
69,390	Toyo Engineering Corp.*	403,354
57,300	Trusco Nakayama Corp.	1,510,776
17,280	Tsubaki Nakashima Co., Ltd.	254,316
89,960	Ushio, Inc.	953,074
27,100	UT Group Co., Ltd.*	465,230
42,900	Yokogawa Bridge Holdings Corp.	638,678
		46,620,604
Information Technology — 11.5%
3,326	Alpha Systems, Inc.	75,772
65,030	Canon, Inc.	1,789,346
213,090	Citizen Watch Co., Ltd.	1,049,426
10,910	Cresco, Ltd.	288,368
10,483	DTS Corp.	334,983
28,965	Enplas Corp.	718,652
100,247	Ferrotec Holdings Corp.	716,803
25,900	FUJIFILM Holdings Corp.	1,004,001
67,477	Fujitsu, Ltd.	4,206,257
87,486	Hitachi High-Technologies Corp.	2,739,572
61,500	Hitachi, Ltd.	1,630,381
48,440	Hosiden Corp.	317,084
79,060	Ibiden Co., Ltd.	1,111,035
75,428	Kyocera Corp.	3,770,275
51,000	LAC Co., Ltd.	624,106
189,861	Maxell Holdings, Ltd.	2,503,969
9,580	Melco Holdings, Inc.	287,044
19,720	Miraial Co., Ltd.	160,139
98,300	Nichicon Corp.	709,955
34,900	Nippon Ceramic Co., Ltd.	746,837
11,860	ORO Co., Ltd.	442,603
25,443	Rohm Co., Ltd.	1,623,900
12,731	SCREEN Holdings Co., Ltd.	533,741
27,700	SCSK Corp.	981,511
16,600	Shibaura Electronics Co., Ltd.	521,126
49,480	Shinko Electric Industries Co., Ltd.	315,262
59,400	SIIX Corp.	771,852
44,100	TechMatrix Corp.	670,978
31,380	Tokyo Seimitsu Co., Ltd.	790,586
16,300	Yamaichi Electronics Co., Ltd.	173,541
		31,609,105
Materials — 8.3%
61,421	ADEKA Corp.	887,937
27,410	Chubu Steel Plate Co., Ltd.	142,116
106,949	Daicel Corp.	1,097,899
36,500	Denka Co., Ltd.	1,027,325
22,842	Fujimi, Inc.	437,123
189,550	Hitachi Metals, Ltd.	1,971,421
198,967	JSR Corp.	2,986,601
91,519	Kanto Denka Kogyo Co., Ltd.	662,394
44,725	KH Neochem Co., Ltd.	940,809
58,680	Kyoei Steel, Ltd.	885,100
81,620	Nakayama Steel Works, Ltd.	354,473
29,290	Neturen Co., Ltd.	223,093
25,400	Pacific Metals Co., Ltd.	616,751

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.3% (Continued)

Japan — 93.3% (Continued)

Materials — 8.3% (Continued)
57,106	Shin-Etsu Chemical Co., Ltd.	4,387,616
37,800	Tokuyama Corp.	829,588
24,600	Tokyo Ohka Kogyo Co., Ltd.	658,434
220,540	Tokyo Steel Manufacturing Co., Ltd.	1,786,356
50,500	Toyobo Co., Ltd.	687,531
8,500	Tri Chemical Laboratories, Inc.	296,372
83,442	Yamato Kogyo Co., Ltd.	1,950,269
		22,829,208
Real Estate — 2.1%
4,365	Daito Trust Construction Co., Ltd.	597,584
372,200	Ichigo, Inc.	1,078,432
160,100	Kenedix, Inc.	686,731
216,312	Mitsubishi Estate Co., Ltd.	3,403,347
		5,766,094
Utilities — 0.2%
12,800	Nippon Gas Co., Ltd.	463,823
Total Common Stocks (Cost $251,767,108)		256,721,994

Real Estate Investment Trusts — 0.8%

Japan — 0.8%
58	Hoshino Resorts, Inc.	274,710
1,871	LaSalle Logiport	1,811,512
Total Real Estate Investment Trusts (Cost $2,183,046)		2,086,222

Exchange Traded Funds — 0.3%

Japan — 0.3%
68,010	Nomura AM TOPIX ETF	954,479
Total Exchange Traded Funds (Cost $937,812)		954,479

Short-Term Investments — 0.0%

Money Market Funds — 0.0%
590	First American Government
	Obligations Fund — Class Z, 2.32%#	590
Total Short-Term Investments (Cost $590)		590
Total Investments — 94.4% (Cost $254,888,556)		259,763,285
Other Assets in Excess of Liabilities — 5.6%		15,385,306
NET ASSETS — 100.0%		$275,148,591

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	20.0%
Industrials	16.9%
Financials	14.0%
Information Technology	11.5%
Materials	8.3%
Communication Services	8.2%
Health Care	5.5%
Consumer Staples	5.2%
Real Estate	2.1%
Energy	1.4%
Real Estate Investment Trusts	0.8%
Exchange Traded Funds	0.3%
Utilities	0.2%
Money Market Funds	0.0%
Other Assets and Liabilities	5.6%
100.0%
Futures Contracts — Long (Note 6)

			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
TOPIX Index Futures^	164	03/07/2019	$22,108,173	$22,346,973	$238,800

^	Contracts are denominated in Japanese Yen. Notional amount, notional value and unrealized appreciation (depreciation) have been translated into U.S. Dollars as of December 31, 2018.

There is $4,462 of variation margin due to the broker from the Fund as of December 31, 2018.

Forward Foreign Currency Exchange Contracts (Note 7)
						Unrealized
						Appreciation
Currency to be Delivered		Currency to be Received		Settlement Date	Counterparty	(Depreciation)
U.S. Dollars	(13,537,377)	Japanese Yen	1,505,600,000	01/31/2019	ANZ Securities, Inc.	$234,096

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory – Somerset Emerging Markets Fund – Institutional Shares (the “Fund”) decreased 11.00% in value. During the same period, the MSCI Emerging Markets Index (the “Index”), the Fund’s benchmark, decreased 8.48%.

For the six months ended December 31, 2018, the Fund’s sensitivity to foreign policy risk was a significant obstacle to performance. We do think about foreign policy risk when we construct the portfolio, which contributed to our decision to limit exposure in Russia to a maximum of 10%, for example. However, the erratic and unpredictable nature of Donald Trump’s aggressive foreign policy agenda has been difficult to anticipate, and has had a material impact on some of our holdings – especially in Russia, Korea and Turkey.

From an individual stock perspective, the top contributor was Porto Seguro (+0.70% contribution in absolute terms), which has been Brazil’s dominant premium auto insurer. Performance of the stock was driven by the reporting of strong 2Q18 results, plus an additional boost from a meaningful drop in theft and robbery (down 8%) in Sao Paolo in July. Further, rising demand for mortgages, a strong domestic economy and supportive monetary policy underpinned OTP Bank’s positive contribution (+0.50% in absolute terms). We were also pleased with the performance of Indian consumer staples company Britannia Industries (+0.34% in absolute terms), a recent addition to the portfolio, which has been executing on a strategy of transitioning from a biscuit specialist to a total foods company. The largest detractors were semiconductor manufacturers SK Hynix (-3.27% absolute contribution) and Samsung Electronics (-2.23% absolute contribution) which were hit by negative sentiment related to the Sino-US trade dispute as well as a forecast decline in dynamic random access memory demand in 2019.

We made six buys and fifteen sells during the second half of 2018.  Part of the reason is that outflows from the portfolio were used efficiently to help reposition the portfolio, minimizing trading costs. Buys included a number of Indian stocks such as Housing Development Finance Corporation (“HDFC”), property developer Prestige Estates Projects, Maruti Suzuki India and Britannia Industries. In particular, we initiated our positions in HDFC and Prestige Estates based on a strong outlook for Indian property and property finance fueled by underlying demand for housing and recent reforms put through the sector. On the other hand, we sold Indian two-wheeler company Hero Motocorp due to deteriorating conditions in that market as Indian consumers increasingly favor passenger vehicles; we have rotated into Maruti Suzuki, which has been the strongest player in that sector.

We believe that the portfolio is well positioned within a challenging environment to have the potential to deliver attractive risk adjusted returns from here. Recent volatility has provided an opportunity to double down on quality companies, such as the dominant Brazilian brewer Ambev which was down approximately 30% in September and October last year, while key contrarian names such as SK Hynix and Sberbank are trading at what we believe to be heavily discounted prices and are capable of meaningful upside. We are also content with our large underweight to China, given the considerable downside risk associated with excess levels of Chinese corporate debt, falling consumer confidence, slowing industrial output, weakening credit expansion and a cooling property market – all exacerbated by the Sino-U.S. trade dispute.

Looking ahead, while we believe that the U.S. twin deficit signals a potential major inflection point for emerging markets, Trump’s aggressive economic warfare and questions over the path of U.S. monetary policy have put the bull market on hold for the time being. It is very difficult to say with any certainty when the volatile global political backdrop will change, but given the quality of the companies we have in the portfolio and the valuations on offer, we think now certainly is not the time to be selling emerging markets.

Sincerely,

Edward Lam
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
December 31, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 101.1%

Brazil — 8.8%
2,089,071	Ambev S.A.	8,278,125
778,479	Porto Seguro S.A.	10,480,801
		18,758,926
Chile — 5.8%
2,445,598	AFP Habitat S.A.†	3,206,412
707,984	Cia Cervecerias Unidas S.A.†	9,114,428
		12,320,840
China — 8.7%
4,329,216	CNOOC, Ltd.	6,668,391
1,013,695	Henderson Land Development Co., Ltd	5,045,223
79,760	Kweichow Moutai Co., Ltd.	6,889,567
		18,603,181
Germany — 0.8%
70,294	Hapag-Lloyd AG†	1,805,097

Greece — 2.3%
3,252,462	Alpha Bank AE*	4,091,117
860,708	Piraeus Bank S.A.*	827,673
		4,918,790
Hungary — 9.0%
738,636	MOL Hungarian Oil & Gas PLC	8,106,062
275,763	OTP Bank	11,144,434
		19,250,496
India — 15.8%
82,433	Britannia Industries, Ltd.	3,675,308
384,053	HCL Technologies, Ltd.	5,306,983
352,043	Housing Development Finance Corp., Ltd.	9,918,562
85,031	Maruti Suzuki India, Ltd.	9,085,796
2,002,091	Power Grid Corp. of India, Ltd.	5,694,457
15,041	Prestige Estates Projects, Ltd.	47,340
		33,728,446
Indonesia — 1.1%
8,146,719	AKR Corporindo Tbk PT	2,432,420

Netherlands — 3.3%
284,487	X5 Retail Group NV GDR	7,049,588

Nigeria — 1.0%
108,199,854	Access Bank PLC†	2,024,096

Philippines — 0.3%
843,592	Aboitiz Power Corp.	562,466

Poland — 1.3%
230,089	Powszechny Zaklad Ubezpieczen S.A.	2,710,815

Russia — 3.9%
753,932	Sberbank of Russia PJSC ADR	8,263,095

South Africa — 6.3%
1,452,434	Sanlam, Ltd.	8,045,312
402,344	Shoprite Holdings, Ltd.	5,314,812
		13,360,124
South Korea — 14.8%
261,650	Nexen Tire Corp.*	2,150,323
327,950	Samsung Electronics Co., Ltd.	11,416,503
23,626	Samsung Fire & Marine Insurance Co., Ltd.*	5,681,090
224,864	SK Hynix, Inc.	12,258,802
		31,506,718
Taiwan — 7.0%
200,613	eMemory Technology, Inc.	1,712,098
1,115,000	Nanya Technology Corp.	1,996,760
557,000	President Chain Store Corp.	5,611,780
373,750	Taiwan Semiconductor
	Manufacturing Co., Ltd.	2,713,886
748,584	Win Semiconductors Corp.	2,883,842
		14,918,366
Turkey — 2.3%
1,699,035	Aksa Akrilik Kimya Sanayii A/S†	2,394,645
2,142,406	Anadolu Hayat Emeklilik A/S†	2,431,496
		4,826,141
United Arab Emirates — 4.4%
1,991,758	First Abu Dhabi Bank	7,645,528
1,432,787	Union National Bank	1,824,921
		9,470,449
United Kingdom — 3.3%
207,138	Coca-Cola HBC AG*	6,482,942
70,886	HSBC Holdings PLC	584,908
		7,067,850
United States — 0.9%
265,600	Transocean, Ltd.*	1,843,264
Total Common Stocks (Cost $192,811,802)		215,421,168

Short-Term Investments — 0.0%

Money Market Funds — 0.0%
648	First American Government
	Obligations Fund — Class Z, 2.32%#	648
Total Short-Term Investments (Cost $648)		648
Total Investments — 101.1% (Cost $192,812,450)		215,421,816
Liabilities in Excess of Other Assets — (1.1)%		(2,377,160)
NET ASSETS — 100.0%		$213,044,656

†	All or a portion of this security is considered illiquid. At December 31, 2018 the total market value of securities considered illiquid was $10,331,122 or 4.8% of net assets.
#	Annualized seven-day yield as of December 31, 2018.
*	Non-Income Producing
GDR — Global Depositary Receipt
ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2018 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

India	15.8%
South Korea	14.8%
Hungary	9.0%
Brazil	8.8%
China	8.7%
Taiwan	7.0%
South Africa	6.3%
Chile	5.8%
United Arab Emirates	4.4%
Russia	3.9%
United Kingdom	3.3%
Netherlands	3.3%
Greece	2.3%
Turkey	2.3%
Poland	1.3%
Indonesia	1.1%
Nigeria	1.0%
United States	0.9%
Germany	0.8%
Philippines	0.3%
Money Market Funds	0.0%
Other Assets and Liabilities	(1.1)%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2018

Dear Shareholder:

During the six-month period ended December 31, 2018, the Brown Advisory – Beutel Goodman Large-Cap Value Fund – Institutional Shares (the “Fund”) decreased 3.74% in value. During the same period, the Russell 1000® Value Index (the “Index”), the Fund’s benchmark, decreased 6.69%.

The Index gained gradually over the first three months of the period, despite ongoing trade tensions between the U.S. and its global trading partners, amid brief moments of pause in the performance of some of the high-flying growth names within the Index. The momentum that had been seen for several quarters returned, driven by a strong corporate earnings season, solid economic backdrop and the positive impact of tax reform. Then the wheels fell off in October. Economic data came in a little softer, political and trade tensions escalated, oil prices started a death spiral, and monetary policy commentary showed signs of tightening. Underperforming sectors included the commodity influenced materials and energy sectors, as well as industrials, consumer discretionary and financials, the latter of which trailed the broader market for the third consecutive quarter.

Stock selection was the primary driver of outperformance in the Fund for the six-month period under review. Our industrials names contributed the most significant amount of value, offsetting the negative impact of our overweight position in the sector. Communication services was the strongest overall contributor, due to both stock selection and the Fund’s relative overweight position. Sector weighting effects were positive over the period, driven primarily by underweights in energy and financials, as well as overweight positions in communication services and consumer staples.

From an individual stock perspective, health care holdings Eli Lilly and Merck generated positive returns for the portfolio, as fundamentals and sentiment in the pharmaceutical space continued to improve. This was partially offset by weakness in drug distributor AmerisourceBergen, which was impacted by negative news flow across its retail customer end markets. In the consumer discretionary sector, AutoZone outperformed, while Harley-Davidson continued struggling, underperforming the market as the company’s topline challenges were compounded by a cautious tone from management for 2019. Cereal and snack manufacturer Kellogg Company trailed the market as well as its peers following analyst day margin guidance from management that disappointed investors despite solid top-line results. In communications services, Verizon was a top contributor. With valuations that we believe are very cheap, the market responded positively to earnings that exceeded expectations. Comcast also added value under similar circumstances. Oil-field service provider Halliburton was the largest detractor from performance over the period as its energy exposure reflected the impact of oil prices reaching two-year lows. Pump manufacturer Flowserve detracted for similar reasons. Other positions in the portfolio that were also negatively affected by the falling oil price were LyondellBasell and Parker-Hannifin.

New positions added over the period included Blackrock Inc., the largest asset management platform in the world, as well as Cummins Inc., the world’s largest independent engine manufacturer. The Fund also added positions in Kimberly-Clark, a global manufacturer of paper based consumer hygiene products, and KLA-Tencor, the dominant supplier of process control, alignment and defect inspection technology used in the manufacture of semiconductors.

In addition to the Fund’s four new names, we added to existing positions in Ameriprise, Amgen and Symantec. In the case of Ameriprise, our increased weighting reflects continued high conviction in this high-quality franchise, with valuations near all-time low levels. Additions to Amgen, a new holding added to the Fund in the first half of 2018, occurred after a pullback following strong performance shortly after our initiation. Symantec’s weight was increased to better reflect what we believe to be an attractive risk-adjusted return opportunity. We also added to Omnicom, Harley-Davidson, Comcast and Halliburton as valuations provided what we believe to be attractive risk adjusted return opportunities.

We completed process-driven one-third sales in Eli Lilly, Merck and Ingersoll-Rand after the stocks increased to hit their price targets. To help fund the new names noted above, we sold Procter & Gamble, Johnson & Johnson and Allegion in their entirety, as all three offered minimal upside with increasing downside risk from valuation. Additional sources of funds came from AutoZone, LyondellBasell, Parker Hannifin, Oracle and Verizon, all of which we continue to hold at this time with what we believe to be positive risk-reward potential.

Looking ahead, there is no shortage of risks that may weigh on the markets, including gridlock in Washington and growing concerns about global trade. However, as bottom-up stock pickers, we generally ignore the short-term noise and focus entirely on fundamentals. We believe that the best form of risk control is to know what you own and what it is worth. The only factors we can control to potentially protect investor capital on the downside as we attempt to deliver attractive long-term returns are finding great franchises we want to own forever, ensuring we pay the right price for them, and maintaining the sell discipline to lock in gains when we believe they are fully valued.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2018

As a result, we are quite optimistic as we move into 2019. We added a number of high-quality businesses to the portfolio in the last six months of 2018 at what we believe to be attractive valuations, and in our view, the portfolio is well-positioned both on a fundamental basis and versus the market. This does not necessarily mean U.S. equity markets will broadly outperform this year, and we still believe that large parts of the market are overvalued, but it gives us significant confidence in our outlook for the portfolio. In addition, the list of great franchises that meet our high and strict investment guidelines and return thresholds is growing, and we believe that equity valuations look more attractive following the fourth-quarter rout.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. If a Fund is non-diversified, then its investments are not required to meet certain requirements under Federal law. A non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions ad risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
December 31, 2018 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.8%

Communication Services — 16.1%
229,080	Comcast Corp.	7,800,174
135,397	Omnicom Group, Inc.	9,916,476
221,590	Verizon Communications, Inc.	12,457,790
		30,174,440
Consumer Discretionary — 7.8%
9,480	AutoZone, Inc.*	7,947,463
196,634	Harley-Davidson, Inc.	6,709,152
		14,656,615
Consumer Staples — 11.1%
143,320	Campbell Soup Co.	4,728,127
139,496	Kellogg Co.	7,952,667
72,270	Kimberly-Clark Corp.	8,234,444
		20,915,238
Energy — 2.7%
188,230	Halliburton Co.	5,003,153

Financials — 15.0%
102,920	American Express Co.	9,810,334
66,930	Ameriprise Financial, Inc.	6,985,485
12,410	BlackRock, Inc.	4,874,896
39,380	JPMorgan Chase & Co.	3,844,276
56,690	Wells Fargo & Co.	2,612,275
		28,127,266
Health Care — 12.5%
118,821	AmerisourceBergen Corp.	8,840,283
39,530	Amgen, Inc.	7,695,305
37,260	Eli Lilly & Co.	4,311,727
33,800	Merck & Co., Inc.	2,582,658
		23,429,973
Industrials — 12.2%
28,760	Cummins, Inc.	3,843,486
105,239	Flowserve Corp.	4,001,187
64,510	Ingersoll-Rand PLC	5,885,247
62,050	Parker-Hannifin Corp.	9,254,137
		22,984,057
Information Technology — 15.7%
112,217	Amdocs, Ltd.	6,573,672
78,160	KLA-Tencor Corp.	6,994,538
218,420	Oracle Corp.	9,861,663
313,900	Symantec Corp.	5,931,141
		29,361,014
Materials — 2.7%
60,690	LyondellBasell Industries NV	5,046,980
Total Common Stocks (Cost $190,382,189)		179,698,736

Short-Term Investments — 8.6%

Money Market Funds — 8.6%
16,086,760	First American Government
	Obligations Fund — Class Z, 2.32%#	16,086,760
Total Short-Term Investments (Cost $16,086,760)		16,086,760
Total Investments — 104.4% (Cost $206,468,949)		195,785,496
Liabilities in Excess of Other Assets — (4.4)%		(8,264,670)
NET ASSETS — 100.0%		$187,520,826

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2018.

PORTFOLIO HOLDINGS
% of Net Assets

Communication Services	16.1%
Information Technology	15.7%
Financials	15.0%
Health Care	12.5%
Industrials	12.2%
Consumer Staples	11.1%
Money Market Funds	8.6%
Consumer Discretionary	7.8%
Materials	2.7%
Energy	2.7%
Other Assets and Liabilities	(4.4)%
100.0%
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2018 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,119,327,989	$264,277,694	$55,448,185	$587,571,798
Net unrealized appreciation (depreciation)	652,004,438	136,785,033	25,403,382	150,760,393
Total investments, at market value	1,771,332,427	401,062,727	80,851,567	738,332,191
Receivables:
Investments sold	—	3,196,351	—	—
Fund shares sold	4,332,742	919,128	329,450	7,798,025
Interest and dividends	475,131	213,084	195,818	552,904
Prepaid expenses and other assets	74,660	53,740	50,661	59,635
Total Assets	1,776,214,960	405,445,030	81,427,496	746,742,755
LIABILITIES
Payables:
Fund shares redeemed	2,584,343	602,223	422,836	521,861
Distribution to shareholders	—	—	—	58
Accrued Liabilities:
Investment advisory fees	917,156	160,381	44,092	374,663
Service fees	196,024	38,231	7,783	41,495
Administration, accounting and transfer agent fees	116,014	25,871	5,615	42,455
Business management fees	77,587	17,924	3,674	31,222
Trustee fees	19,346	4,356	888	8,726
Distribution fees	3,636	2,977	626	130,732
Professional fees	23,454	11,943	10,671	13,271
Custody fees	9,828	3,451	1,378	3,515
Other liabilities	37,859	7,790	1,048	16,146
Total Liabilities	3,985,247	875,147	498,611	1,184,144
NET ASSETS	$1,772,229,713	$404,569,883	$80,928,885	$745,558,611

COMPONENTS OF NET ASSETS
Paid-in capital	$1,080,407,347	$262,910,909	$51,783,345	$582,882,171
Total distributable earnings (loss)	691,822,366	141,658,974	29,145,540	162,676,440
NET ASSETS	$1,772,229,713	$404,569,883	$80,928,885	$745,558,611
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$275,666,892	$115,729,073	$23,636,364	$422,253,180
Shares outstanding (unlimited shares authorized)	14,053,219	6,051,095	1,974,266	20,079,545
Net asset value per share	$19.62	$19.13	$11.97	$21.03
Investor Shares:
Net assets	$1,491,285,367	$284,827,379	$56,338,343	$129,119,427
Shares outstanding (unlimited shares authorized)	76,898,718	14,908,118	4,706,809	6,209,506
Net asset value per share	$19.39	$19.11	$11.97	$20.79
Advisor Shares:
Net assets	$5,277,454	$4,013,431	$954,178	$194,186,004
Shares outstanding (unlimited shares authorized)	288,374	209,646	79,760	9,501,630
Net asset value per share	$18.30	$19.14	$11.96	$20.44

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2018 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$26,919,057	$699,181,047	$917,886,771	$131,573,920
Net unrealized appreciation (depreciation)	(1,693,568)	82,032,926	56,171,152	4,154,852
Total investments, at market value	25,225,489	781,213,973	974,057,923	135,728,772
Cash	269,436	—	—	—
Foreign currency (Cost of $—, $—, $— and $91,340, respectively.)	—	—	—	91,340
Receivables:
Investments sold	—	4,200,692	—	—
Fund shares sold	1,023,597	6,736,029	3,396,176	4,389,558
Interest and dividends	8,443	261,242	1,608,834	80,635
Prepaid expenses and other assets	33,892	74,621	50,441	41,777
Total Assets	26,560,857	792,486,557	979,113,374	140,332,082
LIABILITIES
Payables:
Investments purchased	—	5,087,788	5,327,129	473,348
Fund shares redeemed	—	4,488,345	9,437,729	264,232
Interest expense due on line of credit	100	—	—	—
Accrued Liabilities:
Investment advisory fees, net	1,950	590,707	768,113	41,856
Service fees	329	55,320	73,803	1,337
Administration, accounting and transfer agent fees	2,205	54,130	69,643	10,076
Business management fees	1,101	34,747	45,183	5,783
Trustee fees	136	11,874	12,020	1,678
Distribution fees	—	10,649	12,856	—
Professional fees	10,170	16,591	13,791	10,972
Custody fees	3,536	4,696	5,415	16,752
Other liabilities	950	17,612	29,757	3,735
Total Liabilities	20,477	10,372,459	15,795,439	829,769
NET ASSETS	$26,540,380	$782,114,098	$963,317,935	$139,502,313

COMPONENTS OF NET ASSETS
Paid-in capital	$28,473,942	$698,241,734	$890,917,322	$137,914,885
Total distributable earnings (loss)	(1,933,562)	83,872,364	72,400,613	1,587,428
NET ASSETS	$26,540,380	$782,114,098	$963,317,935	$139,502,313
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$24,333,473	$365,558,813	$442,209,173	$127,983,705
Shares outstanding (unlimited shares authorized)	2,434,037	10,837,098	20,457,707	10,097,482
Net asset value per share	$10.00	$33.73	$21.62	$12.67
Investor Shares:
Net assets	$2,206,907	$401,757,161	$504,166,890	$11,518,608
Shares outstanding (unlimited shares authorized)	220,939	23,790,229	23,324,329	908,939
Net asset value per share	$9.99	$16.89	$21.62	$12.67
Advisor Shares:
Net assets	$—	$14,798,124	$16,941,872	$—
Shares outstanding (unlimited shares authorized)	—	915,792	786,327	—
Net asset value per share	$—	$16.16	$21.55	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2018 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$104,736,627	$182,113,383	$187,943,273	$94,041,324
Total investments – affiliated, at cost (Note 3)	27,356,612	—	—	—
Total cost of investments	132,093,239	182,113,383	187,943,273	94,041,324
Net unrealized appreciation (depreciation) – unaffiliated	(779,646)	(2,010,030)	(3,389,230)	(450,844)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	(1,001,617)	—	—	—
Total unrealized appreciation (depreciation)	(1,781,263)	(2,010,030)	(3,389,230)	(450,844)
Total investments – unaffiliated, at market value	103,956,981	180,103,353	184,554,043	93,590,480
Total investments – affiliated, at market value (Note 3)	26,354,995	—	—	—
Total investments, at market value	130,311,976	180,103,353	184,554,043	93,590,480
Cash deposit at broker – futures contracts (Note 6)	—	—	97,760	124,236
Gross unrealized appreciation – futures contracts (Note 6)	—	1,641,076	—	422,666
Receivables:
Investments sold	91,088	117,364	156,820	—
Fund shares sold	75,000	1,868,500	2,039,100	465,000
Interest and dividends	694,580	1,325,126	1,643,368	666,623
Prepaid expenses and other assets	32,705	38,852	39,564	33,490
Total Assets	131,205,349	185,094,271	188,530,655	95,302,495
LIABILITIES
Cash deficit at broker – futures contracts (Note 6)	—	18,591	—	—
Gross unrealized depreciation – futures contracts (Note 6)	—	156,239	—	369,144
Payables:
Investments purchased	—	5,578,938	6,370,868	2,181,430
Fund shares redeemed	—	60,407	134,004	2,503
Accrued Liabilities:
Investment advisory fees, net	26,145	44,601	61,223	23,541
Service fees	5,451	143	40	306
Administration, accounting and transfer agent fees	9,818	16,092	16,512	7,802
Business management fees	5,451	7,433	7,653	3,828
Trustee fees	840	1,942	1,852	1,137
Distribution fees	2,212	—	—	—
Professional fees	10,641	11,515	11,716	10,744
Custodian fees	728	841	2,026	844
Other liabilities	3,531	3,978	1,808	1,310
Total Liabilities	64,817	5,900,720	6,607,702	2,602,589
NET ASSETS	$131,140,532	$179,193,551	$181,922,953	$92,699,906

COMPONENTS OF NET ASSETS
Paid-in capital	$134,994,841	$182,992,915	$188,814,042	$93,724,956
Total distributable earnings (loss)	(3,854,309)	(3,799,364)	(6,891,089)	(1,025,050)
NET ASSETS	$131,140,532	$179,193,551	$181,922,953	$92,699,906
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$175,796,497	$180,860,473	$84,322,254
Shares outstanding (unlimited shares authorized)	—	18,130,634	19,317,894	8,735,721
Net asset value per share	$—	$9.70	$9.36	$9.65
Investor Shares:
Net assets	$127,628,984	$3,397,054	$1,062,480	$8,377,652
Shares outstanding (unlimited shares authorized)	12,335,467	350,314	113,496	868,130
Net asset value per share	$10.35	$9.70	$9.36	$9.65
Advisor Shares:
Net assets	$3,511,548	$—	$—	$—
Shares outstanding (unlimited shares authorized)	346,776	—	—	—
Net asset value per share	$10.13	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2018 (Unaudited)

				BROWN
				ADVISORY –
	BROWN	BROWN	BROWN	WMC
	ADVISORY	ADVISORY	ADVISORY	STRATEGIC
	MARYLAND	TAX-EXEMPT	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$177,168,574	$615,133,184	$325,611,485	$596,384,033
Net unrealized appreciation (depreciation)	(228,666)	911,019	(591,510)	21,563,866
Total investments, at market value	176,939,908	616,044,203	325,019,975	617,947,899
Foreign currency (Cost of $—, $—, $— and $5, respectively.)	—	—	—	5
Cash deposit at broker – futures contracts (Note 6)	—	—	23,880	—
Gross unrealized appreciation – futures contracts (Note 6)	—	—	1,654,377	—
Receivables:
Investments sold	—	—	8,011,126	1,964,178
Fund shares sold	97,501	6,887,880	3,555,000	4,193,090
Interest and dividends	2,522,382	4,822,450	1,312,575	3,394,777
Prepaid expenses and other assets	8,095	46,248	40,081	48,592
Total Assets	179,567,886	627,800,781	339,617,014	627,548,541
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	—	947,505	—
Payables:
Investments purchased	—	—	42,971,911	150,223
Fund shares redeemed	54,567	600,164	—	11,456,749
Distribution to shareholders	275,467	1,293,994	—	—
Interest expense due on line of credit	133	—	—	1,048
Accrued Liabilities:
Investment advisory fees	45,969	150,500	73,554	531,430
Service fees	7,662	1,724	12	2,774
Administration, accounting and transfer agent fees	14,539	39,093	40,757	58,436
Business management fees	7,662	25,084	12,259	29,524
Trustee fees	936	6,822	3,438	7,618
Distribution fees	—	—	—	5,885
Professional fees	11,064	10,538	12,313	14,903
Custodian fees	920	2,875	3,070	45,915
Other liabilities	1,913	3,290	7,874	153,694
Total Liabilities	420,832	2,134,084	44,072,693	12,458,199
NET ASSETS	$179,147,054	$625,666,697	$295,544,321	$615,090,342

COMPONENTS OF NET ASSETS
Paid-in capital	$180,746,463	$630,389,376	$311,589,575	$607,666,162
Total distributable earnings (loss)	(1,599,409)	(4,722,679)	(16,045,254)	7,424,180
NET ASSETS	$179,147,054	$625,666,697	$295,544,321	$615,090,342
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$586,312,501	$295,276,814	$594,176,612
Shares outstanding (unlimited shares authorized)	—	59,371,758	30,578,180	61,890,934
Net asset value per share	$—	$9.88	$9.66	$9.60
Investor Shares:
Net assets	$179,147,054	$39,354,196	$267,507	$13,130,301
Shares outstanding (unlimited shares authorized)	17,095,035	3,985,281	27,684	1,369,624
Net asset value per share	$10.48	$9.87	$9.66	$9.59
Advisor Shares:
Net assets	$—	$—	$—	$7,783,429
Shares outstanding (unlimited shares authorized)	—	—	—	817,735
Net asset value per share	$—	$—	$—	$9.52

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2018 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –
	WMC	SOMERSET	BEUTEL
	JAPAN ALPHA	EMERGING	GOODMAN
	OPPORTUNITIES	MARKETS	LARGE-CAP
	FUND	FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$254,888,556	$192,812,450	$206,468,949
Net unrealized appreciation (depreciation)	4,874,729	22,609,366	(10,683,453)
Total investments, at market value	259,763,285	215,421,816	195,785,496
Cash	—	—	36,379
Foreign currency (Cost of $5,983, $3,301,338 and $—, respectively.)	5,983	3,307,675	—
Cash deposit at broker – futures contracts (Note 6)	686,169	—	—
Gross unrealized appreciation – futures contracts (Note 6)	238,800	—	—
Gross unrealized appreciation – forward foreign currency contracts (Note 7)	234,096	—	—
Receivables:
Investments sold	21,596,483	6,722,739	8,860,879
Fund shares sold	1,049	208,450	4,472,545
Interest and dividends	599,078	1,207,075	279,193
Prepaid expenses and other assets	58,891	70,448	37,878
Total Assets	283,183,834	226,938,203	209,472,370
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	—	—
Gross unrealized depreciation – forward foreign currency contracts (Note 7)	—	—	—
Variation margin due to broker (Note 6)	4,462	—	—
Payables:
Investments purchased	1,957,341	—	21,252,533
Fund shares redeemed	3,459,722	1,522,696	573,035
Principal due on line of credit	2,168,000	12,023,000	—
Interest expense due on line of credit	432	7,048	5,080
Accrued Liabilities:
Investment advisory fees	315,118	188,449	79,212
Service fees	254	3,661	—
Administration, accounting and transfer agent fees	36,693	17,643	11,356
Business management fees	15,756	10,469	8,801
Trustee fees	5,142	3,068	2,265
Distribution fees	174	97	—
Professional fees	12,288	12,523	11,693
Custodian fees	34,858	103,023	2,672
Other liabilities	25,003	1,870	4,897
Total Liabilities	8,035,243	13,893,547	21,951,544
NET ASSETS	$275,148,591	$213,044,656	$187,520,826

COMPONENTS OF NET ASSETS
Paid-in capital	$344,528,806	$239,034,241	$206,372,968
Total distributable earnings (loss)	(69,380,215)	(25,989,585)	(18,852,142)
NET ASSETS	$275,148,591	$213,044,656	$187,520,826
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$273,416,839	$186,025,896	$187,520,826
Shares outstanding (unlimited shares authorized)	43,644,791	21,637,380	20,767,812
Net asset value per share	$6.26	$8.60	$9.03
Investor Shares:
Net assets	$1,533,779	$26,866,181	$—
Shares outstanding (unlimited shares authorized)	246,548	3,128,083	—
Net asset value per share	$6.22	$8.59	$—
Advisor Shares:
Net assets	$197,973	$152,579	$—
Shares outstanding (unlimited shares authorized)	32,240	17,669	—
Net asset value per share	$6.14	$8.64	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2018 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$4,556,946	$3,041,401	$1,275,088	$2,838,042
Less: foreign taxes withheld	(29,936)	(25,813)	(10,175)	(34,914)
Interest Income	485,169	59,120	35,174	191,531
Total investment income	5,012,179	3,074,708	1,300,087	2,994,659
EXPENSES
Investment advisory fees	6,021,202	1,026,569	287,888	2,253,779
Service fees – Investor Shares (Note 3)	1,304,231	242,373	50,240	89,954
Business management fees	513,011	115,718	23,991	187,815
Administration, accounting and transfer agent fees	343,941	77,909	17,029	125,992
Professional fees	83,843	25,762	13,808	36,488
Miscellaneous expenses	76,878	20,901	9,191	37,746
Trustee fees	58,951	13,105	2,698	22,596
Custody fees	31,062	8,079	2,942	13,045
Registration fees	26,926	17,094	19,769	39,507
Insurance fees	13,913	3,130	694	4,413
Distribution fees – Advisor Shares (Note 3)	7,775	7,113	1,301	272,832
Service fees – Advisor Shares (Note 3)	4,665	4,268	781	163,699
Total Expenses	8,486,398	1,562,021	430,332	3,247,866
NET INVESTMENT INCOME (LOSS)	(3,474,219)	1,512,687	869,755	(253,207)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	115,726,362	9,638,533	4,098,322	12,644,648
Net change in unrealized appreciation (depreciation) on investments	(263,182,085)	(52,687,211)	(9,561,396)	(55,376,519)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(147,455,723)	(43,048,678)	(5,463,074)	(42,731,871)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(150,929,942)	$(41,535,991)	$(4,593,319)	$(42,985,078)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2018 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$93,659	$2,633,196	$11,999,685	$446,040
Less: foreign taxes withheld	(959)	(22,146)	—	(11,876)
Interest Income	5,527	552,568	467,233	51,338
Total investment income	98,227	3,163,618	12,466,918	485,502
EXPENSES
Investment advisory fees	83,067	3,942,536	5,373,504	386,568
Registration fees	14,704	38,166	16,696	17,833
Professional fees	10,797	43,746	50,644	14,793
Service fees – Investor Shares (Note 3)	9,572	358,854	521,334	59,890
Miscellaneous expenses	9,161	73,311	68,354	16,693
Custody fees	8,703	15,835	21,218	60,291
Business management fees	6,390	231,914	316,089	29,736
Administration, accounting and transfer agent fees	6,042	158,182	206,492	23,590
Trustee fees	567	29,836	36,810	3,697
Interest expense on line of credit	220	—	—	—
Insurance fees	61	5,894	8,867	492
Distribution fees – Advisor Shares (Note 3)	—	22,923	29,072	—
Service fees – Advisor Shares (Note 3)	—	13,754	17,443	—
Total Expenses	149,284	4,934,951	6,666,523	613,583
Expenses waived by adviser – expense cap (Note 3)	(50,255)	—	—	(126,203)
Net Expenses	99,029	4,934,951	6,666,523	487,380
NET INVESTMENT INCOME (LOSS)	(802)	(1,771,333)	5,800,395	(1,878)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(33,115)	42,130,181	74,631,841	(1,725,006)
Net change in unrealized appreciation (depreciation) on investments	(3,150,944)	(158,271,972)	(271,611,260)	(10,606,834)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,184,059)	(116,141,791)	(196,979,419)	(12,331,840)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(3,184,861)	$(117,913,124)	$(191,179,024)	$(12,333,718)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2018 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$17,025	$43,894	$—
Dividend income – affiliated (Note 3)	366,850	—	—	—
Interest Income	1,594,844	2,782,361	3,251,552	1,339,711
Total investment income	1,961,694	2,799,386	3,295,446	1,339,711
EXPENSES
Investment advisory fees	192,544	226,789	328,660	113,587
Business management fees	32,091	37,798	41,082	18,931
Service fees – Investor Shares (Note 3)	31,189	786	125	7,511
Administration, accounting and transfer agent fees	29,898	45,498	60,787	21,903
Registration fees	17,048	18,272	18,610	15,101
Professional fees	14,538	16,065	16,732	12,908
Miscellaneous expenses	11,042	12,401	9,824	7,909
Distribution fees – Advisor Shares (Note 3)	4,509	—	—	—
Trustee fees	3,541	4,407	4,658	2,409
Custodian fees	2,845	4,814	5,175	2,360
Insurance fees	903	813	994	266
Service fees – Advisor Shares (Note 3)	901	—	—	—
Total Expenses	341,049	367,643	486,647	202,885
Expenses waived by adviser – investments in affiliates (Note 3)	(36,511)	—	—	—
Previously waived expenses recovered by adviser (Note 3)	—	—	—	12,869
Net Expenses	304,538	367,643	486,647	215,754
NET INVESTMENT INCOME (LOSS)	1,657,156	2,431,743	2,808,799	1,123,957
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(1,264,339)	(833,052)	(259,449)	(405,389)
Investments – affiliated (Note 3)	(58,395)	—	—	—
Futures contracts (Note 6)	—	(620,146)	(38,160)	(112,311)
Net realized gain (loss)	(1,322,734)	(1,453,198)	(297,609)	(517,700)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	1,104,600	(331,242)	(2,396,774)	298,357
Investments – affiliated (Note 3)	95,045	—	—	—
Futures contracts (Note 6)	—	993,954	70,497	63,306
Net change in unrealized appreciation (depreciation)	1,199,645	662,712	(2,326,277)	361,663
NET REALIZED AND UNREALIZED GAIN (LOSS)	(123,089)	(790,486)	(2,623,886)	(156,037)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,534,067	$1,641,257	$184,913	$967,920

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2018 (Unaudited)

				BROWN
				ADVISORY –
	BROWN	BROWN	BROWN	WMC
	ADVISORY	ADVISORY	ADVISORY	STRATEGIC
	MARYLAND	TAX-EXEMPT	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$43,880	$3,713,498
Less: foreign taxes withheld	—	—	—	(394,080)
Interest Income	2,819,529	9,927,733	4,308,113	145,325
Total investment income	2,819,529	9,927,733	4,351,993	3,464,743
EXPENSES
Investment advisory fees	273,605	788,594	444,377	3,838,207
Service fees – Investor Shares (Note 3)	45,601	57,859	78	11,369
Business management fees	45,601	131,432	74,063	213,234
Administration, accounting and transfer agent fees	40,464	103,134	97,157	157,911
Professional fees	15,891	26,101	20,193	36,142
Miscellaneous expenses	11,108	19,315	17,022	155,083
Trustee fees	4,263	16,054	8,979	22,574
Registration fees	4,124	24,023	17,397	27,912
Custodian fees	2,813	8,438	10,228	178,659
Insurance fees	1,268	2,582	2,103	9,142
Interest expense on line of credit	133	—	—	17,540
Service fees – Advisor Shares (Note 3)	—	—	—	8,283
Distribution fees – Advisor Shares (Note 3)	—	—	—	13,806
Total Expenses	444,871	1,177,532	691,597	4,689,862
NET INVESTMENT INCOME (LOSS)	2,374,658	8,750,201	3,660,396	(1,225,119)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(754,754)	(1,857,354)	(2,412,739)	26,426,266
Futures contracts (Note 6)	—	—	(200,603)	—
Net realized gain (loss)	(754,754)	(1,857,354)	(2,613,342)	26,426,266
Net change in unrealized appreciation (depreciation) on:
Investments	321,921	1,109,181	3,307,238	(140,611,619)
Futures contracts (Note 6)	—	—	71,116	—
Net change in unrealized appreciation (depreciation)	321,921	1,109,181	3,378,354	(140,611,619)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(432,833)	(748,173)	765,012	(114,185,353)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,941,825	$8,002,028	$4,425,408	$(115,410,472)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2018 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –
	WMC	SOMERSET	BEUTEL
	JAPAN ALPHA	EMERGING	GOODMAN
	OPPORTUNITIES	MARKETS	LARGE-CAP
	FUND	FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$6,446,984	$5,323,096	$2,217,991
Less: foreign taxes withheld	(644,698)	(854,567)	—
Interest Income	305,331	72,962	53,773
Total investment income	6,107,617	4,541,491	2,271,764
EXPENSES
Investment advisory fees	3,457,840	1,808,518	414,183
Business management fees	172,892	100,473	46,020
Miscellaneous expenses	168,352	18,682	7,978
Custodian fees	157,651	391,599	8,401
Administration, accounting and transfer agent fees	136,590	71,762	30,910
Registration fees	68,586	33,223	14,994
Professional fees	36,357	23,044	17,363
Trustee fees	22,358	11,719	5,394
Insurance fees	10,442	4,274	810
Service fees – Investor Shares (Note 3)	1,649	25,534	—
Interest expense on line of credit	432	28,275	5,080
Distribution fees – Advisor Shares (Note 3)	382	203	—
Service fees – Advisor Shares (Note 3)	229	122	—
Total Expenses	4,233,760	2,517,428	551,133
NET INVESTMENT INCOME (LOSS)	1,873,857	2,024,063	1,720,631
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(26,257,694)	2,941,063	(5,863,557)
Futures contracts (Note 6)	751,006	—	—
Forward foreign currency contracts (Note 7)	(1,221,617)	—	—
Net realized gain (loss)	(26,728,305)	2,941,063	(5,863,557)
Net change in unrealized appreciation (depreciation) on:
Investments	(73,938,020)	(56,559,673)	(6,776,000)
Futures contracts (Note 6)	1,286,878	—	—
Forward foreign currency contracts (Note 7)	618,277	—	—
Net change in unrealized appreciation (depreciation)	(72,032,865)	(56,559,673)	(6,776,000)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(98,761,170)	(53,618,610)	(12,639,557)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(96,887,313)	$(51,594,547)	$(10,918,926)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018	(Unaudited)	2018
OPERATIONS
Net investment income (loss)	$(3,474,219)	$(7,980,352)	$1,512,687	$1,623,165
Net realized gain (loss)	115,726,362	189,010,520	9,638,533	11,789,560
Net change in unrealized appreciation (depreciation)	(263,182,085)	301,958,936	(52,687,211)	63,268,737
Increase (Decrease) in Net Assets from Operations	(150,929,942)	482,989,104	(41,535,991)	76,681,462
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(31,938,093)	(23,141,509)	(4,982,976)	(643,925)
Investor Shares	(170,284,290)	(120,503,157)	(11,627,698)	(1,422,429)
Advisor Shares	(633,523)	(469,496)	(152,574)	(9,268)
Total Distributions from earnings (Note 9)	(202,855,906)	(144,114,162)	(16,763,248)	(2,075,622)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	67,159,014	55,826,305	7,471,943	24,771,706
Investor Shares	129,154,294	242,524,550	20,004,885	24,311,427
Advisor Shares	831,827	1,099,275	103,418	746,297
Reinvestment of distributions:
Institutional Shares	25,119,009	18,263,760	4,128,381	294,182
Investor Shares	158,805,932	113,405,269	6,006,030	278,371
Advisor Shares	570,681	435,592	131,607	8,519
Redemption of shares:
Institutional Shares	(50,080,446)	(112,225,735)	(10,149,404)	(14,207,288)
Investor Shares	(275,142,009)	(352,089,999)	(16,494,063)	(73,507,427)
Advisor Shares	(1,233,737)	(1,740,283)	(2,105,046)	(1,163,850)
Redemption fees:
Institutional Shares	38	311	—	3
Investor Shares	1,755	1,329	—	82
Advisor Shares	5	96	—	95
Increase (Decrease) from Capital Share Transactions	55,186,363	(34,499,530)	9,097,751	(38,467,883)
Increase (Decrease) in Net Assets	(298,599,485)	304,375,412	(49,201,488)	36,137,957
NET ASSETS
Beginning of period	2,070,829,198	1,766,453,786	453,771,371	417,633,414
End of period	$1,772,229,713	$2,070,829,198	$404,569,883	$453,771,371
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,856,304	2,520,724	339,868	1,176,283
Investor Shares	5,520,081	11,032,342	938,298	1,192,054
Advisor Shares	36,872	50,292	4,666	34,532
Reinvestment of distributions:
Institutional Shares	1,280,929	865,991	213,265	14,123
Investor Shares	8,190,094	5,423,494	309,491	13,383
Advisor Shares	31,185	21,867	6,780	409
Redemption of shares:
Institutional Shares	(2,188,948)	(5,087,579)	(482,102)	(683,544)
Investor Shares	(11,755,655)	(16,142,426)	(774,000)	(3,549,882)
Advisor Shares	(55,550)	(84,091)	(95,943)	(56,568)
Increase (Decrease) in shares outstanding	3,915,312	(1,399,386)	460,323	(1,859,210)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018	(Unaudited)	2018
OPERATIONS
Net investment income (loss)	$869,755	$1,770,507	$(253,207)	$(605,520)
Net realized gain (loss)	4,098,322	10,709,083	12,644,648	29,170,107
Net change in unrealized appreciation (depreciation)	(9,561,396)	(2,043,861)	(55,376,519)	78,562,772
Increase (Decrease) in Net Assets from Operations	(4,593,319)	10,435,729	(42,985,078)	107,127,359
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(3,193,391)	(1,429,024)	(14,400,651)	(4,421,769)
Investor Shares	(7,602,287)	(3,809,361)	(4,531,789)	(802,354)
Advisor Shares	(116,184)	(102,967)	(7,216,074)	(3,143,772)
Total Distributions from earnings (Note 9)	(10,911,862)	(5,341,352)	(26,148,514)	(8,367,895)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	340,523	3,800,667	102,882,766	122,220,935
Investor Shares	843,715	3,156,796	51,908,702	79,916,263
Advisor Shares	37,359	11,604	14,632,910	32,423,797
Reinvestment of distributions:
Institutional Shares	2,989,783	1,168,517	10,630,757	3,046,077
Investor Shares	3,402,230	1,369,084	4,159,852	658,241
Advisor Shares	105,165	98,704	6,736,941	2,961,244
Redemption of shares:
Institutional Shares	(3,144,988)	(7,864,535)	(22,923,119)	(29,645,324)
Investor Shares	(3,604,638)	(23,608,528)	(16,818,003)	(25,813,176)
Advisor Shares	(99,635)	(1,561,239)	(21,625,442)	(29,567,360)
Redemption fees:
Institutional Shares	—	—	29	379
Investor Shares	—	20	1,425	848
Advisor Shares	1	—	52	759
Increase (Decrease) from Capital Share Transactions	869,515	(23,428,910)	129,586,870	156,202,683
Increase (Decrease) in Net Assets	(14,635,666)	(18,334,533)	60,453,278	254,962,147
NET ASSETS
Beginning of period	95,564,551	113,899,084	685,105,333	430,143,186
End of period	$80,928,885	$95,564,551	$745,558,611	$685,105,333
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	22,776	264,042	4,525,352	5,634,586
Investor Shares	64,812	218,695	2,273,268	3,662,250
Advisor Shares	3,095	800	635,121	1,527,066
Reinvestment of distributions:
Institutional Shares	242,198	80,076	505,024	144,982
Investor Shares	277,277	93,297	199,801	31,616
Advisor Shares	8,545	6,755	329,274	144,240
Redemption of shares:
Institutional Shares	(232,448)	(546,258)	(1,006,762)	(1,402,766)
Investor Shares	(252,731)	(1,629,814)	(747,898)	(1,177,511)
Advisor Shares	(6,699)	(108,542)	(965,382)	(1,445,494)
Increase (Decrease) in shares outstanding	126,825	(1,620,949)	5,747,798	7,118,969

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018 *	(Unaudited)	2018
OPERATIONS
Net investment income (loss)	$(802)	$(12,997)	$(1,771,333)	$(3,827,917)
Net realized gain (loss)	(33,115)	87,029	42,130,181	16,272,365
Net change in unrealized appreciation (depreciation)	(3,150,944)	1,457,376	(158,271,972)	110,459,513
Increase (Decrease) in Net Assets from Operations	(3,184,861)	1,531,408	(117,913,124)	122,903,961
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(251,515)	—	(18,857,505)	(6,328,426)
Investor Shares	(28,594)	—	(20,274,986)	(6,317,788)
Advisor Shares	—	—	(736,847)	(287,248)
Total Distributions from earnings (Note 9)	(280,109)	—	(39,869,338)	(12,933,462)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	32,646,491	—	59,360,781	251,107,663
Investor Shares	4,840,160	20,644,989	45,107,338	141,526,587
Advisor Shares	—	—	2,139,208	3,086,119
Reinvestment of distributions:
Institutional Shares	175,744	—	17,134,301	5,632,861
Investor Shares	6,330	—	13,467,350	3,636,951
Advisor Shares	—	—	472,665	199,271
Redemption of shares:
Institutional Shares	(4,194,821)	—	(61,598,521)	(48,046,237)
Investor Shares	(24,846,048)	(798,980)	(52,615,810)	(60,450,109)
Advisor Shares	—	—	(3,255,460)	(20,641,592)
Redemption fees:
Institutional Shares	—	—	331	9,528
Investor Shares	—	77	6	316
Advisor Shares	—	—	297	120
Increase (Decrease) from Capital Share Transactions	8,627,856	19,846,086	20,212,486	276,061,478
Increase (Decrease) in Net Assets	5,162,886	21,377,494	(137,569,976)	386,031,977
NET ASSETS
Beginning of period	21,377,494	—	919,684,074	533,652,097
End of period	$26,540,380	$21,377,494	$782,114,098	$919,684,074
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,814,504	—	1,500,331	6,841,265
Investor Shares	409,251	1,955,128	2,315,330	7,365,046
Advisor Shares	—	—	110,900	171,520
Reinvestment of distributions:
Institutional Shares	17,435	—	504,201	150,581
Investor Shares	629	—	789,396	194,006
Advisor Shares	—	—	29,009	11,119
Redemption of shares:
Institutional Shares	(397,902)	—	(1,611,787)	(1,259,137)
Investor Shares	(2,071,276)	(72,793)	(2,750,454)	(3,155,860)
Advisor Shares	—	—	(172,393)	(1,183,625)
Increase (Decrease) in shares outstanding	772,641	1,882,335	714,533	9,134,915

*	Commenced operations October 2, 2017. The information presented is for the period from October 2, 2017 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		GLOBAL LEADERS FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018	(Unaudited)	2018
OPERATIONS
Net investment income (loss)	$5,800,395	$5,201,123	$(1,878)	$334,758
Net realized gain (loss)	74,631,841	90,515,972	(1,725,006)	870,610
Net change in unrealized appreciation (depreciation)	(271,611,260)	48,605,436	(10,606,834)	7,505,020
Increase (Decrease) in Net Assets from Operations	(191,179,024)	144,322,531	(12,333,718)	8,710,388
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(61,245,393)	(16,278,424)	(320,277)	—
Investor Shares	(69,753,988)	(35,639,963)	(26,825)	(43,629)
Advisor Shares	(2,165,335)	(920,082)	—	—
Total Distributions from earnings (Note 9)	(133,164,716)	(52,838,469)	(347,102)	(43,629)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	237,495,030	91,821,131	145,565,326	—
Investor Shares	25,246,495	129,081,238	53,083,279	41,258,390
Advisor Shares	1,344,281	4,185,998	—	—
Reinvestment of distributions:
Institutional Shares	41,165,697	11,905,214	87,785	—
Investor Shares	44,121,355	21,281,919	14,683	19,205
Advisor Shares	2,090,046	890,719	—	—
Redemption of shares:
Institutional Shares	(96,226,843)	(61,182,890)	(11,198,362)	—
Investor Shares	(271,684,381)	(172,896,660)	(121,482,036)	(3,185,671)
Advisor Shares	(5,977,223)	(6,814,344)	—	—
Redemption fees:
Institutional Shares	1,203	83	—	—
Investor Shares	6	836	2	—
Advisor Shares	158	34	—	—
Increase (Decrease) from Capital Share Transactions	(22,424,176)	18,273,278	66,070,677	38,091,924
Increase (Decrease) in Net Assets	(346,767,916)	109,757,340	53,389,857	46,758,683
NET ASSETS
Beginning of period	1,310,085,851	1,200,328,511	86,112,456	39,353,773
End of period	$963,317,935	$1,310,085,851	$139,502,313	$86,112,456
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	8,214,133	3,252,145	10,977,432	—
Investor Shares	963,262	4,590,806	3,778,083	3,053,558
Advisor Shares	48,174	147,739	—	—
Reinvestment of distributions:
Institutional Shares	1,856,445	416,146	7,172	—
Investor Shares	1,989,311	744,919	1,200	1,474
Advisor Shares	94,809	31,366	—	—
Redemption of shares:
Institutional Shares	(3,702,313)	(2,158,295)	(887,122)	—
Investor Shares	(9,652,829)	(6,120,611)	(9,102,494)	(246,142)
Advisor Shares	(220,333)	(242,164)	—	—
Increase (Decrease) in shares outstanding	(409,341)	662,051	4,774,271	2,808,890

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018	(Unaudited)	2018
OPERATIONS
Net investment income (loss)	$1,657,156	$2,931,790	$2,431,743	$3,248,105
Net realized gain (loss)	(1,322,734)	(512,406)	(1,453,198)	(1,077,288)
Net change in unrealized appreciation (depreciation)	1,199,645	(2,578,104)	662,712	(1,564,891)
Increase (Decrease) in Net Assets from Operations	1,534,067	(158,720)	1,641,257	605,926
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(2,420,955)	(3,247,038)
Investor Shares	(1,498,506)	(2,930,957)	(50,491)	(80,086)
Advisor Shares	(39,564)	(80,947)	—	—
Total Distributions from earnings (Note 9)	(1,538,070)	(3,011,904)	(2,471,446)	(3,327,124)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	61,773,973	42,259,249
Investor Shares	19,626,266	27,591,617	911,074	865,839
Advisor Shares	847	42,334	—	—
Reinvestment of distributions:
Institutional Shares	—	—	754,054	914,158
Investor Shares	434,946	776,065	34,355	50,718
Advisor Shares	21,045	44,524	—	—
Redemption of shares:
Institutional Shares	—	—	(7,306,217)	(26,826,272)
Investor Shares	(17,490,720)	(32,172,093)	(143,259)	(896,218)
Advisor Shares	(290,531)	(307,597)	—	—
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	2,301,853	(4,025,150)	56,023,980	16,367,474
Increase (Decrease) in Net Assets	2,297,850	(7,195,774)	55,193,791	13,646,276
NET ASSETS
Beginning of period	128,842,682	136,038,456	123,999,760	110,353,484
End of period	$131,140,532	$128,842,682	$179,193,551	$123,999,760
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	6,391,074	4,246,452
Investor Shares	1,905,957	2,634,707	93,735	86,723
Advisor Shares	84	4,147	—	—
Reinvestment of distributions:
Institutional Shares	—	—	77,935	92,154
Investor Shares	42,231	74,019	3,547	5,106
Advisor Shares	2,088	4,334	—	—
Redemption of shares:
Institutional Shares	—	—	(754,944)	(2,694,044)
Investor Shares	(1,698,165)	(3,073,377)	(14,848)	(90,812)
Advisor Shares	(28,762)	(29,898)	—	—
Increase (Decrease) in shares outstanding	223,433	(386,068)	5,796,499	1,645,579

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	STRATEGIC BOND FUND		SUSTAINABLE BOND FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018	(Unaudited)	2018 *
OPERATIONS
Net investment income (loss)	$2,808,799	$3,738,451	$1,123,957	$612,584
Net realized gain (loss)	(297,609)	126,593	(517,700)	(95,567)
Net change in unrealized appreciation (depreciation)	(2,326,277)	(1,633,800)	361,663	(758,985)
Increase (Decrease) in Net Assets from Operations	184,913	2,231,244	967,920	(241,968)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,962,175)	(3,754,542)	(803,316)	—
Investor Shares	(9,549)	(5,508)	(340,623)	(607,063)
Total Distributions from earnings (Note 9)	(2,971,724)	(3,760,050)	(1,143,939)	(607,063)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	55,513,322	75,949,692	88,417,567	—
Investor Shares	1,227,496	3,026	12,886,655	58,724,426
Reinvestment of distributions:
Institutional Shares	596,898	715,397	97,034	—
Investor Shares	9,491	5,481	107,249	87,382
Redemption of shares:
Institutional Shares	(13,623,653)	(48,641,279)	(4,566,085)	—
Investor Shares	(377,577)	(40,830)	(58,357,980)	(3,671,592)
Redemption fees:
Institutional Shares	150	1,150	—	—
Investor Shares	40	—	—	300
Increase (Decrease) from Capital Share Transactions	43,346,167	27,992,637	38,584,440	55,140,516
Increase (Decrease) in Net Assets	40,559,356	26,463,831	38,408,421	54,291,485
NET ASSETS
Beginning of period	141,363,597	114,899,766	54,291,485	—
End of period	$181,922,953	$141,363,597	$92,699,906	$54,291,485
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,845,692	7,918,222	9,201,855	—
Investor Shares	129,585	316	1,331,993	5,962,310
Reinvestment of distributions:
Institutional Shares	63,102	74,680	10,123	—
Investor Shares	1,007	572	11,147	8,943
Redemption of shares:
Institutional Shares	(1,438,047)	(5,081,400)	(476,257)	—
Investor Shares	(39,591)	(4,245)	(6,070,218)	(376,045)
Increase (Decrease) in shares outstanding	4,561,748	2,908,145	4,008,643	5,595,208

*	Commenced operations August 7, 2017. Information presented is for the period from August 7, 2017 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX-EXEMPT BOND FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018	(Unaudited)	2018
OPERATIONS
Net investment income (loss)	$2,374,658	$4,460,151	$8,750,201	$10,089,671
Net realized gain (loss)	(754,754)	(208,324)	(1,857,354)	(1,355,285)
Net change in unrealized appreciation (depreciation)	321,921	(1,885,045)	1,109,181	18,081
Increase (Decrease) in Net Assets from Operations	1,941,825	2,366,782	8,002,028	8,752,467
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(5,102,334)	—
Investor Shares	(2,374,551)	(4,460,151)	(3,656,715)	(10,089,715)
Total Distributions from earnings (Note 9)	(2,374,551)	(4,460,151)	(8,759,049)	(10,089,715)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	649,111,106	—
Investor Shares	23,602,615	35,879,457	77,039,300	246,120,438
Reinvestment of distributions:
Institutional Shares	—	—	939,410	—
Investor Shares	712,230	1,054,555	811,104	2,167,523
Redemption of shares:
Institutional Shares	—	—	(65,465,266)	—
Investor Shares	(25,965,437)	(35,128,638)	(475,918,616)	(64,647,222)
Redemption fees:
Institutional Shares	—	—	350	—
Investor Shares	—	—	300	398
Increase (Decrease) from Capital Share Transactions	(1,650,592)	1,805,374	186,517,688	183,641,137
Increase (Decrease) in Net Assets	(2,083,318)	(287,995)	185,760,667	182,303,889
NET ASSETS
Beginning of period	181,230,372	181,518,367	439,906,030	257,602,141
End of period	$179,147,054	$181,230,372	$625,666,697	$439,906,030
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	65,948,569	—
Investor Shares	2,261,708	3,393,000	7,789,685	24,817,937
Reinvestment of distributions:
Institutional Shares	—	—	95,440	—
Investor Shares	68,190	99,934	82,181	218,428
Redemption of shares:
Institutional Shares	—	—	(6,672,251)	—
Investor Shares	(2,488,407)	(3,327,151)	(48,326,774)	(6,517,455)
Increase (Decrease) in shares outstanding	(158,509)	165,783	18,916,850	18,518,910

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018	(Unaudited)	2018
OPERATIONS
Net investment income (loss)	$3,660,396	$6,217,564	$(1,225,119)	$13,288,431
Net realized gain (loss)	(2,613,342)	(4,400,444)	26,426,266	89,857,660
Net change in unrealized appreciation (depreciation)	3,378,354	(1,464,547)	(140,611,619)	(45,676,197)
Increase (Decrease) in Net Assets from Operations	4,425,408	352,573	(115,410,472)	57,469,894
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(4,442,943)	(7,958,014)	(74,718,358)	(11,440,046)
Investor Shares	(4,508)	(9,960)	(1,440,449)	(101,939)
Advisor Shares	—	—	(877,353)	(150,711)
Total Distributions from earnings (Note 9)	(4,447,451)	(7,967,974)	(77,036,160)	(11,692,696)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	26,858,000	39,751,492	59,199,326	339,470,651
Investor Shares	63,317	216,903	5,198,756	11,622,830
Advisor Shares	—	—	432,476	16,766,170
Reinvestment of distributions:
Institutional Shares	612,008	1,241,725	54,307,923	7,878,218
Investor Shares	4,508	9,914	1,336,888	90,587
Advisor Shares	—	—	832,723	144,260
Redemption of shares:
Institutional Shares	(32,813,997)	(75,445,993)	(260,715,923)	(641,379,961)
Investor Shares	(120,945)	(638,352)	(4,428,693)	(4,408,236)
Advisor Shares	—	—	(4,524,422)	(14,664,337)
Redemption fees:
Institutional Shares	—	—	50	1,843
Investor Shares	—	—	—	55
Advisor Shares	—	—	—	5
Increase (Decrease) from Capital Share Transactions	(5,397,109)	(34,864,311)	(148,360,896)	(284,477,915)
Increase (Decrease) in Net Assets	(5,419,152)	(42,479,712)	(340,807,528)	(238,700,717)
NET ASSETS
Beginning of period	300,963,473	343,443,185	955,897,870	1,194,598,587
End of period	$295,544,321	$300,963,473	$615,090,342	$955,897,870
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,799,694	4,037,680	5,203,033	26,506,741
Investor Shares	6,595	22,023	444,377	908,527
Advisor Shares	—	—	36,782	1,340,426
Reinvestment of distributions:
Institutional Shares	63,794	126,980	5,614,751	614,047
Investor Shares	470	1,011	138,631	7,066
Advisor Shares	—	—	87,135	11,332
Redemption of shares:
Institutional Shares	(3,429,588)	(7,741,968)	(23,626,578)	(50,042,495)
Investor Shares	(12,584)	(64,569)	(395,867)	(344,483)
Advisor Shares	—	—	(388,254)	(1,166,163)
Increase (Decrease) in shares outstanding	(571,619)	(3,618,843)	(12,885,990)	(22,165,002)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY –
	WMC JAPAN ALPHA		SOMERSET EMERGING
	OPPORTUNITIES FUND		MARKETS FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2018	June 30,	2018	June 30,
	(Unaudited)	2018	(Unaudited)	2018
OPERATIONS
Net investment income (loss)	$1,873,857	$9,903,665	$2,024,063	$10,115,149
Net realized gain (loss)	(26,728,305)	120,194,165	2,941,063	(780,021)
Net change in unrealized appreciation (depreciation)	(72,032,865)	(108,585,352)	(56,559,673)	(8,868,079)
Increase (Decrease) in Net Assets from Operations	(96,887,313)	21,512,478	(51,594,547)	467,049
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(117,538,389)	(89,654,329)	(8,210,572)	(4,634,486)
Investor Shares	(563,805)	(275,411)	(1,023,238)	(1,520,480)
Advisor Shares	(79,772)	(29,957)	(5,109)	(1,572)
Total Distributions from earnings (Note 9)	(118,181,966)	(89,959,697)	(9,238,919)	(6,156,538)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,515,886	695,456,636	22,135,137	268,323,043
Investor Shares	69,901	1,836,749	6,134,405	12,555,778
Advisor Shares	120,059	9,524	2,008	15,769
Reinvestment of distributions:
Institutional Shares	116,522,820	24,849,668	2,455,975	1,577,593
Investor Shares	452,242	224,178	889,506	1,425,207
Advisor Shares	78,535	29,197	5,109	1,571
Redemption of shares:
Institutional Shares	(1,128,187,833)	(150,105,105)	(296,490,548)	(139,753,965)
Investor Shares	(528,772)	(2,238,481)	(13,065,017)	(177,784,349)
Advisor Shares	(158,054)	(137,976)	(2,358)	(104,083)
Redemption fees:
Institutional Shares	201	60	365	87
Investor Shares	—	40	—	—
Advisor Shares	—	1	—	—
Increase (Decrease) from Capital Share Transactions	(1,000,115,015)	569,924,491	(277,935,418)	(33,743,349)
Increase (Decrease) in Net Assets	(1,215,184,294)	501,477,272	(338,768,884)	(39,432,838)
NET ASSETS
Beginning of period	1,490,332,885	988,855,613	551,813,540	591,246,378
End of period	$275,148,591	$1,490,332,885	$213,044,656	$551,813,540
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,111,378	59,396,066	2,364,521	23,671,478
Investor Shares	7,297	154,623	656,993	1,152,310
Advisor Shares	11,290	827	216	1,423
Reinvestment of distributions:
Institutional Shares	17,138,897	2,187,471	291,338	142,382
Investor Shares	67,337	19,821	105,642	128,745
Advisor Shares	11,801	2,602	603	141
Redemption of shares:
Institutional Shares	(113,527,515)	(13,150,538)	(32,072,525)	(12,830,641)
Investor Shares	(59,148)	(202,674)	(1,433,481)	(15,549,972)
Advisor Shares	(18,157)	(12,053)	(252)	(9,249)
Increase (Decrease) in shares outstanding	(95,256,820)	48,396,145	(30,086,945)	(3,293,383)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY –
	BEUTEL GOODMAN
	LARGE-CAP VALUE FUND
	Six Months Ended	Fiscal
	December 31,	Year Ended
	2018	June 30,
	(Unaudited)	2018 *
OPERATIONS
Net investment income (loss)	$1,720,631	$664,783
Net realized gain (loss)	(5,863,557)	(418,544)
Net change in unrealized appreciation (depreciation)	(6,776,000)	(3,907,453)
Increase (Decrease) in Net Assets from Operations	(10,918,926)	(3,661,214)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(4,272,002)	—
Total Distributions from earnings (Note 9)	(4,272,002)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	92,753,385	158,358,440
Reinvestment of distributions:
Institutional Shares	1,717,764	—
Redemption of shares:
Institutional Shares	(42,764,138)	(3,694,661)
Redemption fees:
Institutional Shares	782	1,396
Increase (Decrease) from Capital Share Transactions	51,707,793	154,665,175
Increase (Decrease) in Net Assets	36,516,865	151,003,961
NET ASSETS
Beginning of period	151,003,961	—
End of period	$187,520,826	$151,003,961
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	9,505,227	16,152,897
Reinvestment of distributions:
Institutional Shares	185,951	—
Redemption of shares:
Institutional Shares	(4,689,754)	(386,509)
Increase (Decrease) in shares outstanding	5,001,424	15,766,388

*	Commenced operations February 13, 2018. Information presented is for the period from February 13, 2018 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/18	12/31/18	$23.91	(0.03)	(1.81)	(1.84)	—	(2.45)	(2.45)	$19.62	(7.68)%	$275,667		(0.21)%	0.70%	0.70%	11%
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434		(0.29)	0.71	0.71	25
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592		(0.16)	0.72	0.72	40
07/01/15	06/30/16	20.33	(0.02)	0.13	0.11	—	(1.28)	(1.28)	19.16	0.49	253,640		(0.12)	0.72	0.72	24
07/01/14	06/30/15	19.10	0.02	1.82	1.84	—	(0.61)	(0.61)	20.33	9.73	259,098		0.09	0.72	0.72	24
07/01/13	06/30/14	16.22	—	2.99	2.99	—	(0.11)	(0.11)	19.10	18.46	233,627		0.03	0.74	0.74	25

Investor Shares*
07/01/18	12/31/18	23.69	(0.04)	(1.81)	(1.85)	—	(2.45)	(2.45)	19.39	(7.80)	1,491,285		(0.36)	0.85	0.85	11
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383		(0.31)	0.87	0.87	40
07/01/15	06/30/16	20.26	(0.05)	0.13	0.08	—	(1.28)	(1.28)	19.06	0.34	1,916,472		(0.27)	0.87	0.87	24
07/01/14	06/30/15	19.07	(0.01)	1.81	1.80	—	(0.61)	(0.61)	20.26	9.54	2,143,325		(0.06)	0.87	0.87	24
07/01/13	06/30/14	16.21	(0.02)	2.99	2.97	—	(0.11)	(0.11)	19.07	18.35	2,497,036		(0.12)	0.89	0.89	25

Advisor Shares*
07/01/18	12/31/18	22.53	(0.07)	(1.71)	(1.78)	—	(2.45)	(2.45)	18.30	(7.89)	5,277		(0.61)	1.10	1.10	11
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479		(0.56)	1.12	1.12	40
07/01/15	06/30/16	19.60	(0.10)	0.13	0.03	—	(1.28)	(1.28)	18.35	0.09	33,304		(0.52)	1.12	1.12	24
07/01/14	06/30/15	18.51	(0.06)	1.76	1.70	—	(0.61)	(0.61)	19.60	9.28	44,587		(0.31)	1.12	1.12	24
07/01/13	06/30/14	15.78	(0.07)	2.91	2.84	—	(0.11)	(0.11)	18.51	18.02	48,632		(0.37)	1.14	1.14	25

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/18	12/31/18	21.94	0.09	(2.08)	(1.99)	(0.08)	(0.74)	(0.82)	19.13	(9.07)	115,729		0.76	0.57	0.57	9
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431		0.61	0.73	0.73	15
07/01/15	06/30/16	15.92	0.11	(0.77)	(0.66)	(0.11)	—	(0.11)	15.15	(4.16)	24,012		0.71	0.73	0.73	15
07/01/14	06/30/15	14.81	0.12	1.08	1.20	(0.09)	—	(0.09)	15.92	8.09	4,240		0.76	0.76	0.76	7
07/01/13	06/30/14	12.28	0.09	2.49	2.58	(0.05)	—	(0.05)	14.81	21.06	3,126		0.66	0.82	0.81	15

Investor Shares*
07/01/18	12/31/18	21.90	0.07	(2.07)	(2.00)	(0.05)	(0.74)	(0.79)	19.11	(9.15)	284,827		0.61	0.72	0.72	9
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360		0.46	0.88	0.88	15
07/01/15	06/30/16	15.89	0.08	(0.76)	(0.68)	(0.09)	—	(0.09)	15.12	(4.30)	306,456		0.56	0.88	0.88	15
07/01/14	06/30/15	14.79	0.10	1.07	1.17	(0.07)	—	(0.07)	15.89	7.92	268,569		0.61	0.91	0.91	7
07/01/13	06/30/14	12.28	0.07	2.48	2.55	(0.04)	—	(0.04)	14.79	20.78	162,615		0.51	0.97	0.96	15

Advisor Shares*
07/01/18	12/31/18	21.91	0.04	(2.07)	(2.03)	—	(0.74)	(0.74)	19.14	(9.30)	4,013		0.36	0.97	0.97	9
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842		0.21	1.13	1.13	15
07/01/15	06/30/16	15.88	0.05	(0.77)	(0.72)	(0.04)	—	(0.04)	15.12	(4.56)	7,168		0.31	1.13	1.13	15
07/01/14	06/30/15	14.77	0.06	1.07	1.13	(0.02)	—	(0.02)	15.88	7.68	11,540		0.36	1.16	1.16	7
07/01/13	06/30/14	12.28	0.04	2.48	2.52	(0.03)	—	(0.03)	14.77	20.52	14,831		0.26	1.22	1.21	15

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/18	12/31/18	$14.41	0.14	(0.87)	(0.73)	(0.13)	(1.58)	(1.71)	$11.97	(5.27)%	$23,636		1.92%	0.79%	0.79%	9%
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587		1.94	0.77	0.77	7
07/01/15	06/30/16	13.14	0.28	(0.13)	0.15	(0.29)	(0.13)	(0.42)	12.87	1.31	13,840		2.24	0.75	0.75	17
07/01/14	06/30/15	13.70	0.29	0.08	0.37	(0.30)	(0.63)	(0.93)	13.14	2.60	18,134		2.16	0.75	0.75	18
07/01/13	06/30/14	12.16	0.29	1.99	2.28	(0.29)	(0.45)	(0.74)	13.70	19.30	17,663		2.23	0.77	0.77	32

Investor Shares*
07/01/18	12/31/18	14.40	0.13	(0.86)	(0.73)	(0.12)	(1.58)	(1.70)	11.97	(5.27)	56,338		1.77	0.94	0.94	9
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7
07/01/15	06/30/16	13.13	0.26	(0.13)	0.13	(0.27)	(0.13)	(0.40)	12.86	1.15	112,116		2.09	0.90	0.90	17
07/01/14	06/30/15	13.69	0.27	0.08	0.35	(0.28)	(0.63)	(0.91)	13.13	2.45	183,001		2.01	0.90	0.90	18
07/01/13	06/30/14	12.16	0.27	1.98	2.25	(0.27)	(0.45)	(0.72)	13.69	19.04	180,372		2.08	0.92	0.92	32

Advisor Shares*
07/01/18	12/31/18	14.40	0.11	(0.87)	(0.76)	(0.10)	(1.58)	(1.68)	11.96	(5.47)	954		1.52	1.19	1.19	9
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7
07/01/15	06/30/16	13.11	0.23	(0.13)	0.10	(0.24)	(0.13)	(0.37)	12.84	0.90	2,980		1.84	1.15	1.15	17
07/01/14	06/30/15	13.67	0.24	0.07	0.31	(0.24)	(0.63)	(0.87)	13.11	2.19	3,148		1.76	1.15	1.15	18
07/01/13	06/30/14	12.14	0.24	1.98	2.22	(0.24)	(0.45)	(0.69)	13.67	18.79	3,298		1.83	1.17	1.17	32

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/18	12/31/18	23.02	0.01	(1.22)	(1.21)	—	(0.78)	(0.78)	21.03	(5.26)	422,253		0.07	0.72	0.72	15
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41
07/01/15	06/30/16	15.69	(0.02)	1.13	1.11	—	(0.75)	(0.75)	16.05	7.17	122,008		(0.11)	0.74	0.74	30
07/01/14	06/30/15	14.11	(0.02)	1.91	1.89	—	(0.31)	(0.31)	15.69	13.50	67,789		(0.11)	0.75	0.75	37
07/01/13	06/30/14	11.64	—	2.61	2.61	—	(0.14)	(0.14)	14.11	22.51	30,374		(0.01)	0.77	0.77	30

Investor Shares*
07/01/18	12/31/18	22.79	(0.01)	(1.21)	(1.22)	—	(0.78)	(0.78)	20.79	(5.36)	129,119		(0.08)	0.87	0.87	15
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41
07/01/15	06/30/16	15.61	(0.04)	1.12	1.08	—	(0.75)	(0.75)	15.94	7.01	25,676		(0.26)	0.89	0.89	30
07/01/14	06/30/15	14.06	(0.04)	1.90	1.86	—	(0.31)	(0.31)	15.61	13.34	11,206		(0.26)	0.90	0.90	37
07/01/13	06/30/14	11.62	(0.02)	2.60	2.58	—	(0.14)	(0.14)	14.06	22.29	46,823		(0.16)	0.92	0.92	30

Advisor Shares*
07/01/18	12/31/18	22.44	(0.04)	(1.18)	(1.22)	—	(0.78)	(0.78)	20.44	(5.44)	194,186		(0.33)	1.12	1.12	15
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41
07/01/15	06/30/16	15.50	(0.08)	1.11	1.03	—	(0.75)	(0.75)	15.78	6.73	201,727		(0.51)	1.14	1.14	30
07/01/14	06/30/15	14.00	(0.07)	1.88	1.81	—	(0.31)	(0.31)	15.50	13.03	137,410		(0.51)	1.15	1.15	37
07/01/13	06/30/14	11.60	(0.05)	2.59	2.54	—	(0.14)	(0.14)	14.00	21.99	132,846		(0.41)	1.17	1.17	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/02/18^	12/31/18	$11.42	—	(1.31)	(1.31)	—	(0.11)	(0.11)	$10.00	(11.45)%	$24,333		0.07%	0.70%	1.09%	29%

Investor Shares*
07/01/18	12/31/18	11.36	—	(1.26)	(1.26)	—	(0.11)	(0.11)	9.99	(11.07)	2,207		(0.08)	0.85	1.24	29
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/18	12/31/18	40.64	(0.06)	(5.08)	(5.14)	(0.18)	(1.59)	(1.77)	33.73	(12.66)	365,559		(0.30)	0.98	0.98	26
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615		(0.49)	0.98	0.98	22
07/01/15	06/30/16	35.91	(0.14)	0.51	0.37	—	(5.09)	(5.09)	31.19	1.61	17,037		(0.45)	0.98	0.98	32
07/01/14	06/30/15	35.85	(0.18)	4.45	4.27	—	(4.21)	(4.21)	35.91	12.98	12,841		(0.51)	0.99	0.99	28
07/01/13	06/30/14	31.67	(0.22)	6.08	5.86	—	(1.68)	(1.68)	35.85	18.59	8,497		(0.63)	1.01	1.01	19

Investor Shares*
07/01/18	12/31/18	20.34	(0.05)	(2.52)	(2.57)	(0.08)	(0.80)	(0.88)	16.89	(12.69)	401,757		(0.45)	1.13	1.13	26
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22
07/01/15	06/30/16	18.05	(0.10)	0.26	0.16	—	(2.56)	(2.56)	15.65	1.43	268,390		(0.60)	1.13	1.13	32
07/01/14	06/30/15	18.04	(0.11)	2.24	2.13	—	(2.12)	(2.12)	18.05	12.86	262,426		(0.66)	1.14	1.14	28
07/01/13	06/30/14	15.96	(0.14)	3.07	2.93	—	(0.85)	(0.85)	18.04	18.42	285,287		(0.78)	1.16	1.16	19

Advisor Shares*
07/01/18	12/31/18	19.46	(0.07)	(2.43)	(2.50)	(0.04)	(0.76)	(0.80)	16.16	(12.84)	14,798		(0.70)	1.38	1.38	26
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22
07/01/15	06/30/16	17.35	(0.13)	0.26	0.13	—	(2.46)	(2.46)	15.02	1.27	9,704		(0.85)	1.38	1.38	32
07/01/14	06/30/15	17.39	(0.15)	2.15	2.00	—	(2.04)	(2.04)	17.35	12.54	6,348		(0.91)	1.39	1.39	28
07/01/13	06/30/14	15.43	(0.18)	2.96	2.78	—	(0.82)	(0.82)	17.39	18.07	7,300		(1.03)	1.41	1.41	19

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/18	12/31/18	29.16	0.14	(4.54)	(4.40)	(0.21)	(2.93)	(3.14)	21.62	(15.25)	442,209		1.01	0.96	0.96	24
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30
07/01/15	06/30/16	23.61	0.13	(0.44)	(0.31)	(0.10)	(0.45)	(0.55)	22.75	(1.17)	156,205		0.59	0.98	0.98	30
07/01/14	06/30/15	23.96	0.10	0.86	0.96	(0.14)	(1.17)	(1.31)	23.61	4.04	75,994		0.43	0.98	0.98	26
07/01/13	06/30/14	20.06	0.12	4.91	5.03	(0.19)	(0.94)	(1.13)	23.96	25.37	19,515		0.51	1.00	1.00	30

Investor Shares*
07/01/18	12/31/18	29.12	0.12	(4.53)	(4.41)	(0.16)	(2.93)	(3.09)	21.62	(15.31)	504,167		0.86	1.11	1.11	24
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30
07/01/15	06/30/16	23.59	0.10	(0.44)	(0.34)	(0.07)	(0.45)	(0.52)	22.73	(1.32)	774,547		0.44	1.13	1.13	30
07/01/14	06/30/15	23.94	0.07	0.86	0.93	(0.11)	(1.17)	(1.28)	23.59	3.90	748,003		0.28	1.13	1.13	26
07/01/13	06/30/14	20.06	0.08	4.90	4.98	(0.16)	(0.94)	(1.10)	23.94	25.13	567,799		0.36	1.15	1.15	30

Advisor Shares*
07/01/18	12/31/18	28.98	0.09	(4.50)	(4.41)	(0.09)	(2.93)	(3.02)	21.55	(15.40)	16,942		0.61	1.36	1.36	24
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30
07/01/15	06/30/16	23.48	0.04	(0.44)	(0.40)	(0.01)	(0.45)	(0.46)	22.62	(1.58)	52,883		0.19	1.38	1.38	30
07/01/14	06/30/15	23.87	0.01	0.85	0.86	(0.08)	(1.17)	(1.25)	23.48	3.61	58,583		0.03	1.38	1.38	26
07/01/13	06/30/14	20.01	0.02	4.89	4.91	(0.11)	(0.94)	(1.05)	23.87	24.83	21,416		0.11	1.40	1.40	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
10/31/18^	12/31/18	$13.13	—	(0.43)	(0.43)	(0.03)	—	(0.03)	$12.67	(3.25)%	$127,984		0.07%	0.75%	0.93%	18%

Investor Shares*
07/01/18	12/31/18	13.82	—	(1.12)	(1.12)	(0.03)	—	(0.03)	12.67	(8.08)	11,519		(0.04)	0.85	1.08	18
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354		0.39	0.85	1.16	35
07/01/15^	06/30/16	10.00	0.05	(0.40)	(0.35)	—	—	—	9.65	(3.50)	26,367		0.55	0.85	1.41	53

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/18	12/31/18	10.35	0.13	(0.01)	0.12	(0.12)	—	(0.12)	10.35	1.22	127,629		2.59	0.47	0.52	42
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62
07/01/15	06/30/16	10.63	0.20	0.22	0.42	(0.21)	(0.06)	(0.27)	10.78	3.99	137,900		1.92	0.43	0.50	68
07/01/14	06/30/15	10.74	0.19	(0.08)	0.11	(0.22)	—	(0.22)	10.63	1.01	140,006		1.78	0.45	0.50	130
07/01/13	06/30/14	10.85	0.17	0.12	0.29	(0.18)	(0.22)	(0.40)	10.74	2.66	207,371		1.54	0.52	0.52	162

Advisor Shares*
07/01/18	12/31/18	10.13	0.12	(0.01)	0.11	(0.11)	—	(0.11)	10.13	1.12	3,512		2.34	0.72	0.77	42
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62
07/01/15	06/30/16	10.42	0.17	0.21	0.38	(0.18)	(0.06)	(0.24)	10.56	3.71	8,972		1.67	0.68	0.75	68
07/01/14	06/30/15	10.53	0.16	(0.08)	0.08	(0.19)	—	(0.19)	10.42	0.78	9,608		1.53	0.70	0.75	130
07/01/13	06/30/14	10.65	0.14	0.11	0.25	(0.15)	(0.22)	(0.37)	10.53	2.36	12,613		1.29	0.77	0.77	162

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/18	12/31/18	9.78	0.16	(0.08)	0.08	(0.16)	—	(0.16)	9.70	0.80	175,796		3.22	0.49	0.49	66
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.46	83,854		2.55	0.51	0.51	218
10/30/14^	06/30/15	10.00	0.13	(0.19)	(0.06)	(0.11)	—	(0.11)	9.83	(0.60)	73,735		1.89	0.54	0.54	235

Investor Shares*
07/01/18	12/31/18	9.78	0.15	(0.08)	0.07	(0.15)	—	(0.15)	9.70	0.78	3,397		3.17	0.54	0.54	66
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.40	1,957		2.50	0.56	0.56	218
10/30/14^	06/30/15	10.00	0.12	(0.18)	(0.06)	(0.11)	—	(0.11)	9.83	(0.63)	9,081		1.84	0.59	0.59	235

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to								Ratios to Average
			Operations(a)			Shareholders From								Net Assets(b)
				Net
For a Share				Realized						Net		Net
Outstanding		Net Asset	Net	&						Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net			Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized			End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains		Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY STRATEGIC BOND FUND:

Institutional Shares*
07/01/18	12/31/18	$9.51	0.16	(0.14)	0.02	(0.17)	—		(0.17)	$9.36	0.20%	$180,860		3.42%	0.59%	0.59%	71%
07/01/17	06/30/18	9.61	0.27	(0.10)	0.17	(0.27)	—		(0.27)	9.51	1.80	141,150		2.85	0.70	0.67	200
07/01/16	06/30/17	9.47	0.23	0.14	0.37	(0.23)	—		(0.23)	9.61	3.92	114,651		2.39	0.70	0.72	259
07/01/15	06/30/16	9.83	0.30	(0.19)	0.11	(0.47)	—		(0.47)	9.47	1.18	39,211		3.21	0.70	0.73	288
10/31/14^	06/30/15	10.07	0.16	(0.35)	(0.19)	(0.05)	—		(0.05)	9.83	(1.85)	59,680		2.42	0.70	0.72	317

Investor Shares*
07/01/18	12/31/18	9.51	0.16	(0.14)	0.02	(0.17)	—		(0.17)	9.36	0.17	1,062		3.37	0.64	0.64	71
07/01/17	06/30/18	9.61	0.25	(0.10)	0.15	(0.25)	—		(0.25)	9.51	1.54	214		2.60	0.95	0.92	200
07/01/16	06/30/17	9.47	0.20	0.14	0.34	(0.20)	—		(0.20)	9.61	3.65	248		2.14	0.95	0.97	259
07/01/15	06/30/16	9.82	0.28	(0.20)	0.08	(0.43)	—		(0.43)	9.47	0.84	865		2.96	0.95	0.98	288
07/01/14	06/30/15	10.04	0.19	(0.37)	(0.18)	(0.04)	—		(0.04)	9.82	(1.80)	1,692		1.91	1.21	1.22	317
07/01/13	06/30/14	9.68	(0.01)	0.42	0.41	(0.05)	—		(0.05)	10.04	4.22	24,399		(0.07)	1.33	1.33	1,010

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/02/18^	12/31/18	9.70	0.14	(0.05)	0.09	(0.14)	—		(0.14)	9.65	0.97	84,322		2.99	0.55	0.52	21

Investor Shares*
07/01/18	12/31/18	9.70	0.14	(0.05)	0.09	(0.14)	—		(0.14)	9.65	0.95	8,378		2.94	0.60	0.57	21
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—		(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/18	12/31/18	10.50	0.14	(0.02)	0.12	(0.14)	—		(0.14)	10.48	1.13	179,147		2.60	0.49	0.49	21
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—		(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)		(0.27)	10.62	(0.27)	181,518		2.14	0.49	0.49	53
07/01/15	06/30/16	10.65	0.23	0.32	0.55	(0.23)	(0.05)		(0.28)	10.92	5.24	183,705		2.12	0.48	0.48	80
07/01/14	06/30/15	10.82	0.18	(0.12)	0.06	(0.18)	(0.05)		(0.23)	10.65	0.58	199,469		1.66	0.49	0.49	61
07/01/13	06/30/14	10.81	0.21	0.10	0.31	(0.21)	(0.09)		(0.30)	10.82	2.94	205,717		1.99	0.52	0.52	56

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/02/18^	12/31/18	9.90	0.16	(0.02)	0.14	(0.16)	—		(0.16)	9.88	1.46	586,313		3.35	0.43	0.43	43

Investor Shares*
07/01/18	12/31/18	9.90	0.16	(0.03)	0.13	(0.16)	—		(0.16)	9.87	1.36	39,354		3.30	0.48	0.48	43
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—		(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—		(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55
07/01/15	06/30/16	9.93	0.25	0.33	0.58	(0.25)	—		(0.25)	10.26	5.94	233,675		2.51	0.49	0.49	119
07/01/14	06/30/15	10.03	0.18	(0.10)	0.08	(0.18)	—		(0.18)	9.93	0.78	224,154		1.78	0.50	0.50	109
07/01/13	06/30/14	9.84	0.19	0.19	0.38	(0.19)	(—	)(e)	(0.19)	10.03	3.94	205,177		1.96	0.52	0.52	157

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/18	12/31/18	$9.65	0.12	0.04	0.16	(0.15)	—	(0.15)	$9.66	1.63%	$295,277		2.47%	0.47%	0.47%	132%
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)	(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414
07/01/15	06/30/16	10.06	0.22	0.21	0.43	(0.25)	(0.04)	(0.29)	10.20	4.32	377,908		2.12	0.45	0.45	244
07/01/14	06/30/15	10.16	0.27	0.01	0.28	(0.30)	(0.08)	(0.38)	10.06	2.74	206,299		2.68	0.47	0.47	147
05/13/14^	06/30/14	10.15	0.03	0.02	0.05	(0.04)	—	(0.04)	10.16	0.49	131,415		1.98	0.52	0.52	88

Investor Shares*
07/01/18	12/31/18	9.66	0.12	0.02	0.14	(0.14)	—	(0.14)	9.66	1.50	268		2.42	0.52	0.52	132
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)	(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414
07/01/15	06/30/16	10.06	0.21	0.22	0.43	(0.24)	(0.04)	(0.28)	10.21	4.33	1,793		2.07	0.50	0.50	244
07/01/14	06/30/15	10.16	0.27	—	0.27	(0.29)	(0.08)	(0.37)	10.06	2.68	28,649		2.63	0.52	0.52	147
12/26/13^	06/30/14	10.00	0.10	0.16	0.26	(0.10)	—	(0.10)	10.16	2.62	67,776		1.93	0.57	0.57	88

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/18	12/31/18	12.42	(0.02)	(1.62)	(1.64)	(0.20)	(0.98)	(1.18)	9.60	(13.18)	594,177		(0.28)	1.09	1.09	14
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27
07/01/15	06/30/16	10.20	0.13	(0.40)	(0.27)	(0.03)	—	(0.03)	9.90	(2.68)	1,059,870		1.30	1.11	1.11	31
07/01/14	06/30/15	10.46	0.14	(0.29)	(0.15)	(0.11)	—	(0.11)	10.20	(1.42)	240,182		1.35	1.13	1.13	48
10/21/13^	06/30/14	10.00	0.14	0.32	0.46	—	—	—	10.46	4.60	202,616		2.01	1.23	1.23	25

Investor Shares*
07/01/18	12/31/18	12.41	(0.03)	(1.62)	(1.65)	(0.19)	(0.98)	(1.17)	9.59	(13.26)	13,130		(0.43)	1.24	1.24	14
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27
07/01/15	06/30/16	10.19	0.12	(0.41)	(0.29)	—	—	—	9.90	(2.85)	13,031		1.15	1.26	1.26	31
07/01/14	06/30/15	10.45	0.12	(0.29)	(0.17)	(0.09)	—	(0.09)	10.19	(1.56)	25,840		1.20	1.28	1.28	48
10/21/13^	06/30/14	10.00	0.13	0.32	0.45	—	—	—	10.45	4.50	18,011		1.86	1.38	1.38	25

Advisor Shares*
07/01/18	12/31/18	12.30	(0.04)	(1.61)	(1.65)	(0.15)	(0.98)	(1.13)	9.52	(13.33)	7,783		(0.68)	1.49	1.49	14
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27
07/01/15	06/30/16	10.17	0.09	(0.41)	(0.32)	—	—	—	9.85	(3.15)	745		0.90	1.51	1.51	31
07/01/14	06/30/15	10.44	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	10.17	(1.78)	1,076		0.95	1.53	1.53	48
10/21/13^	06/30/14	10.00	0.11	0.33	0.44	—	—	—	10.44	4.40	240		1.61	1.63	1.63	25

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND:

Institutional Shares*
07/01/18	12/31/18	$10.71	0.03	(1.71)	(1.68)	(0.65)	(2.12)	(2.77)	$6.26	(15.95)%	$273,417		0.54%	1.22%	1.22%	26%
07/01/17	06/30/18	10.89	0.09	0.70	0.79	—	(0.97)	(0.97)	10.71	6.75	1,487,584		0.77	1.15	1.15	62
07/01/16	06/30/17	8.83	0.08	1.98	2.06	—	—	—	10.89	23.33	985,654		0.80	1.15	1.15	100
07/01/15	06/30/16	12.83	0.06	(2.91)	(2.85)	(0.95)	(0.20)	(1.15)	8.83	(24.02)	1,828,840		0.53	1.14	1.14	105
07/01/14	06/30/15	10.50	0.05	2.86	2.91	(0.51)	(0.07)	(0.58)	12.83	28.62	1,582,214		0.41	1.15	1.15	70
03/04/14^	06/30/14	10.00	0.05	0.45	0.50	—	—	—	10.50	5.00	1,080,717		1.59	1.21	1.21	26

Investor Shares*
07/01/18	12/31/18	10.65	0.02	(1.69)	(1.67)	(0.64)	(2.12)	(2.76)	6.22	(15.95)	1,534		0.39	1.37	1.37	26
07/01/17	06/30/18	10.85	0.07	0.70	0.77	—	(0.97)	(0.97)	10.65	6.58	2,461		0.62	1.30	1.30	62
07/01/16	06/30/17	8.81	0.07	1.97	2.04	—	—	—	10.85	23.16	2,814		0.65	1.30	1.30	100
07/01/15	06/30/16	12.82	0.04	(2.91)	(2.87)	(0.94)	(0.20)	(1.14)	8.81	(24.20)	1,595		0.38	1.29	1.29	105
07/01/14	06/30/15	10.49	0.03	2.87	2.90	(0.50)	(0.07)	(0.57)	12.82	28.57	25,628		0.26	1.30	1.30	70
03/04/14^	06/30/14	10.00	0.05	0.44	0.49	—	—	—	10.49	4.90	4,522		1.44	1.36	1.36	26

Advisor Shares*
07/01/18	12/31/18	10.56	0.01	(1.68)	(1.67)	(0.63)	(2.12)	(2.75)	6.14	(16.07)	198		0.14	1.62	1.62	26
07/01/17	06/30/18	10.79	0.04	0.70	0.74	—	(0.97)	(0.97)	10.56	6.33	288		0.37	1.55	1.55	62
07/01/16	06/30/17	8.78	0.04	1.97	2.01	—	—	—	10.79	22.89	388		0.40	1.55	1.55	100
07/01/15	06/30/16	12.79	0.01	(2.90)	(2.89)	(0.92)	(0.20)	(1.12)	8.78	(24.39)	687		0.13	1.54	1.54	105
07/01/14	06/30/15	10.48	—	2.87	2.87	(0.49)	(0.07)	(0.56)	12.79	28.22	1,670		0.01	1.55	1.55	70
03/04/14^	06/30/14	10.00	0.04	0.44	0.48	—	—	—	10.48	4.80	59		1.19	1.61	1.61	26

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND:

Institutional Shares*
07/01/18	12/31/18	10.06	0.05	(1.16)	(1.11)	(0.35)	—	(0.35)	8.60	(11.00)	186,026		1.02	1.24	1.24	12
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23
07/01/15	06/30/16	9.74	0.13	(1.05)	(0.92)	(0.09)	—	(0.09)	8.73	(9.40)	319,993		1.56	1.17	1.17	19
07/01/14	06/30/15	10.22	0.13	(0.46)	(0.33)	(0.15)	—	(0.15)	9.74	(3.22)	268,530		1.31	1.22	1.22	22
07/01/13	06/30/14	9.52	0.20	0.61	0.81	(0.11)	—	(0.11)	10.22	8.62	193,676		2.08	1.25	1.25	19

Investor Shares*
07/01/18	12/31/18	10.03	0.04	(1.16)	(1.12)	(0.32)	—	(0.32)	8.59	(11.08)	26,866		0.87	1.39	1.39	12
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23
07/01/15	06/30/16	9.73	0.12	(1.06)	(0.94)	(0.08)	—	(0.08)	8.71	(9.60)	196,841		1.41	1.32	1.32	19
07/01/14	06/30/15	10.21	0.11	(0.45)	(0.34)	(0.14)	—	(0.14)	9.73	(3.33)	155,919		1.16	1.37	1.37	22
07/01/13	06/30/14	9.51	0.19	0.61	0.80	(0.10)	—	(0.10)	10.21	8.51	24,291		1.93	1.40	1.40	19

Advisor Shares*
07/01/18	12/31/18	10.07	0.03	(1.16)	(1.13)	(0.30)	—	(0.30)	8.64	(11.16)	153		0.62	1.64	1.64	12
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
07/01/15	06/30/16	9.70	0.10	(1.05)	(0.95)	(0.02)	—	(0.02)	8.73	(9.82)	281		1.16	1.57	1.57	19
07/01/14	06/30/15	10.18	0.09	(0.46)	(0.37)	(0.11)	—	(0.11)	9.70	(3.60)	942		0.91	1.62	1.62	22
07/01/13	06/30/14	9.49	0.16	0.61	0.77	(0.08)	—	(0.08)	10.18	8.19	533		1.68	1.65	1.65	19

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/18	12/31/18	$9.58	0.09	(0.44)	(0.35)	(0.11)	(0.09)	(0.20)	$9.03	(3.74)%	$187,521		1.87%	0.60%	0.60%	39%
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

*
Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations. Periods beginning after June 30, 2018 are unaudited. Prior to July 1, 2018, Brown Advisory Strategic Bond Fund Institutional Shares and Investor Shares were known as Investor Shares and Advisor Shares, respectively.

^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year. Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.
(e)	Less than $0.005/share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Notes to Financial Statements
December 31, 2018 (Unaudited)

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Global Leaders Fund (“Global Leaders Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”), Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”), Brown Advisory – WMC Japan Alpha Opportunities Fund (“WMC Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Somerset Emerging Markets Fund”) and Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company.

The Funds commenced operations as follows:
	Institutional	Investor	Advisor
	Shares	Shares	Shares
Growth Equity Fund	10/19/2012	6/28/1999	5/18/2006
Flexible Equity Fund	10/19/2012	11/30/2006	1/24/2007
Equity Income Fund	10/19/2012	12/29/2011	12/29/2011
Sustainable Growth Fund	6/29/2012	6/29/2012	6/29/2012
Mid-Cap Growth Fund	7/2/2018	10/2/2017	—
Small-Cap Growth Fund	9/20/2002	6/28/1999	4/25/2006
Small-Cap Fundamental Value Fund	10/19/2012	12/31/2008	7/28/2011
Global Leaders Fund	10/31/2018	7/1/2015	—
Intermediate Income Fund	—	11/2/1995	5/13/1991
Total Return Fund	10/30/2014	10/30/2014	—
Strategic Bond Fund	10/31/2014*	9/30/2011**	—
Sustainable Bond Fund	7/2/2018	8/7/2017	—
Maryland Bond Fund	—	12/21/2000	—
Tax-Exempt Bond Fund	7/2/2018	6/29/2012	—
Mortgage Securities Fund	5/13/2014	12/26/2013	—
WMC Strategic European Equity Fund	10/21/2013	10/21/2013	10/21/2013
WMC Japan Alpha Opportunities Fund	3/4/2014	3/4/2014	3/4/2014
Somerset Emerging Markets Fund	12/12/2012	12/12/2012	12/12/2012
Beutel Goodman Large-Cap Value Fund	2/13/2018	—	—
_________________________

*	Prior to July 1, 2018, Institutional Shares were known as Investor Shares.
**	Prior to July 1, 2018, Investor Shares were known as Advisor Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on the basis of its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Small-Cap Fundamental Value Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Mid-Cap Growth Fund seeks to achieve capital appreciation. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s

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Notes to Financial Statements
December 31, 2018 (Unaudited)

investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Sustainable Bond Fund seeks to provide a competitive return consistent with preservation of principal while giving special considerations to certain environmental, social and governance criteria. Tax-Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Somerset Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the WMC Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The investment objective of the WMC Japan Alpha Opportunities Fund seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan. Global Leaders Fund seeks to achieve capital appreciation by investing primarily in global equities. The investment objective of the Total Return Fund is to provide a competitive total return consistent with preservation of principal. The Beutel Goodman Large-Cap Value Fund seeks to achieve capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –  Quoted prices in active markets for identical securities.
Level 2 –  Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –  Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic investment companies (open-ended mutual funds) are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data for those such securities that are held by the Funds. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on

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Notes to Financial Statements
December 31, 2018 (Unaudited)

its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2018, the Small-Cap Growth Fund, Total Return Fund, Strategic Bond Fund, and Mortgage Securities Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total market value of such securities held as of December 31, 2018, was $2,569,714 or 0.3% of Small-Cap Growth Fund’s net assets, $4,582 or 0.0% of Total Return Fund’s net assets, $4,582 or 0.0% of Strategic Bond Fund’s net assets and $44,998 or 0.0% of Mortgage Securities Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2018:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$1,647,977,118	$—	$—
REIT^	63,131,272	—	—
Short-Term Investments	60,224,037	—	—
Total Investments	$1,771,332,427	$—	$—

Flexible Equity Fund
Common Stocks	$383,571,528	$—	$—
REIT^	9,812,703	—	—
Closed-End Funds	6,795,492	—	—
Short-Term Investments	883,004	—	—
Total Investments	$401,062,727	$—	$—

Equity Income Fund
Common Stocks	$73,658,203	$—	$—
REIT^	5,668,573	—	—
Short-Term Investments	1,524,791	—	—
Total Investments	$80,851,567	$—	$—

Sustainable Growth Fund
Common Stocks	$683,844,265	$—	$—
REIT^	35,709,020	—	—
Short-Term Investments	18,778,906	—	—
Total Investments	$738,332,191	$—	$—

Mid-Cap Growth Fund
Common Stocks	$24,680,243	$—	$—
REIT^	545,246	—	—
Total Investments	$25,225,489	$—	$—

Small-Cap Growth Fund
Common Stocks	$757,239,759	$—	$—
Private Placements	—	—	2,569,714
Short-Term Investments	21,404,500	—	—
Total Investments	$778,644,259	$—	$2,569,714

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Notes to Financial Statements
December 31, 2018 (Unaudited)

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$851,580,002	$—	$—
REIT^	68,889,895	—	—
Investment Companies	28,157,063	—	—
Short-Term Investments	25,430,963	—	—
Total Investments	$974,057,923	$—	$—

Global Leaders Fund
Common Stocks:
China	$2,884,437	$8,467,302	$—
France	—	4,142,079	—
Germany	—	6,061,072	—
India	—	3,904,387	—
Indonesia	—	3,793,276	—
Netherlands	—	4,904,054	—
Sweden	—	3,937,416	—
Switzerland	—	4,257,483	—
Taiwan	4,252,696	—	—
United Kingdom	—	10,484,784	—
United States	71,469,154	—	—
Short-Term Investments	7,170,632	—	—
Total Investments	$85,776,919	$49,951,853	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$33,783,988	$—
Asset Backed Securities	—	21,923,963	—
Mortgage Backed Securities	—	14,587,039	—
Municipal Bonds	—	10,757,098	—
U.S. Treasury Notes	—	19,523,323	—
Affiliated Mutual Funds	26,354,995	—	—
Short-Term Investments	3,381,570	—	—
Total Investments	$29,736,565	$100,575,411	$—

Total Return Fund
Asset Backed Securities	$—	$52,768,180	$4,582
Corporate Bonds & Notes	—	50,855,819	—
Mortgage Backed Securities	—	41,151,519	—
U.S. Treasury Notes	—	18,071,320	—
Municipal Bonds	—	6,908,960	—
Preferred Stocks	655,671	—	—
Short-Term Investments	9,078,460	608,842	—
Total Investments	$9,734,131	$170,364,640	$4,582
Futures Contracts – Long*	$1,641,076	$—	$—
Futures Contracts – Short*	$(156,239)	$—	$—

Strategic Bond Fund
Asset Backed Securities	$—	$78,816,769	$4,582
Corporate Bonds & Notes	—	70,127,149	—
Mortgage Backed Securities	—	23,305,135	—
Municipal Bonds	—	5,875,984	—
Preferred Stocks	1,218,586	—	—
Closed-End Funds	326,378	—	—
Short-Term Investments	4,879,460	—	—
Total Investments	$6,424,424	$178,125,037	$4,582

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$36,716,745	$—
Mortgage Backed Securities	—	23,685,313	—
Municipal Bonds	—	10,970,878	—
Foreign Government Bonds	—	8,087,090	—
Asset Backed Securities	—	4,832,684	—
U.S. Treasury Notes	—	7,689,656	—
Short-Term Investments	1,608,114	—	—
Total Investments	$1,608,114	$91,982,366	$—
Futures Contracts – Long*	$422,666	$—	$—
Futures Contracts – Short*	$(369,144)	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$175,977,212	$—
Short-Term Investments	962,696	—	—
Total Investments	$962,696	$175,977,212	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$614,195,003	$—
Short-Term Investments	1,849,200	—	—
Total Investments	$1,849,200	$614,195,003	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$264,189,819	$—
Asset Backed Securities	—	35,615,128	44,998
Municipal Bonds	—	10,080,693	—
Corporate Bonds	—	2,437,805	—
U.S. Treasury Notes	—	4,941,504	—
Preferred Stocks	1,377,416	—	—
Short-Term Investments	5,873,485	459,127	—
Total Investments	$7,250,901	$317,724,076	$44,998
Futures Contracts – Long*	$1,654,377	$—	$—
Futures Contracts – Short*	$(947,505)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$2,484,373	$—
Belgium	—	15,165,074	—
Denmark	—	21,081,815	—
Finland	—	12,519,140	—
France	—	84,737,070	—
Germany	4,810,576	73,296,758	—
Italy	—	2,506,163	—
Netherlands	—	57,944,532	—
Portugal	—	7,848,243	—
Spain	2,984,768	7,279,999	—
Sweden	—	75,248,078	—
Switzerland	—	82,955,459	—
United Kingdom	—	155,166,011	—
Preferred Stocks	—	3,963,386	—
Short-Term Investments	7,956,454	—	—
Total Investments	$15,751,798	$602,196,101	$—

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Notes to Financial Statements
December 31, 2018 (Unaudited)

	Level 1	Level 2	Level 3
WMC Japan Alpha Opportunities Fund
Common Stocks	$—	$256,721,994	$—
REIT^	—	2,086,222	—
Exchange Traded Funds	—	954,479	—
Short-Term Investments	590	—	—
Total Investments	$590	$259,762,695	$—
Futures Contracts – Long*	$238,800	$—	$—
Forward Foreign Currency
Exchange Contracts*	$—	$234,096	$—

Somerset Emerging Markets Fund
Common Stocks:
Brazil	$—	$18,758,926	$—
Chile	3,206,412	9,114,428	—
China	—	18,603,181	—
Germany	—	1,805,097	—
Greece	—	4,918,790	—
Hungary	—	19,250,496	—
India	—	33,728,446	—
Indonesia	—	2,432,420	—
Netherlands	7,049,588	—	—
Nigeria	2,024,096	—	—
Philippines	—	562,466	—
Poland	—	2,710,815	—
Russia	8,263,095	—	—
South Africa	—	13,360,124	—
South Korea	2,150,323	29,356,395	—
Taiwan	—	14,918,366	—
Turkey	—	4,826,141	—
United Arab Emirates	—	9,470,449	—
United Kingdom	—	7,067,850	—
United States	1,843,264	—	—
Short-Term Investments	648	—	—
Total Investments	$24,537,426	$190,884,390	$—

Beutel Goodman Large-Cap Value Fund
Common Stocks	$179,698,736	$—	$—
Short-Term Investments	16,086,760	—	—
Total Investments	$195,785,496	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts and Forward Foreign Currency Exchange Contracts represent total unrealized appreciation (depreciation) as of December 31, 2018.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Contingent Value Rights	Private Placements
Balance as of June 30, 2018	$131,192	$2,450,871
Acquisitions / Purchases	—	3,000
Distributions / Returns of Capital	—	(111,600)
Realized Gains	—	106,000
Change in Unrealized Appreciation	341,572	121,443
Dispositions/Sales	(472,764)	—
Balance as of December 31, 2018	$—	$2,569,714

The Contingent Value Rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash considerations from Shire PLC as well as the CVR. On September 10, 2018, the Fund received $472,674 from Shire PLC in exchange for the CVR. The Fund recognized realized gains of $341,572 in connection with the disposition of the CVR.

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Notes to Financial Statements
December 31, 2018 (Unaudited)

The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

	Asset Backed Securities
	Intermediate	Total	Strategic	Mortgage
	Income Fund	Return Fund	Bond Fund	Securities Fund
Balance as of June 30, 2018	$1,131,822	$1,153,813	$871,021	$2,119,829
Accrued discounts/premiums	(7,889)	(7,440)	(4,583)	(12,107)
Paydowns	—	—	(7,970)	—
Realized gain(loss)	(826)	(4,833)	(4,818)	(36,717)
Change in unrealized appreciation (depreciation)	1,979	4,580	4,211	27,047
Sales	(26,690)	(252,701)	(348,535)	(1,572,961)
Transfers out of Level 3 and into Level 2	(1,098,396)	(888,837)	(504,744)	(480,093)
Balance as of December 31, 2018	$—	$4,582	$4,582	$44,998
Change in unrealized appreciation (depreciation)
during the period for level 3 investments held at
December 31, 2018	N/A	$(26)	$(26)	$(252)

These asset backed securities are valued utilizing prices from an independent pricing service that are based upon quotes from a single broker.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying

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Notes to Financial Statements
December 31, 2018 (Unaudited)

security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

None of the Funds purchased, sold or wrote any options during the six months ended December 31, 2018.

E. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds will segregate cash or cash equivalents as collateral as required in accordance with applicable regulation.

F. Distributions to Shareholders – For the Maryland Bond Fund and Tax-Exempt Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

G. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2015-2017) as of June 30, 2018 or are expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

I. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

J. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

K. New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of applying this provision, which will become effective in the Funds on July 1, 2019.

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Notes to Financial Statements
December 31, 2018 (Unaudited)

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity*	First $150 million	0.50%
Sustainable Growth*	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

*
From July 1, 2018 through September 11, 2018, the Adviser voluntarily lowered its management fee by implementing a new management fee breakpoint structure (previously, the management fee was 0.60% of average daily net assets). Effective September 12, 2018, the Adviser contractually lowered its management fee under the same breakpoint structure.

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Mortgage Securities Fund	0.30%
Global Leaders[1]	0.65%	WMC Strategic European Equity[2]	0.90%
Intermediate Income	0.30%	WMC Japan Alpha Opportunities[2]	1.00%
Total Return	0.30%	Somerset Emerging Markets[3]	0.90%
Strategic Bond	0.40%	Beutel Goodman Large-Cap Value[4]	0.45%

[1]
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2018, Brown Advisory Limited (“BAL”) served as sub-adviser to the Global Leaders Fund and made investment decisions on its behalf. BAL is compensated for its services by the Adviser.

[2]
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2018, Wellington Management Company LLP (“Wellington”) served as sub-adviser to the WMC Strategic European Equity Fund and the WMC Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2018, Somerset Capital Management, LLP (“Somerset”) served as sub-adviser to the Somerset Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser. See Note 10 for further details.

[4]
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2018, Beutel, Goodman & Company Ltd. (“Beutel Goodman”) served as sub-adviser to the Beutel Goodman Large-Cap Value Fund and made investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Equity Income and Sustainable Growth	1.00%	1.15%	1.35%
Mid-Cap Growth and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%
Small-Cap Growth and Small-Cap Fundamental Value	1.25%	1.40%	1.60%
Global Leaders*	0.75%	0.90%	1.15%
Intermediate Income, Total Return,
Sustainable Bond, Maryland Bond, Tax-Exempt Bond and Mortgage Securities	0.55%	0.60%	0.80%
Strategic Bond	0.65%	0.70%	0.95%
WMC Strategic European Equity and Somerset Emerging Markets	1.60%	1.75%	2.00%
WMC Japan Alpha Opportunities	1.70%	1.85%	2.10%

*	Prior to November 1, 2018, the expense caps for the Institutional Shares, Investor Shares, and Advisor Shares of the Global Leaders Fund were 0.70%, 0.85%, and 1.10%, respectively.

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Notes to Financial Statements
December 31, 2018 (Unaudited)

During the six months ended December 31, 2018, the Adviser waived $50,255 in expenses for the Mid-Cap Growth Fund and $126,203 in expenses for Global Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2019	2020	2021	Total
Mid-Cap Growth Fund	N/A	N/A	$59,874	$59,874
Global Leaders Fund	$84,282	$99,017	138,801	322,100
Sustainable Bond Fund	N/A	N/A	28,558	28,558

During the six months ended December 31, 2018, the Adviser has recovered $12,869 of the $28,558 of previously waived fees in the Sustainable Bond Fund.

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution Fees – Advisor Shares”.

Shareholder Servicing – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. These fees are reported in the Funds’ Statements of Operations as “Service Fees – Investor Shares” and “Service Fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund

The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of December 31, 2018, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $26,354,995, or 20.1% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). During the six months ended December 31, 2018, the Intermediate Income Fund waived $36,511 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares during the six months ended December 31, 2018:

			Net	Change In		Unrealized
Beginning			Realized	Unrealized	Ending	Appreciation		Capital
Market Value	Purchases	Proceeds	Gains	Appreciation	Market Value	(Depreciation)	Dividend	Gain
7/01/2018	at Cost	from Sales	(Losses)	(Depreciation)	12/31/18	12/31/18	Income	Distributions
$24,318,345	$3,000,000	$1,000,000	$(58,395)	$95,045	$26,354,995	$(1,001,617)	$366,850	$—

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Notes to Financial Statements
December 31, 2018 (Unaudited)

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the six months ended December 31, 2018, the WMC Japan Alpha Opportunities Fund engaged in securities purchases and sales of $112,981 and $12,665,664, respectively . These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, during the six months ended December 31, 2018 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$222,924,260	$379,405,795	Strategic Bond	$139,924,336	$ 114,856,902
Flexible Equity	39,939,133	44,465,633	Sustainable Bond	56,194,535	15,051,114
Equity Income	8,036,431	16,266,118	Maryland Bond	37,027,832	36,732,200
Sustainable Growth	210,672,846	111,058,379	Tax-Exempt Bond	414,548,384	219,350,923
Mid-Cap Growth	14,729,115	7,124,675	Mortgage Securities	455,125,313	508,120,437
Small-Cap Growth	234,324,902	225,445,771	WMC Strategic European Equity	116,100,082	332,230,238
Small-Cap Fundamental Value	283,423,882	372,862,666	WMC Japan Alpha Opportunities	176,492,526	1,222,929,373
Global Leaders	76,373,038	19,859,613	Somerset Emerging Markets	47,419,692	327,983,435
Intermediate Income	57,360,915	52,902,697	Beutel Goodman Large-Cap Value	115,522,753	68,245,475
Total Return	150,229,472	96,293,470

The Intermediate Income Fund purchased $16,157,475 and sold $19,477,839 in U.S. Government securities during the six months ended December 31, 2018. The Total Return Fund purchased $8,963,500 in U.S. Government Securities during the six months ended December 31, 2018. The Sustainable Bond Fund purchased $12,482,678 and sold $6,912,246 in U.S. Government Securities during the six months ended December 31, 2018. The Mortgage Securities Fund purchased $4,938,865 in U.S. Government Securities during the six months ended December 31, 2018. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

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Notes to Financial Statements
December 31, 2018 (Unaudited)

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character during the six months ended December 31, 2018 is estimated):

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain^
	December 31,	June 30,	December 31,	June 30,	December 31,	June 30,
Fund	2018	2018	2018	2018	2018	2018
Growth Equity	$—	$—	$—	$—	$202,855,906	$144,114,162
Flexible Equity	—	—	2,104,882	2,075,622	14,658,366	—
Equity Income	—	—	1,074,359	2,012,078	9,837,503	3,329,274
Sustainable Growth	—	—	1,432,708	—	24,715,806	8,367,895
Mid-Cap Growth	—	—	280,109	—	—	—
Small-Cap Growth	—	—	11,630,631	2,657,312	28,238,707	10,276,150
Small-Cap Fundamental Value	—	—	20,916,108	19,877,192	112,248,608	32,961,277
Global Leaders	—	—	347,102	43,629	—	—
Intermediate Income	—	—	1,538,070	3,011,904	—	—
Total Return	—	—	2,471,446	3,327,124	—	—
Strategic Bond	—	—	2,971,724	3,760,050	—	—
Sustainable Bond	—	—	1,143,939	607,063	—	—
Maryland Bond	2,374,551	4,411,293	—	48,858	—	—
Tax-Exempt Bond	8,759,049	9,857,181	—	232,534	—	—
Mortgage Securities	—	—	4,447,451	7,967,974	—	—
WMC Strategic European Equity	—	—	13,352,789	11,692,696	63,683,371	—
WMC Japan Alpha Opportunities	—	—	63,963,073	—	54,218,893	89,959,697
Somerset Emerging Markets	—	—	9,238,919	6,156,538	—	—
Beutel Goodman Large-Cap Value	—	—	4,272,002	—	—	—

^  Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

At June 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,150,097,532	$265,218,577	$60,742,672	$478,946,275	$19,913,983	$681,257,570
Unrealized appreciation	918,018,420	193,835,673	35,603,534	211,409,511	1,736,453	253,847,435
Unrealized depreciation	(4,324,089)	(5,174,252)	(329,748)	(5,747,572)	(281,807)	(15,129,822)
Net unrealized app (dep)	913,694,331	188,661,421	35,273,786	205,661,939	1,454,646	238,717,613
Undistributed income	—	1,405,219	328,341	1,432,439	76,762	3,777,600
Undistributed capital gains	136,184,879	9,891,351	9,048,594	24,715,654	—	—
Total distributable earnings	136,184,879	11,296,570	9,376,935	26,148,093	76,762	3,777,600
Other accumulated losses	(4,270,996)	222	—	—	—	(840,387)
Total earnings (losses)	$1,045,608,214	$199,958,213	$44,650,721	$231,810,032	$1,531,408	$241,654,826

	Small-Cap	Global	Intermediate	Total	Strategic	Sustainable
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$986,432,337	$72,147,010	$131,157,197	$135,197,764	$161,424,628	$55,385,214
Unrealized appreciation	344,442,294	16,037,076	233,181	634,339	743,999	139,369
Unrealized depreciation	(18,379,456)	(1,436,833)	(3,279,718)	(2,314,733)	(1,739,167)	(891,422)
Net unrealized app (dep)	326,062,838	14,600,243	(3,046,537)	(1,680,394)	(995,168)	(752,053)
Undistributed income	7,897,792	347,066	22,188	249,520	285,728	105,572
Undistributed capital gains	62,783,723	—	—	—	—	—
Total distributable earnings	70,681,515	347,066	22,188	249,520	285,728	105,572
Other accumulated losses	—	(679,061)	(825,957)	(1,538,301)	(3,394,838)	(202,550)
Total earnings (losses)	$396,744,353	$14,268,248	$(3,850,306)	$(2,969,175)	$(4,104,278)	$(849,031)

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Notes to Financial Statements
December 31, 2018 (Unaudited)

					WMC Japan
	Maryland		Mortgage	WMC Strategic	Alpha	Somerset
	Bond	Tax-Exempt	Securities	European	Opportunities	Emerging
	Fund	Bond Fund	Fund	Equity Fund	Fund	Markets Fund
Cost of investments	$179,602,523	$433,526,187	$384,611,549	$795,515,265	$1,458,225,394	$470,147,304
Gross unrealized appreciation	1,722,711	3,445,770	1,621,523	181,562,131	171,222,018	123,762,857
Gross unrealized depreciation	(2,273,298)	(3,773,467)	(5,520,271)	(30,975,896)	(142,655,773)	(44,740,965)
Net unrealized app (dep)	(550,587)	(327,697)	(3,898,748)	150,586,235	28,566,245	79,021,892
Undistributed income	268,938 ^	856,020 ^	638,829	13,352,323	63,962,954	7,814,031
Undistributed capital gains	—	—	—	35,919,208	54,218,641	—
Total distributable earnings	268,938 ^	856,020^	638,829	49,271,531	118,181,595	7,814,031
Other accumulated losses	(885,034)	(4,493,981)	(12,763,292)	13,046	(1,058,776)	(51,992,042)
Total earnings (losses)	$(1,166,683)	$(3,965,658)	$(16,023,211)	$199,870,812	$145,689,064	$34,843,881

	Beutel
	Goodman
	Large-Cap
	Value Fund
Cost of investments	$152,354,695
Gross unrealized appreciation	2,746,156
Gross unrealized depreciation	(7,072,044)
Net unrealized app (dep)	(4,325,888)
Undistributed income	664,783
Undistributed capital gains	—
Total distributable earnings	664,783
Other accumulated losses	(109)
Total earnings (losses)	$(3,661,214)

^  Represents tax exempt income

Note 6. Futures Contracts

The Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, Mortgage Securities Fund, and WMC Japan Alpha Opportunities Fund invested in futures contracts during the six months ended December 31, 2018. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash, foreign currency and / or securities (generally U.S. Treasury Bills). Such cash and foreign currency amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash deficit at broker – futures contracts” (a deficit balance is not indicative of any amount due to the broker, as such amounts are offset in full and meet collateralization requirements from the Funds’ pledging of securities). Securities pledged as collateral are included on the Statements of Assets and Liabilities as part of “Total investments, at market value”. These securities are tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts. At December 31, 2018, the Funds had the following collateral balances with their brokers in connection with their futures accounts:

			Securities	Total Collateral
Fund	Cash	Foreign Currency	Pledged	at Broker
Total Return	$(18,591)	$—	$608,842	$590,251
Strategic Bond	97,760	—	—	97,760
Sustainable Bond	124,236	—	—	124,236
Mortgage Securities	23,880	—	399,237	423,117
WMC Japan Alpha Opportunities	3,065,051	(2,378,882)	—	686,169

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the

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Notes to Financial Statements
December 31, 2018 (Unaudited)

Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. For futures contracts denominated in foreign currencies, both the Notional Amount and Notional Value have been translated into U.S. Dollars as of the date of this report. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments. The impact of futures contracts, not accounted for as hedging instruments, was as follows:

	Statements of Assets and Liabilities		Statements of Operations for the
	as of December 31, 2018		period ended December 31, 2018
				Net Change
				in Unrealized
	Gross Unrealized	Gross Unrealized	Net Realized	Appreciation
	Appreciation –	Depreciation –	Gain (Loss) –	(Deprecation) –
Fund	Futures Contracts	Futures Contracts	Futures Contracts	Futures Contracts
Total Return	$1,641,076	$156,239	$(620,146)	$993,954
Strategic Bond	—	—	(38,160)	70,497
Sustainable Bond	422,666	369,144	(112,311)	63,306
Mortgage Securities	1,654,377	947,505	(200,603)	71,116
WMC Japan Alpha Opportunities	238,800	—	751,006	1,286,878

During the six months ended December 31, 2018, the average Notional Value of long futures contracts held by the Total Return Fund, Sustainable Bond Fund, Mortgage Securities Fund, and WMC Japan Alpha Opportunities Fund were $27,300,753, $5,081,171, $39,447,282, and $37,545,813, respectively. The Total Return Fund, Sustainable Bond Fund and Mortgage Securities Fund were invested in long U.S. Treasury futures contracts, which gave the funds exposure to interest rate risk. The WMC Japan Alpha Opportunities Fund was invested in long stock index futures contracts, which were denominated in foreign currencies, and which gave the Fund exposure to both foreign equity risk and foreign currency risk.

During the six months ended December 31, 2018, the average Notional Value of the short futures contracts held by the Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and the Mortgage Securities Fund were $7,907,502, $6,188,170, $9,994,253 and $80,104,383, respectively. The Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and Mortgage Securities Fund were invested in short U.S. Treasury futures contracts, which served to hedge or reduce the funds exposure to interest rate risk. The Funds activity in futures contracts, and the resulting assets or liabilities, were not subject to any arrangements wherein these assets or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Forward Foreign Currency Contracts

The WMC Japan Alpha Opportunities Fund held forward foreign currency contracts during the six months ended December 31, 2018.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at an agreed upon price. These contracts are traded over-the-counter and not on an organized exchange. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. The

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Notes to Financial Statements
December 31, 2018 (Unaudited)

realized gains or losses are reported in the Statement of Operations as net realized gains or losses from forward foreign currency contracts. “Gross unrealized appreciation – forward foreign currency contracts” and “gross unrealized depreciation – forward foreign currency contracts” are reported on the Statement of Assets and Liabilities for those contracts that remain open as of year end. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. There is generally no collateral exchanged by the Fund or counterparty to the contract in connection with these contracts. The Fund’s risk of loss from counterparty credit risk on these contracts is generally limited to the aggregate unrealized appreciation (depreciation) on open contracts on a counterparty by counterparty basis. The Fund attempts to mitigate counterparty credit risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The effect of forward foreign currency contracts, not accounted for as hedging instruments, was as follows:

	Statements of Assets and Liabilities		Statements of Operations for the
	as of December 31, 2018		period ended December 31, 2018
Net Change
in Unrealized
	Gross Unrealized	Gross Unrealized	Net Realized	Appreciation
	Appreciation –	Depreciation –	Gain (Loss) –	(Deprecation) –
	Forward Foreign	Forward Foreign	Forward Foreign	Forward Foreign
Fund	Currency Contracts	Currency Contracts	Currency Contracts	Currency Contracts
WMC Japan Alpha Opportunities	$234,096	$—	$(1,221,617)	$618,277

During the six months ended December 31, 2018, the average net exposure, in U.S. Dollars, of forward foreign currency contracts held by the WMC Japan Alpha Opportunities Fund was $(23,534,661). The WMC Japan Alpha Opportunities Fund was, on a net basis, long, or buying the Japanese Yen, while it was short, or selling, the U.S. Dollar. The Fund’s use of forward foreign currency contracts, and the resulting assets or liabilities, were not subject to any arrangements wherein these assets or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 8. Line of Credit

As of December 31, 2018, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of December 31, 2018 was 5.50% (prime rate). The following table shows the details of the Funds’ borrowing activity during the six months ended December 31, 2018. Funds that are not listed did not utilize the line of credit during the period.
	Maximum		Total Interest	Average
	Outstanding	Average Daily	Expense	Annual
Fund	Balance	Balance	Incurred	Interest Rate
Mid-Cap Growth	$ 864,000	$ 8,440	$ 220	5.11%
Maryland Bond	303,000	4,940	133	5.25%
WMC Strategic European Equity	37,056,000	682,636	17,540	5.03%
WMC Japan Alpha Opportunities	2,168,000	15,533	432	5.44%
Somerset Emerging Markets	27,453,000	1,052,614	28,275	5.26%
Beutel Goodman Large-Cap Value	11,083,000	180,701	5,080	5.50%

As of December 31, 2018, the WMC Japan Alpha Opportunities Fund and Somerset Emerging Markets Fund had outstanding borrowings of $2,168,000 and $12,023,000, respectively, under the line of credit.

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Notes to Financial Statements
December 31, 2018 (Unaudited)

Note 9. SEC Disclosure Update and Simplification Release

The SEC Disclosure Update and Simplification Release has prescribed that distributions presented in the Statements of Changes in Net Assets will no longer be presented separately as from net investment income and net realized gain and will instead be shown only in total (except for distributions deemed to be a return of capital).  For reference, prior year distributions which are no longer presented separately on the Statements of Changes in Net Assets as from net investment income and net realized gain were categorized as follows:

	Fiscal Year Ended June 30, 2018
	Net Investment Income			Net Realized Gain
	Institutional	Investor	Advisor	Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Shares	Shares	Shares
Growth Equity	—	—	—	23,141,509	120,503,157	469,496
Flexible Equity	643,925	1,422,429	9,268	—	—	—
Equity Income	512,185	1,236,776	24,423	916,839	2,572,585	78,544
Sustainable Growth	—	—	—	4,421,769	802,354	3,143,772
Mid-Cap Growth	—	—	—	—	—	—
Small-Cap Growth	1,427,349	1,204,104	25,859	4,901,077	5,113,684	261,389
Small-Cap Fundamental Value	2,681,377	4,805,086	62,036	13,597,047	30,834,877	858,046
Global Leaders	—	43,629	—	—	—	—
Intermediate Income	—	2,930,957	80,947	—	—	—
Total Return	3,247,038	80,086	—	—	—	—
Strategic Bond	3,754,542	5,508	—	—	—	—
Sustainable Bond	—	607,063	—	—	—	—
Maryland Bond	—	4,460,151	—	—	—	—
Tax-Exempt Bond	—	10,089,715	—	—	—	—
Mortgage Securities	7,958,014	9,960	—	—	—	—
WMC Strategic European Equity	11,440,046	101,939	150,711	—	—	—
WMC Japan Alpha Opportunities	—	—	—	89,654,329	275,411	29,957
Somerset Emerging Markets	4,634,486	1,520,480	1,572	—	—	—
Beutel Goodman Large-Cap Value	—	—	—	—	—	—

Note 10. Subsequent Events

WMC Japan Alpha Opportunities Fund – On January 15, 2019, the Board of Trustees (the “Board”) of Brown Advisory Funds, based upon the recommendation of the Adviser, determined to close and liquidate the Brown Advisory – WMC Japan Alpha Opportunities Fund (the “Fund”). The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as of the close of business on February 22, 2019. The Fund liquidated on February 22, 2019 and is no longer operating or available for purchase.

Somerset Emerging Markets Fund – On February 20, 2019, the Board approved the appointment of Wellington Management Company and Pzena Investment Management, LLC as investment sub-advisers to the Brown Advisory – Somerset Emerging Markets Fund (the “Fund”), effective as of the close of business on February 22, 2019 (the “Effective Date”). As of the Effective Date, Somerset Capital Management LLP was terminated as the sub-adviser to the Fund.  Also as of the Effective Date, the Fund has been renamed the Brown Advisory Emerging Markets Select Fund.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No other material events or transactions occurred subsequent to December 31, 2018 that would require recognition or disclosure in these financial statements.

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Expense Example For the Six Months Ended December 31, 2018 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2018 – December 31, 2018).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses. As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions. Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2018	December 31, 2018	the Period*	December 31, 2018	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$ 923.20	$3.39	$1,021.68	$3.57	0.70%
Investor Shares	$1,000.00	$ 922.00	$4.12	$1,020.92	$4.33	0.85%
Advisor Shares	$1,000.00	$ 921.10	$5.33	$1,019.66	$5.60	1.10%

Flexible Equity Fund
Institutional Shares	$1,000.00	$ 909.30	$2.74	$1,022.33	$2.91	0.57%
Investor Shares	$1,000.00	$ 908.50	$3.46	$1,021.58	$3.67	0.72%
Advisor Shares	$1,000.00	$ 907.00	$4.66	$1,020.32	$4.94	0.97%

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Expense Example For the Six Months Ended December 31, 2018 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2018	December 31, 2018	the Period*	December 31, 2018	the Period*	Ratio*
Equity Income Fund
Institutional Shares	$1,000.00	$ 947.30	$3.88	$1,021.22	$4.02	0.79%
Investor Shares	$1,000.00	$ 947.30	$4.61	$1,020.47	$4.79	0.94%
Advisor Shares	$1,000.00	$ 945.30	$5.83	$1,019.21	$6.06	1.19%

Sustainable Growth Fund
Institutional Shares	$1,000.00	$ 947.40	$3.53	$1,021.58	$3.67	0.72%
Investor Shares	$1,000.00	$ 946.40	$4.27	$1,020.82	$4.43	0.87%
Advisor Shares	$1,000.00	$ 945.60	$5.49	$1,019.56	$5.70	1.12%

Mid-Cap Growth Fund
Institutional Shares[1]	$1,000.00	$ 885.50	$3.29	$1,021.68	$3.57	0.70%
Investor Shares	$1,000.00	$ 889.30	$4.05	$1,020.92	$4.33	0.85%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$ 873.40	$4.63	$1,020.27	$4.99	0.98%
Investor Shares	$1,000.00	$ 873.10	$5.33	$1,019.51	$5.75	1.13%
Advisor Shares	$1,000.00	$ 871.60	$6.51	$1,018.25	$7.02	1.38%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$ 847.50	$4.47	$1,020.37	$4.89	0.96%
Investor Shares	$1,000.00	$ 846.90	$5.17	$1,019.61	$5.65	1.11%
Advisor Shares	$1,000.00	$ 846.00	$6.33	$1,018.35	$6.92	1.36%

Global Leaders Fund
Institutional Shares[2]	$1,000.00	$ 967.50	$1.23	$1,021.42	$3.82	0.75%
Investor Shares	$1,000.00	$ 919.20	$4.11	$1,020.92	$4.33	0.85%

Intermediate Income Fund
Investor Shares	$1,000.00	$1,012.20	$2.38	$1,022.84	$2.40	0.47%
Advisor Shares	$1,000.00	$1,011.20	$3.65	$1,021.58	$3.67	0.72%

Total Return Fund
Institutional Shares	$1,000.00	$1,008.00	$2.48	$1,022.74	$2.50	0.49%
Investor Shares	$1,000.00	$1,007.80	$2.73	$1,022.48	$2.75	0.54%

Strategic Bond Fund
Institutional Shares	$1,000.00	$1,002.00	$2.98	$1,022.23	$3.01	0.59%
Investor Shares	$1,000.00	$1,001.70	$3.23	$1,021.98	$3.26	0.64%

Sustainable Bond Fund
Institutional Shares[1]	$1,000.00	$1,009.70	$2.76	$1,022.43	$2.80	0.55%
Investor Shares	$1,000.00	$1,009.50	$3.04	$1,022.18	$3.06	0.60%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,011.30	$2.48	$1,022.74	$2.50	0.49%

Tax-Exempt Bond Fund
Institutional Shares[1]	$1,000.00	$1,014.60	$2.16	$1,023.04	$2.19	0.43%
Investor Shares	$1,000.00	$1,013.60	$2.44	$1,022.79	$2.45	0.48%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,016.30	$2.39	$1,022.84	$2.40	0.47%
Investor Shares	$1,000.00	$1,015.00	$2.64	$1,022.58	$2.65	0.52%

WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$ 868.20	$5.13	$1,019.71	$5.55	1.09%
Investor Shares	$1,000.00	$ 867.40	$5.84	$1,018.95	$6.31	1.24%
Advisor Shares	$1,000.00	$ 866.70	$7.01	$1,017.69	$7.58	1.49%

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Expense Example For the Six Months Ended December 31, 2018 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2018	December 31, 2018	the Period*	December 31, 2018	the Period*	Ratio*
WMC Japan Alpha Opportunities Fund
Institutional Shares	$1,000.00	$ 840.50	$5.66	$1,019.06	$6.21	1.22%
Investor Shares	$1,000.00	$ 840.50	$6.36	$1,018.30	$6.97	1.37%
Advisor Shares	$1,000.00	$ 839.30	$7.51	$1,017.04	$8.24	1.62%

Somerset Emerging Markets Fund
Institutional Shares	$1,000.00	$ 890.00	$5.91	$1,018.95	$6.31	1.24%
Investor Shares	$1,000.00	$ 889.20	$6.62	$1,018.20	$7.07	1.39%
Advisor Shares	$1,000.00	$ 888.40	$7.81	$1,016.94	$8.34	1.64%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$ 962.60	$2.97	$1,022.18	$3.06	0.60%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

[1]	Actual expenses information is presented for the period from share class inception end of day July 2, 2018 to December 31, 2018 (182 days).
[2]	Actual expenses information is presented for the period from share class inception end of day October 31, 2018 to December 31, 2018 (61 days).

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider: (i) the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as (ii) any applicable Sub-Advisory Agreements that are being considered for continuation, and this must take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement and each of the subject Sub-Advisory Agreements, and it is the duty of the Adviser, and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.

Set forth below is information regarding the Board’s most recent consideration of the approval of the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements (other than the Sub-Advisory Agreement for the Brown Advisory – Beutel Goodman Large-Cap Value Fund which was not subject to renewal at this time).  The first section provides information regarding the Board’s review of matters with respect to the continuation of the Investment Advisory Agreement with Brown Advisory.  In addition, set forth immediately following that section are separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Somerset Emerging Markets Fund; (2) the approval of the continuation of each of the Sub-Investment Advisory Agreements with respect to the Brown Advisory – WMC Strategic European Equity Fund and the Brown Advisory – WMC Japan Alpha Opportunities Fund; and (3) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund.

1.  Board of Trustees Approval of the Continuation of the Investment Advisory Agreement for the Funds

In determining whether to approve the continuation of the Investment Advisory Agreement with respect to the applicable Funds, the Trustees requested, and Brown Advisory provided, information and data relevant to the Board’s consideration.  This included materials prepared by Brown Advisory and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on September 11, 2018.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2019.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the subject Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided. The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2018, and for shorter periods as applicable with respect to those Funds with shorter operating histories.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its benchmark and its peers, as follows:

1.  Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, and five-year periods ended June 30, 2018.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, and five-year periods ended June 30, 2018.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

2.  Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, and ten-year periods ended June 30, 2018, but had underperformed its primary benchmark index, the S&P 500 Index, for the five-year period ended June 30, 2018.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and ten-year periods ended June 30, 2018, but had underperformed its peer group median for the five-year period ended June 30, 2018.

3.  Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the three- and five-year periods ended June 30, 2018, but had outperformed its benchmark index for the one- and ten-year periods ended June 30, 2018. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and ten-year periods ended June 30, 2018, but had underperformed its peer group median for the five-year period ended June 30, 2018.

4.  Small-Cap Fundamental Value Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 2000 Value Index, for the one- and three-year periods ended June 30, 2018, but had outperformed its primary benchmark index for the five-year period ended June 30, 2018. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three- and five-year periods ended June 30, 2018, but had underperformed its peer group median for the one-year period ended June 30, 2018.

5.  Small-Cap Growth Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 2000 Growth Index, for the one-, five- and ten-year periods ended June 30, 2018, but had outperformed its primary benchmark index for the three-year period ended June 30, 2018.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three-, five-, and ten-year periods ended June 30, 2018, but had underperformed its peer group median for the one-year period ended June 30, 2018.

6.  Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended June 30, 2018.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2018.

7.  Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays Intermediate US Aggregate Bond Index, for the one- and three-year periods ended June 30, 2018, but had underperformed its primary benchmark index for the five- and ten-year periods ended June 30, 2018.  The Board noted that the Investor Shares of the Fund had

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

underperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2018.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

8.  Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the one- and three-year periods ended June 30, 2018, but had underperformed its primary benchmark index for the five- and ten-year periods ended June 30, 2018.  The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2018, but had underperformed its peer group median for the five- and ten-year periods ended June 30, 2018.  The members of the Board considered and discussed the factors contributing to the Fund’s longer term underperformance and they reviewed them with the Adviser.

9.  Strategic Bond Fund

The Board then reviewed information and materials regarding the performance results for the Strategic Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays Intermediate US Aggregate Bond Index, for the one- and three-year periods ended June 30, 2018, but had underperformed its primary benchmark index for the five-year period ended June 30, 2018.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2018, and had performed in line with its peer group median for the five-year period ended June 30, 2018.

10.  Tax-Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax-Exempt Bond Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the one-, three-, and five-year periods ended June 30, 2018.  The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2018, but had underperformed its peer group median for the five-year period ended June 30, 2018.

11.  Somerset Emerging Markets Fund

The Board then reviewed information and materials regarding the performance results for the Somerset Emerging Markets Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the MSCI Emerging Markets Index, for the one-, three- and five-year periods ended June 30, 2018.  The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2018.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

12.  WMC Strategic European Equity Fund.

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Europe Index, for the three-year period ended June 30, 2018, but had underperformed its primary benchmark index for the one-year period ended June 30, 2018.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three-year period ended June 30, 2018, but had underperformed its peer group median for the one-year period ended June 30, 2018.

13.  WMC Japan Alpha Opportunities Fund

The Board then reviewed information and materials regarding the performance results for the WMC Japan Alpha Opportunities Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the TOPIX Total Return Index, for the one- and three-year periods ended June 30, 2018.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one- and three-year periods ended June 30, 2018. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

14.  Mortgage Securities Fund

The Board next reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays Mortgage Backed Securities Index, for the one-year period, but had underperformed its primary benchmark index for the three-year period ended June 30, 2018.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2018.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

15.  Total Return Fund

The Board then reviewed information and materials regarding the performance results for the Total Return Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays US Aggregate Bond Index, for the one- and three-year periods ended June 30, 2018. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2018.

16.  Global Leaders Fund

The Board next reviewed information and materials regarding the performance results for the Global Leaders Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell Global Large Cap Index, for the one-year period ended June 30, 2018. The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2018.

17. Mid-Cap Growth Fund

The Board then reviewed information and materials regarding the performance results for the Mid-Cap Growth Fund, noting that the Fund had only commenced investment operations as of October 2, 2017 and therefore did not have an extensive operating history.  The Board reviewed certain information regarding the performance of the Fund and considered the Fund’s investment performance since its inception date.

18. Sustainable Bond Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Bond Fund, noting that the Fund had only commenced investment operations as of August 8, 2017 and therefore did not have an extensive operating history.  The Board reviewed certain information regarding the performance of the Fund and considered the Fund’s investment performance since its inception date.

The cost of advisory services provided and the level of profitability.  The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2019, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the subject Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds.  In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources.  The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The Board reviewed with the representatives of Brown Advisory certain fee and expense information for the relevant share classes of the Funds as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, as follows:

1.  Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.77%, which is lower than the median net expense ratio of its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

2.  Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.72%, which was lower than the median net expense ratio of its peer funds.  The Board took into account that the Adviser was proposing the addition of breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.50% on all assets less than $150 million; 0.45% on all assets greater than or equal to $150 million but less than $250 million; 0.40% on all assets greater than or equal to $250 million but less than $1 billion; and 0.38% on all assets greater than or equal to $1 billion.

3.  Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.71%, which was below the median net expense ratio of its peer funds. The Board took into account that the Adviser was proposing the addition of breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

4.  Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.97%, which was above the median net expense ratio of its peer funds.

5.  Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.98%, which was lower than the median net expense ratio of its peer funds.

6.  Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.73%, which was lower than the average net expense ratio of its peer funds.  The Board took into account that the Adviser was proposing the addition of breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

7.  Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.45%, which was lower than the median net expense ratio of its peer funds.

8.  Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.48%, which was lower than the median net expense ratio of its peer funds.

9.  Strategic Bond Fund

The Board then reviewed expense information and materials for the Strategic Bond Fund, noting that the Investment Advisory Agreement provided for a 0.40% investment advisory fee for the Fund, which was below the median compared to its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.62%, which was lower than the median net expense ratio of its peer funds.

10.  Tax-Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax-Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.48%, which was lower than the median net expense ratio of its peer funds.

11.  Somerset Emerging Markets Fund

The Board next reviewed expense information and materials for the Somerset Emerging Markets Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.15%, which was lower than the median net expense ratio of its peer funds.

12.  WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the WMC Strategic European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was above the median for its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.07%, which was lower than the median net expense ratio of its peer funds.

13.  WMC Japan Alpha Opportunities Fund

The Board then reviewed expense information and materials for the WMC Japan Alpha Opportunities Fund, noting that the Investment Advisory Agreement provided for a 1.00% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.15%, which was above the median net expense ratio of its peer funds.

14.  Mortgage Securities Fund

The Board next reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.47%, which was lower than the median net expense ratio of its peer funds.

15.  Total Return Fund

The Board then reviewed expense information and materials for the Total Return Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.50%, which was lower than the median net expense ratio of its peer funds.

16.  Global Leaders Fund

The Board then reviewed expense information and materials for the Global Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.85%, which was lower than the median net expense ratio of its peer funds.

17.  Mid-Cap Growth Fund

The Board next reviewed expense information and materials for the Mid-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.85%, which was lower than the median net expense ratio of its peer funds.

18.  Sustainable Bond Fund

The Board then reviewed expense information and materials for the Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.60%, which was lower than the median net expense ratio of its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale.  While it was noted that, for most of the Funds, the Funds’ investment advisory fees will not decrease as those Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market. The Trustees took into consideration that the Adviser had proposed to implement breakpoints in the investment advisory fee schedules for the Flexible Equity Fund, the Growth Equity Fund and the Sustainable Growth Fund.  The Trustees took into consideration that the Adviser has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  In this regard, the Trustees considered that the proposed breakpoints for the Flexible Equity Fund, the Growth Equity Fund and the Sustainable Growth Fund were being proposed not due to the fact that the fees were not initially set at a level that provides for economies of scale to be shared, but the proposed breakpoints are intended to help the Funds grow their assets in light of the competitive environment in which they operate.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers, and that the proposed breakpoints for the three Funds are intended to enhance the competitiveness of those Funds.  The Trustees further noted that they will have the opportunity to periodically re-examine whether any of the other Funds in the Trust have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on other Funds could be considered further.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that certain benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations.  In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring the Funds operate successfully. The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

In reaching their conclusion with respect to the approval of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory – Somerset Emerging Markets Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Somerset Emerging Markets Fund (the “Fund”) between Brown Advisory and Somerset Capital Management LLP, the sub-investment adviser to the Fund (“Somerset”), was also approved by the Board of Trustees at the Board meeting held on September 11, 2018.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of the Adviser and Somerset, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset, the Board of Trustees requested, and the Adviser and Somerset provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset.  The Trustees considered various matters involving the respective services provided by each of the Adviser and Somerset in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of Somerset.  The Trustees considered that the Adviser is actively engaged in conducting an ongoing monitoring program involving Somerset’s investment activities with respect to Somerset’s day-to-day portfolio management of the Fund’s assets in order to make sure that Somerset is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with the Adviser’s oversight of the investment program maintained by Somerset with respect to the Fund, the Adviser prepares extensive reports to the Board regarding the investment activities of Somerset, which reports contain detailed analyses of how Somerset is performing.

The Board reviewed and evaluated the information that the Adviser and Somerset had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Somerset and the Adviser throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Somerset is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Somerset’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Somerset, the Trustees concluded that Somerset is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2019.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Somerset.  Accordingly, on the basis of the Board’s review of the fees charged by Somerset for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Somerset and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Somerset from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Somerset from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Somerset has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Somerset, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Somerset with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Somerset to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Somerset and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Somerset, reasonably reflected the nature and extent of the services provided by Somerset with respect to the Fund.

3.  Board of Trustees Approval of the Continuation of Each of the Sub-Investment Advisory Agreements With Respect to: (i) the Brown Advisory – WMC Strategic European Equity Fund and (ii) the Brown Advisory – WMC Japan Alpha Opportunities Fund

The continuation of each of the Sub-Investment Advisory Agreements with respect to: (i) the Brown Advisory – WMC Strategic European Equity Fund (the “Strategic European Equity Fund”) between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the Strategic European Equity Fund (“Wellington”), and (ii) the Brown Advisory – WMC Japan Alpha Opportunities Fund (the “Japan Alpha Opportunities Fund”) between Brown Advisory and Wellington, the sub-investment adviser to the Japan Alpha Opportunities Fund, were also approved by the Board of Trustees at the Board meeting held on September 11, 2018.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of each of the Sub-Investment Advisory Agreements, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

continuation of the Sub-Advisory Agreements, and it is the duty of the Adviser and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation each of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington, the Board of Trustees requested, and the Adviser and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of each of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington. The Trustees considered various matters involving the respective services provided by each of the Adviser and Wellington in connection with the management and operation of each of the Funds and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that the Adviser is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of each Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that each Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with the Adviser’s oversight of the investment program maintained by Wellington with respect to each of the Funds, the Adviser prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that the Adviser and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that each respective Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and the Adviser throughout the year.  Based on its review of all of the information, the Board determined that each of the Sub-Investment Advisory Agreements was consistent with the best interests of the respective Funds and their shareholders and would enable each of the Funds to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of each of the Funds and their respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to each of the Funds as indicated by the professional qualifications and experience of the respective portfolio managers of the Funds, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of each of the Funds are competitive with industry averages. The Trustees also noted that each of the Funds is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2019.  The Board took note of the fact that the sub-advisory fees had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Funds, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Funds grows and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment sub-advisory fees will not decrease as the Funds’ assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that each Fund’s investment sub-advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund marketplace.  The Trustees then noted that they will have the opportunity to periodically re-examine whether either Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to each Fund, in the future at which time the implementation of fee breakpoints on one or both of the Funds could be further considered.

Benefits to Wellington from its relationships with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Wellington from its relationships with the Funds, including any potential “soft

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

dollar” benefits in connection with each Fund’s brokerage transactions and use of each Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreements, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contracts and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreements and the level of fees paid under the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Wellington to the Funds and determined that these services will continue to benefit the Funds and their shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Funds between Brown Advisory and Wellington and they determined that the sub-advisory fees for each respective Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Funds.

4.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their September 11, 2018 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration.  In connection with these matters with respect to the sub-advisory arrangements for the Global Leaders Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Brown

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for the Applicable Sub-Advised Funds

Advisory Ltd. and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Brown Advisory Ltd.’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2019.  Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationships with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund.  The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and under common control.

www.brownadvisory.com/mf

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

Prior to 2019, the Funds have filed their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. Beginning in 2019, the Funds will be filing their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. Both Forms N-Q and N-PORT are available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain these Forms on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at www.brownadvisory.com/mf within ten business days after calendar quarter-end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

www.brownadvisory.com/mf

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	BIABX	115233470	BATBX	115233710	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	—	—	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Brown Advisory Funds

By (Signature and Title)*                   /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     March 7, 2019

By (Signature and Title)*                   /s/ Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date     March 7, 2019

* Print the name and title of each signing officer under his or her signature.